PUBLIC Company No. 00014259 ______________________________ THE COMPANIES ACT 2006 ______________________________ ______________________________________ PUBLIC COMPANY LIMITED BY SHARES ______________________________________ ARTICLES OF ASSOCIATION OF HSBC BANK PLC (As adopted by Special Resolution passed on 11 June 2024)

PUBLIC INTRODUCTION History The Birmingham and Midland Bank was formed by Deed of Settlement dated 15th August 1836. In 1873 it was registered as "The Birmingham and Midland Bank" under the Companies Act 1862 but without limited liability, and in 1880 re-registered under the Companies Acts 1862 to 1879 as a Company limited by shares with the name of "The Birmingham and Midland Bank Limited". In 1891, pursuant to the provisions of the Companies (Memorandum of Association) Act 1890, it adopted a Memorandum and Articles of Association in substitution for the Deed of Settlement. The name of the Company has since been altered as follows:- Date Name 28th September 1891 The London and Midland Bank Limited 3rd November 1898 The London City and Midland Bank Limited 1st October 1918 London Joint City and Midland Bank Limited 27th November 1923 Midland Bank Limited 1st February 1982 Midland Bank Public Limited Company 27th September 1999 HSBC Bank plc On 1 October 2009, the Company amended its Articles of Association for the final implementation of the Companies Act 2006 by special resolutions passed in general meeting to delete the provisions of the Company's Memorandum of Association which, by virtue of section 28 of the Companies Act 2006, were from 1 October 2009 treated as provisions of the Company's Articles of Association. The Articles of Association were further substituted on 20 October 2010 and on 23 November 2018. The Articles of Association were adopted on 28 October 2021 for, and to the exclusion of, the Articles of Association adopted on 23 November 2018. The current set of Articles of Association were adopted on 11 June 2024 for, and to the exclusion of, the Articles of Association adopted on 28 October 2021.

CONTENTS Preliminary ................................................................................................................................. 1 1. Interpretation ..................................................................................................................... 1 2. Other Regulations not to Apply ......................................................................................... 6 3. Limited Liability ................................................................................................................ 6 4. Registered Office ............................................................................................................... 6 Share Capital .............................................................................................................................. 7 5. Sterling Preference Shares ................................................................................................. 7 6. Dollar Preference Shares ................................................................................................. 14 7. Second Dollar Preference Shares .................................................................................... 25 8. Third Dollar Preference Shares ....................................................................................... 29 9. Allotment ......................................................................................................................... 36 10. Section 551 of the Act Authority and Disapplication of Section 561 of the Act ............ 37 11. Power to Issue Different Classes of Shares ..................................................................... 38 12. Rights and Restrictions attaching to Shares .................................................................... 39 13. Variation of Rights .......................................................................................................... 39 14. Commission and Brokerage ............................................................................................ 40 15. Trusts not Recognised ..................................................................................................... 40 Share Certificates ..................................................................................................................... 41 16. Right to Certificate .......................................................................................................... 41 17. Replacement Certificates ................................................................................................. 41 Lien ......................................................................................................................................... 41 18. Company's Lien on Shares not Fully Paid....................................................................... 41 19. Enforcement of Lien by Sale ........................................................................................... 42 20. Application of Proceeds of Sale ...................................................................................... 42 Calls on Shares ......................................................................................................................... 42 21. Calls ................................................................................................................................. 42 22. Power to Differentiate ..................................................................................................... 43 23. Interest on Calls ............................................................................................................... 43 24. Payment in Advance ........................................................................................................ 43 25. Amounts due on Allotment or Issue Treated as Calls ..................................................... 43 Forfeiture.................................................................................................................................. 44 26. Notice if Call not Paid ..................................................................................................... 44 27. Forfeiture for Non-Compliance ....................................................................................... 44 28. Notice after Forfeiture ..................................................................................................... 44 29. Disposal of Forfeited Shares ........................................................................................... 44 30. Arrears to be Paid Notwithstanding Forfeiture ............................................................... 45

ii PUBLIC 31. Surrender ......................................................................................................................... 45 Transfer of Shares .................................................................................................................... 45 32. Method of Transfer .......................................................................................................... 45 33. Right to Refuse Registration ........................................................................................... 46 34. Fees on Registration ........................................................................................................ 47 Transmission of Shares ............................................................................................................ 47 35. On Death .......................................................................................................................... 47 36. Election of Person Entitled by Transmission .................................................................. 47 37. Rights on Transmission ................................................................................................... 47 Share Capital ............................................................................................................................ 48 38. Fractions .......................................................................................................................... 48 39. Reduction of Capital ........................................................................................................ 49 40. Purchase of Own Shares .................................................................................................. 49 General Meetings ..................................................................................................................... 49 41. Annual General Meetings ................................................................................................ 49 42. Convening of General Meetings by the Board ................................................................ 49 43. Convening of General Meetings by Requirement of the Members ................................. 49 44. Length and Form of Notice ............................................................................................. 50 45. Omission to Send Notice ................................................................................................. 52 46. Changes to Arrangements for General Meetings ............................................................ 52 47. Special Business .............................................................................................................. 52 Proceedings at General Meetings ............................................................................................. 53 48. Quorum ............................................................................................................................ 53 49. Procedure if Quorum not Present .................................................................................... 53 50. Chair ................................................................................................................................ 54 51. Right to Attend and Speak ............................................................................................... 54 52. Power to Adjourn ............................................................................................................ 54 53. Notice of Adjourned Meeting .......................................................................................... 55 54. Business at Adjourned Meeting ...................................................................................... 56 55. Accommodation of Members at Meeting and Security Arrangements ........................... 56 Voting ...................................................................................................................................... 57 56. Method of Voting ............................................................................................................ 57 57. Procedure on a Poll .......................................................................................................... 57 58. Votes of Members ........................................................................................................... 58 59. Casting Vote .................................................................................................................... 59 60. Restriction on Voting Rights for Unpaid Calls etc. ......................................................... 59 61. Validity of Meeting. ........................................................................................................ 60

iii PUBLIC 62. Voting by Proxy .............................................................................................................. 60 63. Appointment of Proxy ..................................................................................................... 61 64. Validity of Actions by Proxy ........................................................................................... 62 65. Corporate Representatives ............................................................................................... 62 66. Objections to and Error in Voting ................................................................................... 63 67. Amendments to Special Resolutions ............................................................................... 63 68. Amendments to Ordinary Resolutions ............................................................................ 63 69. Failure to Disclose Interests in Shares ............................................................................ 63 Appointment, Retirement and Removal of Directors .............................................................. 65 70. Number of Directors ........................................................................................................ 65 71. Power of the Company to Appoint Directors .................................................................. 65 72. Power of the Board to Appoint Executive Directors ....................................................... 65 73. Appointment of Executive Directors ............................................................................... 65 74. Eligibility of New Directors ............................................................................................ 65 75. Voting on Resolution for Appointment ........................................................................... 66 76. Retirement at Annual General Meeting ........................................................................... 66 77. Removal by Ordinary Resolution .................................................................................... 67 78. Vacation of Office by Director ........................................................................................ 66 Alternate Directors ................................................................................................................... 67 79. Appointment .................................................................................................................... 67 80. Revocation of Appointment ............................................................................................ 67 81. Participation in Board Meetings ...................................................................................... 68 82. Responsibility .................................................................................................................. 68 Remuneration, Expenses and Pensions .................................................................................... 68 83. Directors' Fees ................................................................................................................. 68 84. Additional Remuneration ................................................................................................ 68 85. Expenses .......................................................................................................................... 69 86. Remuneration and Expenses of Alternate Directors ....................................................... 69 87. Directors' Pensions and Other Benefits ........................................................................... 69 Powers and Duties of the Board ............................................................................................... 69 88. Powers of the Board ........................................................................................................ 69 89. Powers of Directors being less than Minimum Required Number ................................. 70 90. Delegation to Committees ............................................................................................... 70 91. Agents .............................................................................................................................. 71 92. Associate Directors .......................................................................................................... 71 93. Exercise of Voting Powers .............................................................................................. 71 94. Provision for Employees ................................................................................................. 71

iv PUBLIC 95. Registers .......................................................................................................................... 71 96. Borrowing Powers ........................................................................................................... 72 97. Register of Charges ......................................................................................................... 72 98. Directors' Interests ........................................................................................................... 72 Proceedings of Directors and Committees ............................................................................... 77 99. Board Meetings ............................................................................................................... 77 100. Notice of Board Meetings ............................................................................................... 77 101. Quorum ............................................................................................................................ 77 102. Chair of the Board ........................................................................................................... 78 103. Voting .............................................................................................................................. 78 104. Electronic Participation in Meetings ............................................................................... 78 105. Directors' Written Resolutions .......................................................................................... 79 106. Proceedings of Committees ............................................................................................. 79 107. Minutes of Proceedings ................................................................................................... 79 108. Validity of Proceedings of Board or Committee ............................................................. 80 Secretary and Authentication of Documents ........................................................................... 80 109. Secretary .......................................................................................................................... 80 110. Authentication of Documents .......................................................................................... 80 Seals ......................................................................................................................................... 80 111. Safe Custody .................................................................................................................... 80 112. Application of Seals ........................................................................................................ 80 113. Official Seal for use Abroad ............................................................................................ 81 Dividends and Other Payments ................................................................................................ 81 114. Declaration of Dividends ................................................................................................. 81 115. Interim Dividends ............................................................................................................ 81 116. Compliance with Law ..................................................................................................... 81 117. Entitlement to Dividends ................................................................................................. 81 118. Method of Payment ......................................................................................................... 82 119. Dividends not to Bear Interest ......................................................................................... 83 120. Calls or Debts may be Deducted from Dividends etc. .................................................... 83 121. Unclaimed Dividends etc. ............................................................................................... 83 122. Uncashed Dividends ........................................................................................................ 83 123. Reserves ........................................................................................................................... 83 124. Payment if Dividends In Specie ...................................................................................... 84 125. Capitalisation of Profits ................................................................................................... 84 126. Record Dates ................................................................................................................... 85 Accounts .................................................................................................................................. 85

v PUBLIC 127. Keeping and Inspection of Accounts ............................................................................... 85 128. Accounts to be sent to Members etc. ............................................................................... 85 Notices and Communications .................................................................................................. 86 129. Form of Notices and Communications by the Company ................................................ 86 130. Notice by Advertisement ................................................................................................. 86 131. Deemed Delivery of Notices, Documents and Information ............................................ 87 132. Notice Binding on Transferees etc. ................................................................................. 87 133. Notice in case of Joint Holders and Entitlement by Transmission .................................. 88 Miscellaneous .......................................................................................................................... 88 134. Change of Company Name ............................................................................................. 88 135. Destruction of Documents ............................................................................................... 88 136. Winding Up ..................................................................................................................... 89 137. Indemnity of Officers, Funding Directors' Defence Costs and Power to Purchase Insurance ......................................................................................................................... 89

- 1 - PRELIMINARY 1. INTERPRETATION (A) In these Articles, unless the context otherwise requires: "Act" means, subject to Article 1(L), the Companies Act 2006; "address" includes, in relation to any electronic communication, any number or address used for the purposes of such communication; "Applicable Rules" means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Lead Regulator applicable to the Company from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Company or to the Company and any holding or subsidiary company of the Company or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time; "Articles" means these Articles of Association as altered or varied from time to time (and "Article" means one of these Articles); "Auditors" means the auditors for the time being of the Company or, in the case of joint auditors, any one of them; "Banking Act" means the Banking Act 2009; "Board" means the board of Directors for the time being of the Company or the Directors present or deemed to be present at a duly convened meeting of Directors at which a quorum is present; "Business Day" means a day (not being a Saturday or Sunday) on which clearing banks are open for business in London; "CET1 Capital" means, as at any date, the sum expressed in GBP of all amounts that constitute the Company's Common Equity Tier 1 Capital as at such date, less any deductions from the Company's Common Equity Tier 1 Capital required to be made as of such date, in each case as calculated by the Company on a solo basis (for the purposes of the Solo Common Equity Tier 1 Capital Ratio) or a consolidated basis (for the purposes of the Consolidated Common Equity Tier 1 Capital Ratio) in accordance with the Applicable Rules applicable to the Company as at such date (which calculation shall be binding on each holder); "Chair" means the chair (if any) of the Board or where the context requires, the chair of a general meeting of the Company; "Chapter 4" has the meaning given to it in Article 8(B)(iii);

2 PUBLIC "clear days" means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect; "Common Equity Tier 1 Capital" has the meaning given to it in the Applicable Rules as interpreted and applied in accordance with the Applicable Rules then applicable to the Company or by the Lead Regulator applicable to the Company; "the Company" means HSBC Bank plc; "company" includes any body corporate (not being a corporation sole) or association of persons, whether or not a company within the meaning of the Act; "Consolidated Common Equity Tier 1 Capital Ratio" means, as at any date, the ratio of the Company's CET1 Capital, calculated by the Company on a consolidated basis, as at such date to the Risk Weighted Assets as at the same date, expressed as a percentage; "Director" means a director for the time being of the Company and includes any person appointed by them as their alternate director but only while acting as such; "dividend" means a distribution or a bonus; "Distributable Items" means the amount of the Company's profits at the end of the last financial year plus any profits brought forward and reserves available for that purpose before distributions to the holders of the third dollar preference shares of the Company and any Parity Securities and Junior Securities less any losses brought forward, profits which are non-distributable pursuant to the Companies Act 2006 or other provisions of English law from time to time applicable to the Company or these Articles of Association and sums placed to non-distributable reserves in accordance with the Companies Act 2006 or other provisions of English law from time to time applicable to the Company or these Articles, those losses and reserves being determined on the basis of the individual accounts of the Company and not on the basis of its consolidated accounts; "electronic facility" means any form of electronic facility whatsoever and includes, without limitation, website addresses, conference call systems and any device, system, procedure, method or other facility whatsoever providing an electronic means of attendance at and/or participation in a general meeting determined by the Board pursuant to Article 46. "electronic form" has the meaning given in section 1168 of the Act, and shall include provision of any information or document on a website, and references to "electronic copy", "electronic communication" and "electronic means" shall be construed accordingly; "entitled by transmission" means, in relation to a share, entitled as a consequence of the death or bankruptcy of a member, or as a result of another event giving rise to a transmission of entitlement by operation of law; "EUWA" means the European Union (Withdrawal) Act 2018;

3 PUBLIC "execution" includes any mode of execution permitted under law (and "executed" shall be construed accordingly); "Group" means the Company and its consolidated subsidiaries; "hard copy" means any document sent or supplied in a paper copy or similar form capable of being read by the recipient; "holder" means, in relation to a share, the member whose name is entered in the Register as the holder or, where the context permits, the members whose names are entered in the Register as joint holders, of that share; "Junior Securities" means, (i) any ordinary share or other securities of the Company which rank, or are expressed to rank, junior to the third dollar preference shares in a winding-up or administration of the Company in England as described in Article 8(B)(iv) and/or (ii) any securities issued by any other member of the Group where the terms of such securities benefit from a guarantee or support agreement entered into by the Company which ranks, or is expressed to rank, junior to the third dollar preference shares in a winding-up or administration of the Company in England as described in Article 8(B)(iv) and/or (iii) any capital instruments of the Company which qualify as Common Equity Tier 1 Capital instruments under the Applicable Rules; "Lead Regulator applicable to the Company" means the PRA or any successor or other entity primarily responsible for the prudential supervision of the Company; "Maximum Distributable Amount" means any applicable maximum distributable amount relating to the Company required to be calculated in accordance with (i) Chapter 4 or (ii) any analogous restrictions arising in respect of failure to meet capital adequacy, loss absorbing capacity, leverage or buffer requirements under the Applicable Rules; "member" means a member of the Company; "Office" means the registered office for the time being of the Company; "paid", "paid up" and "paid-up" mean paid or credited as paid; "Parity Securities" means, in relation to the third dollar preference shares, (i) any securities of the Company ranking, or expressed to rank, pari passu with the third dollar preference shares of the Company in a winding-up or administration of the Company as described in Article 8(B)(iv), and/or (ii) any securities issued by any other member of the Group where the terms of the securities benefit from a guarantee or support agreement entered into by the Company which ranks or is expressed to rank pari passu with the third dollar preference shares in a winding-up or administration of the Company as described in Article 8(B)(iv); "PRA" means the Prudential Regulation Authority; "PRA Rulebook" means the rules made and enforced by the PRA under powers conferred by the Financial Services and Markets Act 2000, as amended from time to time;

4 PUBLIC "qualifying person" means an individual who is a member of the Company, a person authorised under section 323 of the Act to act as the representative of a corporation in relation to a meeting or a person appointed as proxy of a member in relation to the meeting; "Register" means the register of members of the Company kept pursuant to section 113 of the Act and, where the context requires, any register maintained by the Company of persons holding any renounceable right of allotment of a share; "Relevant Distributions" means, in relation to any date, the sum of (i) all distributions or interest payments made or declared by the Company since the end of the last financial year and prior to such date on or in respect of (x) the third dollar preference shares and (y) any Parity Securities and any Junior Securities and (ii) all distributions or interest payments payable by the Company (and not cancelled or deemed to be cancelled) on such date on or in respect of (x) the third dollar preference shares and (y) any Parity Securities and any Junior Securities, in each case, excluding any such payments already accounted for in determining the Distributable Items; "Relevant Supervisory Consent" means, in relation to any redemption or purchase by the Company of a third dollar preference share pursuant to Article 8, any required permission of the Lead Regulator applicable to the Company for such redemption or purchase under the prevailing Applicable Rules; "Rights Conversion Event Notice" has the meaning given in Article 8(G)(i); "Rights Conversion Event" means at any time that either the Solo Common Equity Tier 1 Capital Ratio or the Consolidated Common Equity Tier 1 Capital Ratio of the Company is below 7.00 per cent.; "Risk Weighted Assets" means, as at any date, the aggregate amount, expressed in GBP, of the risk weighted assets of the Company as of such date, as calculated by the Company on a solo basis (for the purposes of the Solo Common Equity Tier 1 Capital Ratio) or a consolidated basis (for the purposes of the Consolidated Common Equity Tier 1 Capital Ratio) in accordance with the Applicable Rules applicable to the Company as of such date (which calculations shall be binding on each holder of the Company's third dollar preference shares) and where the term "risk weighted assets" means the risk weighted assets or total risk exposure amount, as calculated by the Company in accordance with the Applicable Rules applicable to the Company as of such date; "seal" means any common seal of the Company or any official seal kept by the Company by virtue of the Act; "Secretary" means the secretary for the time being of the Company or any other person appointed to perform any of the duties of the secretary of the Company including (subject to the provisions of the Act) a joint, temporary, assistant or deputy secretary; "share" means a share a company;

5 PUBLIC "Solo Common Equity Tier 1 Capital Ratio" means, as at any date, the ratio of the CET1 Capital, calculated by the Company on a solo basis, as at such date to the Risk Weighted Assets as at the same date, expressed as a percentage; "Transfer Office" means the place where the Register is kept; "UK CRR" means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as amended or supplemented from time to time, as it forms part of domestic law in the United Kingdom by virtue of the EUWA; "United Kingdom" means Great Britain and Northern Ireland; "in writing or written" means the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods whether sent or supplied in electronic form or otherwise; and "£ (or sterling) and p (or pence)" means pounds sterling and pence. (B) Unless the context otherwise requires words in the singular include the plural, and vice versa and expressions to which a particular meaning is given by the Act as in force when these Articles are adopted shall have the same meaning in these Articles, except where the word or expression is otherwise defined in these Articles. (C) A reference to a person includes a body corporate and an unincorporated body of persons. (D) A reference to a Director being appointed includes a Director being elected and appointment of a Director shall be construed accordingly. (E) Where for any purpose an ordinary resolution of the Company is required, a special resolution shall also be effective. (F) A reference to a person's participation in the business of any general meeting includes without limitation and as relevant the right (including, in the case of a corporation, through a duly appointed representative) to speak, vote, be represented by a proxy and have access in hard copy or electronic form to all documents which are required by the Act or these Articles to be made available at the meeting and participate and participating shall be construed accordingly. (G) A reference to a meeting means a meeting convened and held in any manner permitted by these Articles, including without limitation a general meeting of the Company at which some persons entitled to be present attend and participate by means of an electronic facility or facilities in accordance with these Articles, and such persons shall be deemed to be present at that meeting for all the purposes of the Act and these Articles and attend and participate, attending and participating and attendance and participation shall be construed accordingly. Also references to a "meeting" shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person. (H) A reference to a person’s ability to exercise their right to speak and be heard means when the Chair of the meeting is satisfied that the arrangements enable that person to

6 PUBLIC be able to communicate, during the meeting, information, questions or opinions on the business of the meeting. For these purposes, this shall include, without limitation, communication by any electronic facility, microphones, loud-speakers, audio visual equipment or other means of communication whatsoever including, without limitation, the relevant information, questions or opinions being made available to some or all of those attending the meeting in electronic or typed form or being read to the meeting by someone authorised to do so by the Board. References to hear and the right to hear shall be construed accordingly. (I) Any power of the Company, the Board, or the Directors, or any of them, or of any person to whom such powers have been delegated in accordance with these Articles, to exercise a discretion, make a determination, take a decision or take any action shall be construed as conferring a right to exercise such power in such a way as it or they see fit in its or their absolute discretion, save to the extent otherwise provided for in the Act or these Articles. (J) References to a "debenture" include debenture stock. (K) References to a "spouse" include, without limitation, a reference to a civil partner under the Civil Partnership Act 2004. (L) A reference to any statute or provision of a statute shall include any orders, regulations or other subordinate legislation made under it and shall, unless the context otherwise requires, include any statutory modification or re-enactment of any statute or provision of a statute for the time being in force. This Article does not affect the interpretation of Article 1(B). (M) The headings and footnotes are inserted for convenience only and shall not affect the construction of these Articles. (N) The ejusdem generis principle of construction shall not apply. Accordingly, general words shall not be given a restrictive meaning by reason of their being preceded or followed by words indicating a particular class of acts, matters or things or by examples falling within the general words. 2. OTHER REGULATIONS NOT TO APPLY No regulations for management of a company set out in any schedule to any statute concerning companies or contained in any regulations or instrument made pursuant to a statute shall apply to the Company, but the following shall be the Articles of Association of the Company. 3. LIMITED LIABILITY The liability of the members is limited to the amount, if any, unpaid on the shares held by them. 4. REGISTERED OFFICE The Office shall be at such place in England and Wales as the Board from time to time appoints.

7 PUBLIC SHARE CAPITAL 5. STERLING PREFERENCE SHARES (A) The sterling preference shares shall rank pari passu inter se and with the dollar preference shares and with all other shares expressed to rank pari passu therewith. They shall confer the rights and be subject to the limitations set out in this Article 5. They shall also confer such further rights (not being inconsistent with the rights set out in this Article 5) as may be attached by the Directors to such shares prior to allotment. Whenever the Directors have power under this Article 5 to determine any of the rights attached to any of the sterling preference shares, the rights so determined need not be the same as those attached to the sterling preference shares which have then been allotted or issued. The sterling preference shares may be issued in one or more separate series and each series shall be identified in such manner as the Directors may determine without any such determination or identification requiring any alteration to these Articles. (B) Income and Capital - Sterling Preference Shares Each sterling preference share shall confer the following rights as to dividend and capital: Income (i) the right (subject to the provisions of paragraph (D) of this Article 5, to the extent applicable) to a non-cumulative preferential dividend payable at such rate (whether fixed or variable) on such dates and on such other terms and conditions as may be determined by the Directors prior to allotment thereof; Capital (ii) the right upon return of capital on a winding up or otherwise (but not, unless otherwise provided by the terms of issue of such share, upon a redemption or purchase by the Company of any of its share capital) to receive out of the assets of the Company available for distribution to its members pari passu with the holders of any other shares of the Company ranking pari passu with such share as regards repayment of capital and in priority to the holders of the ordinary shares of the Company: (a) a sum equal to: (b) the amount of any dividend which is due for payment after the date of commencement of the winding up but which is payable in respect of a period ending on or before such date; and (c) if the date of commencement of the winding up falls before the last day of a period in respect of which a dividend would have been payable and which began before such date, any further amount of dividend which would have been payable had such date been the last day of that period but only to the extent that any such amount or further amount was, or would have been, payable as a cash dividend in accordance with or pursuant to this Article 5; and

8 PUBLIC (d) subject thereto, a sum equal to the amount paid up or credited as paid up on such share together with such premium (if any) as may be determined by the Directors prior to allotment thereof (and so that the Directors may determine that such premium is payable only in specified circumstances). (C) Limitations - Sterling Preference Shares No sterling preference share shall: (i) confer any right to participate in the profits or assets of the Company other than that set out in sub-paragraphs (B)(i) and (ii) of this Article 5; (ii) subject to the Act, confer any right to participate in any offer or invitation by way of rights or otherwise to subscribe for additional shares in the Company; (iii) confer any right of conversion; or (iv) confer any right to participate in any issue of bonus shares save as set out in sub- paragraph (D)(iv) of this Article 5. (D) Further Provisions as to Income - Sterling Preference Shares All or any of the following provisions shall apply in relation to any particular sterling preference shares ("relevant sterling preference shares") if so determined by the Directors prior to allotment thereof: (i) (a) if, on any date ("the relevant date") on which a dividend ("the relevant dividend") would otherwise fall to be paid on any relevant sterling preference shares, the profits of the Company available for distribution are in the opinion of the Directors, insufficient to enable payment in full to be made of the relevant dividend, then: (A) none of the relevant dividend shall be payable; or (B) the Directors shall (after payment in full, or the setting aside of a sum required for payment in full, of (1) all dividends payable on or before the relevant date on any shares in the capital of the Company in priority to the relevant dividend and (2) any special dividend referred to in sub-paragraph (vii) below) apply such profits, if any, in paying dividends to the holders of participating shares (as defined below) pro rata to the amounts of dividend on participating shares accrued and payable on or before the relevant date. For the purposes of this paragraph, the expression "participating shares" shall mean the relevant sterling preference shares and any other shares in the capital of the Company which rank pari passu as to participation in profits with the relevant sterling preference shares and on which either

9 PUBLIC (1) a dividend is payable on the relevant date or (2) arrears of cumulative dividend are unpaid at the relevant date; but so that, if the Directors determine prior to allotment of any relevant sterling preference shares that the provisions of this sub-paragraph (i)(a) shall apply in relation thereto, they shall apply one (but not both) of (A) and (B) above; (b) if it shall subsequently appear that any such dividend which has been paid in whole or in part should not, in accordance with the provisions of this sub-paragraph, have been so paid, then provided the Directors shall have acted in good faith, they shall not incur any liability for any loss which any shareholder may suffer in consequence of such payment having been made; (ii) if in the judgement of the Directors the payment of any dividend on any relevant sterling preference shares would breach or cause a breach of the Prudential Regulation Authority's capital adequacy requirements from time to time applicable to the Company and/or any of its subsidiaries, then none of such dividend shall be payable; (iii) if a dividend or any part thereof on any relevant sterling preference shares is not paid for the reasons specified in sub-paragraphs (i) or (ii) above, the holders of such shares shall have no claim in respect of such non-payment save as provided in sub-paragraph (iv) below (if applicable); (iv) (a) the provisions of this sub-paragraph (iv) shall apply where any dividend otherwise payable on a particular date on any relevant sterling preference shares (a "relevant instalment") is, for the reasons specified in sub- paragraphs (i)(a)(A) or (ii) above, not payable and the amounts (if any) standing to the credit of any of the Company's reserves, including capital redemption reserve (if any) and share premium account (if any), or profit and loss account and available for the purpose are in aggregate sufficient to be applied and capable of being applied in paying up in full at par additional sterling preference shares on the basis hereinafter provided in this sub-paragraph (iv); (b) on the date for payment of the relevant instalment had such instalment been paid the Directors shall, subject to the Act, allot and issue credited as fully paid to each holder of relevant sterling preference shares such additional nominal amount of sterling preference shares (disregarding any fractional entitlement) as is equal to an amount determined by multiplying the cash amount of the relevant instalment which would have been payable to them had such instalment been payable (exclusive of any imputed tax credit) by a factor to be determined by the Directors prior to allotment of the relevant sterling preference shares;

10 PUBLIC (c) for the purposes of paying up additional sterling preference shares to be allotted pursuant to this sub-paragraph (iv), the Directors shall capitalise, out of such of the accounts or reserves of the Company available for the purpose as they shall determine, a sum equal to the aggregate nominal amount of the additional sterling preference shares then to be allotted and shall make all appropriations and applications of such sum and all allotments and issues of fully paid sterling preference shares and generally do all acts and things required to give effect thereto as they shall determine to be necessary or expedient for the purpose of giving effect to this sub- paragraph (iv); (d) as from the date of allotment thereof the additional sterling preference shares allotted pursuant to this sub-paragraph (iv) shall confer the same rights and be subject to the same limitations as, and shall rank pari passu in all respects with, the relevant sterling preference shares save only as regards participation in the relevant instalment; (e) if any additional sterling preference shares falling to be allotted pursuant to this sub-paragraph (iv) cannot be allotted by reason of any insufficiency in the amount of shares which the Directors are authorised to allot in accordance with section 551 of the Act, the Directors shall convene a general meeting, to be held as soon as practicable, for the purpose of considering a resolution granting the Directors appropriate authority to allot shares; (v) if any dividend on any relevant sterling preference shares is not paid in full (or a sum is not set aside to provide for its payment in full), the Company may not thereafter redeem, purchase or otherwise acquire for any consideration any other share capital of the Company ranking pari passu with or after the relevant sterling preference shares (and may not set aside or establish any sinking fund for any such redemption, purchase or other acquisition) until such time as dividends on the relevant sterling preference shares in respect of such period as the Directors shall determine prior to allotment of the relevant sterling preference shares shall have been paid in full (or a sum shall have been set aside to provide for such payment in full); (vi) subject as provided in sub-paragraph (vii) below, if applicable, except where any payment of dividend is to be made in accordance with sub- paragraph (i) above, if any dividend on any relevant sterling preference shares is not paid in full (or a sum is not set aside to provide for its payment in full), no dividend may thereafter be declared or paid on any other share capital of the Company ranking as to dividend pari passu with or after the relevant sterling preference shares (and no sum may be set aside for the payment of any such dividend on any other such share capital) until such time as dividends on the relevant sterling preference shares in respect of the then current dividend period shall have been paid in full in respect of the then current dividend period (or a sum shall have been set aside to provide for such payment in full); (vii) in any calendar year, whether or not any dividend on any relevant sterling preference shares has been paid in full and notwithstanding any other

11 PUBLIC provision of these Articles, the Directors may, if they so resolve and subject to the Act, pay (or set aside a sufficient sum for payment of) a special dividend not exceeding 0.01 pence per share (or, in the case of US dollar denominated share capital, not exceeding 0.01 US cent per share) on any shares in the capital of the Company in respect of which no dividend has previously been paid in that calendar year. References elsewhere in this Article 5 and in Article 6 to any dividend payable on any sterling preference shares shall not be treated as including a reference to any special dividend paid on any relevant sterling preference shares pursuant to this sub-paragraph (vii). (C) Redemption - Sterling Preference Shares (i) Unless the Directors determine in relation to any particular sterling preference shares prior to allotment thereof that such shares shall be irredeemable, the sterling preference shares shall, subject to the provisions of the Act, be redeemable at the option of the Company. (ii) In case of any series of sterling preference shares which are to be so redeemable: (a) the Company, may, subject to the provisions of the Act, redeem on any Redemption Date (as hereinafter defined) all or some only of the sterling preference shares by giving to the holders of the sterling preference shares to be redeemed not less than 30 days' nor more than 60 days' (or, if the Directors so determine in respect of a sterling preference share of a particular series prior to the Relevant Date, not less than 30 Business Days' nor more than 60 Business Days') prior notice in writing (a "Notice of Redemption") of the relevant Redemption Date. "Redemption Date" means, in relation to a sterling preference share of a particular series, any date which falls no earlier than such one of the following dates as shall be determined by the Directors prior to the Relevant Date (as hereinafter defined): (A) 5 November 2031; (B) the date which is 5 years and one day after the Relevant Date; (C) the date which is 10 years and one day after the Relevant Date; (D) the date which is 15 years and one day after the Relevant Date; (E) the date which is 20 years and one day after the Relevant Date; Provided that, in relation to any series of sterling preference shares allotted after the coming into force of section 159A of the Companies Act 1985, the Directors may, prior to the allotment of such series, fix the date on or by which, or dates between which, the shares of such series are to be or may be redeemed and such date or dates fixed by the

12 PUBLIC Directors may be different from or in addition to any date derived from or set out in the foregoing provisions of sub-paragraph (ii)(a); "Relevant Date" means, in relation to a sterling preference share of a particular series, the first date of allotment of sterling preference shares of that series. (b) there shall be paid on each sterling preference share so redeemed, the aggregate of the nominal amount thereof and any premium paid on issue; (c) in the case of redemption of some only of the sterling preference shares in any series, the Company shall for the purpose of determining the particular sterling preference shares to be redeemed cause a drawing to be made at the Office or such other place as the Directors may approve in the presence of the Auditors for the time being of the Company; (d) any Notice of Redemption given under sub-paragraph (ii)(a) above shall specify the applicable Redemption Date, the particular sterling preference shares to be redeemed and the redemption price, and shall state the place or places at which documents of title in respect of such sterling preference shares are to be presented and surrendered for redemption and payment of the redemption moneys is to be effected. Upon such Redemption Date, the Company shall redeem the particular sterling preference shares to be redeemed on that date subject to the provisions of this paragraph and of the Act. No defect in the Notice of Redemption or in the giving thereof shall affect the validity of the redemption proceedings; (e) the provisions of this and the following sub-paragraphs shall have effect in relation to sterling preference shares for the time being issued and registered in the Register ("Registered Shares") and represented by certificates ("Certificates"). Payments in respect of the amount due on redemption of a Registered Share shall be made by cheque drawn on a bank in London or upon the request of the holder or joint holders not later than the date specified for the purpose in the Notice of Redemption by transfer to a sterling account maintained by the payee with a bank in London. Such payment will be against presentation and surrender of the relative Certificate at the place or one of the places specified in the Notice of Redemption and if any Certificate so surrendered includes any sterling preference shares not to be redeemed on the relevant Redemption Date the Company shall within 14 days thereafter issue to the holder, free of charge, a fresh Certificate in respect of such sterling preference shares. All payments in respect of redemption moneys will in all respects be subject to any applicable fiscal or other laws; (f) as from the relevant Redemption Date the dividend on the sterling preference shares due for redemption shall cease to accrue except on

13 PUBLIC any such sterling preference share in respect of which, upon the due surrender of the Certificate and all unmatured dividend coupons and talons (if any) in respect thereof, in accordance with sub-paragraph (ii)(e) above, payment of the redemption moneys due on such Redemption Date shall be improperly withheld or refused, in which case such dividend, at the rate then applicable, shall be deemed to have continued and shall accordingly continue to accrue from the relevant Redemption Date to the date of payment of such redemption moneys. Such sterling preference share shall not be treated as having been redeemed until the redemption moneys in question together with the accrued dividend thereon shall have been paid; (g) if the due date for the payment of the redemption moneys on any sterling preference share is not a day on which banks in London are open for business (a "Sterling Business Day") then payment of such moneys will be made on the next succeeding day which is a Sterling Business Day and without any interest or other payment in respect of such delays; and (h) the receipt of the holder for the time being of any Registered Share (or in the case of joint holders the receipt of any one of them) to the place or one of the places specified pursuant to sub-paragraph (ii)(d) above in respect of the moneys payable on redemption of such Registered Share shall constitute an absolute discharge to the Company in respect thereof. (F) Purchase - Sterling Preference Shares Subject to the provisions of the Act the Company may at any time purchase any sterling preference shares (a) in the market, (b) by tender (available alike to all holders of the same class of sterling preference shares) or (c) by private treaty, in each case upon such terms as the Directors shall determine. (G) Restriction on Capitalisation - Sterling Preference Shares The provisions of this paragraph (G) shall apply in relation to any particular sterling preference shares ("relevant sterling preference shares") if so determined by the Directors prior to allotment thereof. Save with the written consent of the holders of three quarters in nominal value of, or with the sanction of a special resolution passed at a separate general meeting of the holders of, the relevant sterling preference shares, the Directors shall not pursuant to paragraph (i) of Article 125 capitalise any part of the amounts available for distribution and referred to in that paragraph if after such capitalisation the aggregate of such amounts would be less than a multiple, determined by the Directors prior to allotment of relevant sterling preference shares, of the aggregate amount of the annual dividends (exclusive of any imputed tax credit) payable on the sterling preference shares then in issue and any other preference shares then in issue ranking as regards dividend pari passu with or in priority to them or any of them.

14 PUBLIC (H) Further Preference Shares - Sterling Preference Shares The special rights attached to any particular sterling preference shares allotted or in issue shall be deemed to be varied by the creation or issue of any further shares ranking as regards participation in profits and assets in priority to such sterling preference shares, but shall not (unless otherwise provided by their terms of issue) be deemed to be varied by the creation or issue of any dollar preference shares or of further shares in any currency ("new shares") ranking as regards participation in the profits and assets of the Company in some or all respects pari passu with or after such sterling preference shares and so that any new shares ranking in some or all respects pari passu with such sterling preference shares may either carry rights identical in all respects with such sterling preference shares or any of them or rights differing therefrom in any respect including but without prejudice to the generality of the foregoing in that: (i) the rate of dividend may differ and the dividend may be cumulative or non cumulative; (ii) the new shares or any series thereof may rank for dividend as from such date as may be provided by the terms of issue thereof and the dates for payment of dividend may differ; (iii) a premium may be payable on return of capital or there may be no such premium; (iv) the new shares may be redeemable at the option of the holder or of the Company, or may be non redeemable, and if redeemable at the option of the Company they may be redeemable at different dates and on different terms from those applying to the sterling preference shares; and (v) the new shares may be convertible into ordinary shares or any other class of shares ranking as regards participation in the profits and assets of the Company pari passu with or after such sterling preference shares in each case on such terms and conditions as may be prescribed by the terms of issue thereof. 6. DOLLAR PREFERENCE SHARES (A) The dollar preference shares shall rank pari passu inter se and with the sterling preference shares and with all other shares expressed to rank pari passu therewith. They shall confer the rights and be subject to the limitations set out in this Article 6. They shall also confer such further rights (not being inconsistent with the rights set out in this Article 6) as may be attached by the Directors to such shares prior to allotment. Whenever the Directors have power under this Article 6 to determine any of the rights attached to any of the dollar preference shares, the rights so determined need not be the same as those attached to the dollar preference shares which have then been allotted or issued. The dollar preference shares may be issued in one or more separate series and each series shall be identified in such manner as the Directors may determine without any such determination or identification requiring any alteration to these Articles.

15 PUBLIC (B) Income and Capital - Dollar Preference Shares Each dollar preference share shall confer the following rights as to dividend and capital: Income (i) the right (subject to the provisions of paragraph (D) of this Article 6, to the extent applicable) to a non cumulative preferential dividend payable in US dollars at such rate (whether fixed or variable) on such dates and on such other terms and conditions as may be determined by the Directors prior to allotment thereof; Capital (ii) the right upon return of capital on a winding up or otherwise (but not, unless otherwise provided by the terms of issue of such share, upon a redemption or purchase by the Company of any of its share capital) to receive in US dollars out of the assets of the Company available for distribution to its members pari passu with the holders of any other shares of the Company ranking pari passu with such share as regards repayment of capital and in priority to the holders of the ordinary shares of the Company: (a) a sum equal to: (A) the amount of any dividend which is due for payment after the date of commencement of the winding up or such other return of capital but which is payable in respect of a period ending on or before such date; and (B) if the date of commencement of the winding up or such other return of capital falls before the last day of a period in respect of which a dividend would have been payable and which began before such date, any further amount of dividend which would have been payable had such date been the last day of that period but only to the extent that any such amount or further amount was, or would have been, payable as a cash dividend in accordance with or pursuant to this Article 6; and (b) subject thereto, a sum equal to the amount paid up or credited as paid up on such share together with such premium (if any) as may be determined by the Directors prior to allotment thereof (and so that the Directors may determine that such premium is payable only in specified circumstances).

16 PUBLIC (C) Limitations - Dollar Preference Shares No dollar preference share shall: (i) confer any right to participate in the profits or assets of the Company other than that set out in sub-paragraphs (B)(i) and (ii) of this Article 6; (ii) subject to the Act, confer any right to participate in any offer or invitation by way of rights or otherwise to subscribe for additional shares in the Company; (iii) confer any right of conversion; or (iv) confer any right to participate in any issue of bonus shares save as set out in sub- paragraph D(iv) of this Article 6. (D) Further Provisions as to Income - Dollar Preference Shares All or any of the following provisions shall apply in relation to any particular dollar preference shares ("relevant dollar preference shares") if so determined by the Directors prior to allotment thereof: (i) (a) if, on any date ("the relevant date") on which a dividend ("the relevant dividend") would otherwise fall to be paid on any relevant dollar preference shares, the profits of the Company available for distribution are, in the opinion of the Directors, insufficient to enable payment in full to be made of the relevant dividend, then: (A) none of the relevant dividend shall be payable; or (B) the Directors shall (after payment in full, or the setting aside of a sum required for payment in full, of (1) all dividends payable on or before the relevant date on any shares in the capital of the Company in priority to the relevant dividend and (2) any special dividend referred to in sub-paragraph (vii) below) apply such profits, if any, in paying dividends to the holders of participating shares (as defined below) pro rata to the amounts of dividend on participating shares accrued and payable on or before the relevant date. For the purposes of this paragraph, the expression "participating shares" shall mean the relevant dollar preference shares and any other shares in the capital of the Company which rank pari passu as to participation in profits with the relevant dollar preference shares and on which either (1) a dividend is payable on the relevant date or (2) arrears of cumulative dividend are unpaid at the relevant date; but so that, if the Directors determine prior to allotment of any relevant dollar preference shares that the provisions of this sub-paragraph (i)(a) shall apply in relation thereto, they shall apply one (but not both) of (A) and (B) above;

17 PUBLIC (b) if it shall subsequently appear that any such dividend which has been paid in whole or in part should not, in accordance with the provisions of this sub-paragraph (i)(b), have been so paid, then provided the Directors shall have acted in good faith, they shall not incur any liability for any loss which any shareholder may suffer in consequence of such payment having been made; (ii) if in the judgement of the Directors the payment of any dividend on any relevant dollar preference shares would breach or cause a breach of the Prudential Regulation Authority's capital adequacy requirements from time to time applicable to the Company and/or any of its subsidiaries, then none of such dividend shall be payable; (iii) if a dividend or any part thereof on any relevant dollar preference shares is not paid for the reasons specified in sub-paragraphs (i) or (ii) above, the holders of such shares shall have no claim in respect of such non payment save as provided in sub-paragraph (iv) below (if applicable); (iv) (a) the provisions of this sub-paragraph (iv) shall apply where any dividend otherwise payable on a particular date on any relevant dollar preference shares (a "relevant instalment") is, for the reasons specified in sub- paragraphs (i)(a)(A) or (ii) above, not payable and the amounts (if any) standing to the credit of any of the Company's reserve accounts, including capital redemption reserve (if any) and share premium account (if any), or profit and loss account and available for the purpose are in aggregate sufficient to be applied and capable of being applied in paying up in full at par additional dollar preference shares on the basis hereinafter provided in this sub-paragraph (iv); (b) on the date for payment of the relevant instalment had such instalment been paid, the Directors shall, subject to the Act, allot and issue credited as fully paid to each holder of relevant dollar preference shares such additional nominal amount of dollar preference shares (disregarding any fractional entitlement) as is equal to an amount determined by multiplying the cash amount of the relevant instalment which would have been payable to them had such instalment been payable (exclusive of any imputed tax credit) by a factor to be determined by the Directors prior to allotment of the relevant dollar preference shares; (c) for the purposes of paying up additional dollar preference shares to be allotted pursuant to this sub-paragraph (iv), the Directors shall capitalise, out of such of the accounts or reserves of the Company available for the purposes as they shall determine (including any reserve denominated in pounds sterling and permitted by law to be so capitalised), a sum equal to the aggregate nominal amount of the additional dollar preference shares then to be allotted and shall make all appropriations and applications of such sum and all allotments and issues of fully paid dollar preference shares and generally do all acts

18 PUBLIC and things required to give effect thereto as they shall determine to be necessary or expedient for the purpose of giving effect to this sub- paragraph (iv); (d) (A) this sub-paragraph (iv)(d) shall apply in any case where the amounts standing to the credit of the accounts and reserves of the Company available for the purpose are not in aggregate sufficient to allow the Company lawfully to allot all or some additional preference shares ("unallotted shares") which would otherwise fall to be allotted pursuant to sub-paragraph (iv)(b) above but would be sufficient were the Company to allot sterling preference shares of an aggregate nominal amount, determined by the Directors in the manner described below, equivalent to the aggregate nominal amount of the unallotted shares; (B) in any such case the Company shall allot to the persons to whom the unallotted shares would have been allotted a number of additional sterling preference shares of an aggregate nominal amount, credited as fully paid, determined by the Directors as being equivalent to the aggregate nominal amount of the unallotted shares (had they been allotted), such determination to be made by applying an appropriate rate of exchange (selected by the Directors) prevailing at the date on which, but for the reasons specified in sub-paragraphs (i) or (ii) above, the relevant instalment would have been payable (but so that fractions of a share shall not be allotted); (C) such additional sterling preference shares shall carry such rights as to dividend, capital, voting and otherwise as the Directors deem expedient for the purpose of ensuring so far as practicable that the holders of such additional sterling preference shares shall be in no different position from that in which they would have been had they received the unallotted shares and so that (without prejudice to the generality of the foregoing): (1) whenever the effect on such additional sterling preference shares of any variation or abrogation of the kind referred to in paragraph (F) of Article 13 is, in the opinion of the Directors, substantially the same as its effect on the dollar preference shares in right of which such additional sterling preference shares were allotted, then such additional sterling preference shares shall be treated as forming part of the same class as such dollar preference shares; and (2) for the purposes of any such meeting or written consent as referred to in paragraph (F) of Article 13 and notwithstanding any other provision of these Articles,

19 PUBLIC the number of votes exercisable by a holder of such additional sterling preference shares and the nominal value thereof shall be determined by the Directors by converting the nominal amount of his holding of such additional sterling preference shares into US dollars at the rate of exchange referred to in (B) above (but ignoring any fractions thereby arising); (e) as from the date of allotment thereof the additional dollar preference shares so allotted pursuant to this sub-paragraph (iv) shall confer the same rights and be subject to the same limitations as, and shall rank pari passu in all respects with, the relevant dollar preference shares save only as regards participation in the relevant instalment; (f) if any additional dollar preference shares falling to be allotted pursuant to this sub-paragraph (iv) cannot be allotted by reason of any insufficiency in the amount of shares which the Directors are authorised to allot in accordance with section 551 of the Act, the Directors shall convene a general meeting, to be held as soon as practicable, for the purpose of considering a resolution granting the Directors appropriate authority to allot shares; (v) if any dividend on any relevant dollar preference shares is not paid in full (or a sum is not set aside to provide for its payment in full), the Company may not thereafter redeem, purchase or otherwise acquire for any consideration any other share capital of the Company ranking pari passu with or after the relevant dollar preference shares (and may not set aside or establish any sinking fund for any such redemption, purchase or other acquisition) until such time as dividends on the relevant dollar preference shares in respect of such period as the Directors shall determine prior to allotment of the relevant dollar preference shares shall have been paid in full (or a sum shall have been set aside to provide for such payment in full); (vi) subject as provided in sub-paragraph (vii) below, if applicable, except where any payment of dividend is to be made in accordance with sub- paragraph (i) above, if any dividend on any relevant dollar preference shares is not paid in full (or a sum is not set aside to provide for its payment in full), no dividend may thereafter be declared or paid on any other share capital of the Company ranking as to dividend pari passu with or after the relevant dollar preference shares (and no sum may be set aside for the payment of any such dividend on any other such share capital) until such time as dividends on the relevant dollar preference shares in respect of the then current dividend period shall have been paid in full (or a sum shall have been set aside to provide for such payment in full); and (vii) in any calendar year, whether or not any dividend on any relevant dollar preference shares has been paid in full and notwithstanding any other provision of these Articles, the Directors may, if they so resolve and subject to the Act, pay (or set aside a sufficient sum for payment of) a special dividend not exceeding 0.01 pence per share (or, in the case of US dollar denominated share capital, not exceeding 0.01 US cent per share) on any

20 PUBLIC shares in the capital of the Company in respect of which no dividend has previously been paid in that calendar year. References elsewhere in this Article 6 and in Article 5 to any dividend payable on any dollar preference shares shall not be treated as including a reference to any special dividend paid on any relevant dollar preference shares pursuant to this sub-paragraph (vii). (E) Redemption - Dollar Preference Shares (i) Unless the Directors determine in relation to any particular dollar preference shares prior to allotment thereof that such shares shall be irredeemable, the dollar preference shares shall, subject to the provisions of the Act, be redeemable at the option of the Company. (ii) In the case of any series of dollar preference shares which are to be so redeemable: (a) the Company may, subject to the provisions of the Act, redeem on any Redemption Date (as hereinafter defined) all or some only of the dollar preference shares by giving to the holders of the dollar preference shares to be redeemed not less than 30 days' nor more that 60 days' prior notice in writing (a "Notice of Redemption") of the relevant Redemption Date. Where applicable a Relevant Redemption Dividend (as hereinafter defined) shall be payable and, if so, no relevant dollar preference shares to be redeemed shall be redeemed unless such Relevant Redemption Dividend is paid on or before the Redemption Date. "Redemption Date" means, in relation to a dollar preference share of a particular series, any date which falls no earlier than such one of the following dates as shall be determined by the Directors prior to the Relevant Date (as hereinafter defined): (A) the date which is 5 years and one day after the Relevant Date; (B) the date which is 10 years and one day after the Relevant Date; (C) the date which is 15 years and one day after the Relevant Date; (D) the date which is 20 years and one day after the Relevant Date; Provided that, in relation to any series of dollar preference shares allotted after the coming into force of section 159A of the Companies Act 1985, the Directors may, prior to the allotment of such series, fix the date on or by which, or dates between which, the shares of such series are to be or may be redeemed and such date or dates fixed by the Directors may be different from or in addition to any date derived from or set out in the foregoing provisions of this sub-paragraph (ii)(a); "Relevant Date" means, in relation to a dollar preference share of a particular series, the first date of allotment of dollar preference shares of that series;

21 PUBLIC (b) there shall be paid on each dollar preference share so redeemed, in US dollars, the aggregate of the nominal amount thereof, and any premium paid on issue in addition (where applicable) to the special dividend in respect of redemption, being the Relevant Redemption Dividend (as hereinafter defined). "Relevant Redemption Dividend" means a dividend of an amount calculated in accordance with such one (if any) of the following formulae (as applied in relation to a Redemption Date notified under sub-paragraph (ii)(a) above which falls within the period of twelve months commencing on the date following the fifth, sixth, seventh, eighth or ninth anniversary of the Relevant Date, as the case may be) as may be determined by the Directors prior to the Relevant Date. The said formulae are as follows: (A) A x B where: "A" is the amount of dividend (together with any associated tax credit to the extent that such tax credit is taken into account in determining the amount of dividend payable on a Relevant Preference Share (as hereinafter defined)) calculated at the date of allotment payable on a Relevant Preference Share (as hereinafter defined) in respect of the twelve months following allotment by virtue of the terms of issue thereof on the assumption that such amount of dividend has accrued on the Relevant Preference Share during such period and was payable at the end of such period and for this purpose "Relevant Preference Share" means the dollar preference share to be redeemed or, where dollar preference shares have pursuant to their terms of issue been issued as components of units, means the dollar preference share to be redeemed and the share or shares comprise in the same unit as the dollar preference share to be redeemed; and "B" is: in relation to a Redemption Date falling within the period of twelve months commencing on the day following the fifth anniversary of the Relevant Date, 100.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the sixth anniversary of the Relevant Date, 80.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the seventh anniversary of the Relevant Date, 60.00 per cent., or

22 PUBLIC in relation to a Redemption Date falling within the period of twelve months commencing on the day following the eighth anniversary of the Relevant Date, 40.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the ninth anniversary of the Relevant Date, 20.00 per cent.; or (B) C x D where: "C" is the amount of dividend (together with any associated tax credit to the extent that such tax credit is taken into account in determining the amount of dividend payable on a Relevant Preference Share (as defined in sub-paragraph (A) above)) calculated at the date of allotment payable on a Relevant Preference Share (as defined in sub-paragraph (A) above) in respect of the twelve months following allotment by virtue of the terms of issue thereof on the assumption that such amount of dividend has accrued on the Relevant Preference Share during such period and was payable at the end of such period; and "D" is: in relation to a Redemption Date falling within the period of twelve months commencing on the day following the fifth anniversary of the Relevant Date, 50.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the sixth anniversary of the Relevant Date, 40.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the seventh anniversary of the Relevant Date, 30.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the eighth anniversary of the Relevant Date, 20.00 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the ninth anniversary of the Relevant Date, 10.00 per cent.; or (C) E x F where: "E" is the amount of US$25; and "F" is: in relation to a Redemption Date falling within the period of twelve months commencing on the day following the fifth anniversary of the Relevant Date, 6.00 per cent., or

23 PUBLIC in relation to a Redemption Date falling within the period of twelve months commencing on the day following the sixth anniversary of the Relevant Date, 4.80 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the seventh anniversary of the Relevant Date, 3.60 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the eighth anniversary of the Relevant Date, 2.40 per cent., or in relation to a Redemption Date falling within the period of twelve months commencing on the day following the ninth anniversary of the Relevant Date, 1.20 per cent. No special dividend in respect of redemption shall be payable when the Redemption Date falls after the tenth anniversary of the Relevant Date. The product of the above formula in respect of a dollar preference share may, in the Directors' discretion, be rounded down to the nearest whole US cent; (c) in the case of redemption of some only of the dollar preference shares in any series, the Company shall for the purpose of determining the particular dollar preference shares to be redeemed cause a drawing to be made at the Office or such other place as the Directors may approve in the presence of the Auditors for the time being of the Company; (d) any Notice of Redemption given under sub-paragraph (ii)(a) above shall specify the applicable Redemption Date, the particular dollar preference shares to be redeemed and the redemption price and shall state the place or places at which documents of title in respect of such dollar preference shares are to be presented and surrendered for redemption and payment of the redemption moneys is to be effected. Upon such Redemption Date, the Company shall redeem the particular dollar preference shares to be redeemed on that date subject to the provisions of this paragraph and of the Act. No defect in the Notice of Redemption or in the giving thereof shall affect the validity of the redemption proceedings; (e) the provisions of this and the following sub-paragraphs shall have effect in relation to dollar preference shares for the time being issued and registered in the Register ("Registered Shares") and represented by certificates ("Certificates"). Payments in respect of the amount due on redemption of a Registered Share shall be made by US dollar cheque drawn on a bank in London or in the City of New York or upon the request of the holder or joint holders not later than the date specified for the purpose in the Notice of Redemption by transfer to a US dollar account maintained by the payee with a bank in London or in the City of New York. Such

24 PUBLIC payment will be against presentation and surrender of the relative Certificate at the place or one of the places specified in the Notice of Redemption and if any Certificate so surrendered includes any dollar preference shares not to be redeemed on the relevant Redemption Date the Company shall within 14 days thereafter issue to the holder, free of charge, a fresh Certificate in respect of such dollar preference shares. All payments in respect of redemption moneys will in all respects be subject to any applicable fiscal or other laws; (f) as from the relevant Redemption Date the dividend on the dollar preference shares due for redemption shall cease to accrue except on any such dollar preference share in respect of which, upon the due surrender of the Certificate and all unmatured dividend coupons and talons (if any) in respect thereof, in accordance with sub-paragraph (ii)(e) above, payment of the redemption moneys due on such Redemption Date shall be improperly withheld or refused, in which case such dividend, at the rate then applicable, shall be deemed to have continued and shall accordingly continue to accrue for the relevant Redemption Date to the date of payment of such redemption moneys. Such dollar preference share shall not be treated as having been redeemed until the redemption moneys in question together with the accrued dividend thereon shall have been paid; (g) if the due date for the payment of the redemption moneys on any dollar preference share is not a day on which banks in London and in the City of New York are open for business and on which foreign exchange dealings may be conducted in London and the City of New York (a "Dollar Business Day") then payment of such moneys will be made on the next succeeding day which is a Dollar Business Day and without any interest or other payment in respect of such delay; and (h) the receipt of the holder for the time being of any Registered Share (or in the case of joint holders the receipt of any one of them) to the place or one of the places specified pursuant to sub- paragraph (ii)(d) above in respect of the moneys payable on redemption of such Registered Share shall constitute an absolute discharge to the Company in respect thereof. (F) Purchase - Dollar Preference Shares Subject to the provisions of the Act the Company may at any time purchase any dollar preference shares (a) in the market, (b) by tender (available alike to all holders of the same class of dollar preference shares) or (c) by private treaty, in each case upon such terms as the Directors shall determine. (G) Restriction on Capitalisation - Dollar Preference Shares The provisions of this paragraph (G) shall apply in relation to any particular dollar preference shares ("relevant dollar preference shares") if so determined by the Directors prior to allotment thereof. Save with the written consent of the holders of

25 PUBLIC three quarters in nominal value of, or with the sanction of a special resolution passed at a separate general meeting of the holders of, the relevant dollar preference shares, the Directors shall not pursuant to paragraph (i) of Article 125 capitalise any part of the amounts available for distribution and referred to in that paragraph if after such capitalisation the aggregate of such amounts would be less than a multiple, determined by the Directors prior to allotment of relevant dollar preference shares, of the aggregate amount of the annual dividends (exclusive of an imputed tax credit) payable on the dollar preference shares then in issue and any other preference shares then in issue ranking as regards dividend pari passu with or in priority to them or any of them. (H) Further Preference Shares - Dollar Preference Shares The special rights attached to any particular dollar preference shares allotted or in issue shall be deemed to be varied by the creation or issue of any further shares ranking as regards participation in profits and assets in priority to such dollar preference shares, but shall not (unless otherwise provided by their terms of issue) be deemed to be varied by the creation or issue of any sterling preference shares or of further shares in any currency ("new shares") ranking as regards participation in the profits and assets of the Company in some or all respects pari passu with or after such dollar preference shares and so that any new shares ranking in some or all respects pari passu with such dollar preference shares may either carry rights identical in all respects with such dollar preference shares or any of them or rights differing therefrom in any respect including but without prejudice to the generality of the foregoing in that: (i) the rate of dividend may differ and the dividend may be cumulative or non cumulative; (ii) the new shares or any series thereof may rank for dividend as from such date as may be provided by the terms of issue thereof and the dates for payment of dividend may differ; (iii) a premium may be payable on return of capital or there may be no such premium; (iv) the new shares may be redeemable at the option of the holder or of the Company, or may be non redeemable, and if redeemable at the option of the Company they may be redeemable at different dates and on different terms from those applying to the dollar preference shares; and (v) the new shares may be convertible into ordinary shares or any other class of shares ranking as regards participation in the profits and assets of the Company pari passu with or after such dollar preference shares in each case on such terms and conditions as may be prescribed by the terms of issue thereof. 7. SECOND DOLLAR PREFERENCE SHARES (A) The second dollar preference shares shall rank pari passu inter se and with all other shares expressed to rank pari passu therewith. They shall confer the rights and be

26 PUBLIC subject to the limitations set out in this Article 7. They shall also confer such further rights (not being inconsistent with the rights set out in this Article 7) as may be attached by the Directors to such shares prior to allotment. Whenever the Directors have power under this Article 7 to determine any of the rights attached to any of the second dollar preference shares, the rights so determined need not be the same as those attached to the second dollar preference shares which have then been allotted or issued. The second dollar preference shares may be issued in one or more separate series and each series shall be identified in such manner as the Directors may determine without any such determination or identification requiring any alteration to these Articles. (B) Income and Capital - Second Dollar Preference Shares Each second dollar preference share shall confer the following rights as to dividend and capital: Income (i) the right (subject to the rights attached to the dollar preference shares, the sterling preference shares and any other class of share in the capital of the Company for the time being) to a non-cumulative preferential dividend (in priority to the ordinary shares of the Company) payable in US dollars at such rate (whether fixed or variable) on such dates and on such other terms and conditions as may be determined by the Directors prior to allotment thereof; Capital (ii) the right (subject to the rights attached to the dollar preference shares, the sterling preference shares and any other class of share in the capital of the Company for the time being) upon return of capital on a winding up or otherwise (but not, unless otherwise provided by the terms of issue of such share, upon a redemption or purchase by the Company of any of its share capital) to receive in US dollars out of the assets of the Company available for distribution to its members pari passu with the holders of any other shares of the Company ranking pari passu with such share as regards repayment of capital and in priority to the holders of the ordinary shares of the Company: (a) a sum equal to: (A) the amount of any dividend which is due for payment after the date of commencement of the winding up or such other return of capital but which is payable in respect of a period ending on or before such date; and (B) if the date of commencement of the winding up or such other return of capital falls before the last day of a period in respect of which a dividend would have been payable and which began before such date, any further amount of dividend which would

27 PUBLIC have been payable had such date been the last day of that period but only to the extent that any such amount or further amount was, or would have been, payable as a cash dividend in accordance with or pursuant to this Article 7; and (b) subject thereto, a sum equal to the amount paid up or credited as paid up on such share. (C) Limitations - Second Dollar Preference Shares No second dollar preference share shall: (i) confer any right to participate in the profits or assets of the Company other than that set out in sub-paragraphs (B)(i) and (ii) of this Article 7; (ii) subject to the Act, confer any right to participate in any offer or invitation by way of rights or otherwise to subscribe for additional shares in the Company; (iii) confer any right of conversion; or (iv) confer any right to participate in any issue of bonus shares. (D) Redemption - Second Dollar Preference Shares (i) The second dollar preference shares shall, subject to the provisions of the Act, be redeemable at the option of the Company. (ii) (a) The Company may, subject to the provisions of the Act, redeem on any Redemption Date (as hereinafter defined) all or some only of the second dollar preference shares by giving to the holders of the second dollar preference shares to be redeemed not less than 30 days' nor more than 60 days' prior notice in writing (a "Notice of Redemption") of the relevant Redemption Date. "Redemption Date" means, in relation to any second dollar preference share, any date which falls no earlier than 5 years and one day after the date of allotment of that second dollar preference share. (b) There shall be paid on each second dollar preference share so redeemed, in US dollars, the aggregate of the nominal amount thereof, and any premium paid on issue. (c) In the case of redemption of some only of the second dollar preference shares in any series, the Company shall for the purpose of determining the particular second dollar preference shares to be redeemed cause a drawing to be made at the Office or such other place as the Directors may approve in the presence of the Auditors for the time being of the Company.

28 PUBLIC (d) Any Notice of Redemption given under sub-paragraph (ii)(a) above shall specify the applicable Redemption Date, the particular second dollar preference shares to be redeemed and the redemption price and shall state the place or places at which documents of title in respect of such second dollar preference shares are to be presented and surrendered for redemption and payment of the redemption moneys is to be effected. Upon such Redemption Date, the Company shall redeem the particular second dollar preference shares to be redeemed on that date subject to the provisions of this paragraph and of the Act. No defect in the Notice of Redemption or in the giving thereof shall affect the validity of the redemption proceedings. (e) Payments in respect of the amount due on redemption of a second dollar preference share shall be made by US dollar cheque drawn on a bank in London or in the City of New York or upon the request of the holder or joint holders not later than the date specified for the purpose in the Notice of Redemption by transfer to a US dollar account maintained by the payee with a bank in London or in the City of New York. Such payment will be against presentation and surrender of the relative share certificate at the place or one of the places specified in the Notice of Redemption and if any share certificate so surrendered includes any second dollar preference shares not to be redeemed on the relevant Redemption Date the Company shall within 14 days thereafter issue to the holder, free of charge, a fresh share certificate in respect of such second dollar preference shares. All payments in respect of redemption moneys will in all respects be subject to any applicable fiscal or other laws. (f) As from the relevant Redemption Date the dividend on the second dollar preference shares due for redemption shall cease to accrue except on any such second dollar preference share in respect of which, upon the due surrender of the share certificate in respect thereof, in accordance with sub-paragraph (ii)(e) above, payment of the redemption moneys due on such Redemption Date shall be improperly withheld or refused, in which case such dividend, at the rate then applicable, shall be deemed to have continued and shall accordingly continue to accrue for the relevant Redemption Date to the date of payment of such redemption moneys. Such dollar preference share shall not be treated as having been redeemed until the redemption moneys in question together with the accrued dividend thereon shall have been paid. (g) If the due date for the payment of the redemption moneys on any second dollar preference share is not a day on which banks in London and in the City of New York are open for business and on which foreign exchange dealings may be conducted in London and the City of New York (a "Dollar Business Day") then payment of such moneys will be made on the next succeeding day which is a Dollar Business Day and without any interest or other payment in respect of such delay.

29 PUBLIC (h) The receipt of the holder for the time being of any second dollar preference share (or in the case of joint holders the receipt of any one of them) in respect of the moneys payable on redemption of such second dollar preference share shall constitute an absolute discharge to the Company in respect thereof. (E) Purchase - Second Dollar Preference Shares Subject to the provisions of the Act of the Company may at any time purchase any second dollar preference shares (a) in the market, (b) by tender (available alike to all holders of the same class of second dollar preference shares) or (c) by private treaty, in each case upon such terms as the Directors shall determine. (F) Further Preference Shares - Second Dollar Preference Shares The special rights attached to any particular second dollar preference shares allotted or in issue shall be deemed to be varied by the creation or issue of any further shares ranking as regards participation in profits and assets pari passu with such second dollar preference shares, but shall not (unless otherwise provided by their terms of issue) be deemed to be varied by the creation or issue of any dollar preference shares or sterling preference shares or of further shares in any currency ("new shares") ranking as regards participation in the profits or assets of the Company in priority to or after such second dollar preference shares. 8. THIRD DOLLAR PREFERENCE SHARES (A) The third dollar preference shares shall rank pari passu inter se and with all other shares expressed to rank pari passu therewith. They shall confer the rights and be subject to the limitations set out in this Article 8. They shall also confer such further rights (not being inconsistent with the rights set out in this Article 8) as may be attached by the Directors to such shares prior to allotment. Whenever the Directors have power under this Article 8. to determine any of the rights attached to any of the third dollar preference shares, the rights so determined need not be the same as those attached to the third dollar preference shares which have then been allotted or issued. The third dollar preference shares may be issued in one or more separate series and each series shall be identified in such manner as the Directors may determine without any such determination or identification requiring any alteration to these Articles. (B) Income and Capital - Third Dollar Preference Shares Subject to sub-paragraph (G) of this Article 8, each third dollar preference share shall confer the following rights as to dividend and capital: Income (i) the right (subject to the Company's right under sub-paragraph (B)(ii) of this Article 8 to cancel any such dividend in its full discretion and to the extent that the Directors are satisfied that the payment of such dividend would not breach or cause a breach of the capital adequacy requirements of the Company (or its subsidiary undertakings) under Applicable Rules and the distributable profits of the Company are sufficient to enable the payment of

30 PUBLIC such dividend) to a non-cumulative dividend payable in US dollars at such rate (whether fixed or variable) on such dates and on such other terms and conditions as may be determined by the Directors prior to allotment thereof ("Third Dollar Preference Dividend"); and (ii) the Company shall be entitled at its full discretion to cancel (in whole or in part) any dividend otherwise payable in respect of the third dollar preference shares on any date. Unless otherwise specified, references in this Article 8(B)(ii) to a payment of interest being "cancelled" (and similar references) shall include the cancellation of such dividend payment (or relevant part thereof) in accordance with Article 8(B)(iii) or, as appropriate, the Company's exercise of its discretion otherwise to cancel such dividend payment (or relevant part thereof) in accordance with this Article 8(B)(ii). If the Company does not make any such dividend payment (or any part thereof) on the relevant date for payment, such non-payment shall evidence the non-payment and cancellation of such dividend payment (or relevant part thereof) and accordingly such dividend shall not in any such case be payable or required to be paid. Any dividend payment (or relevant part thereof) which is cancelled shall not be payable or be required to be paid and shall not accumulate or be payable at any time after its cancellation, and each holder of third dollar preference shares shall have no rights in respect thereof and any such cancellation or non-payment (in whole or in part) shall not constitute a default or event of default on the part of the Company for any purpose. Notwithstanding any other provision of these Articles, the cancellation of any dividend otherwise payable in respect of the third dollar preference shares shall not restrict the Company's ability to declare or pay any dividends or other distributions on its other shares or other instruments (including, without limitation, on the ordinary shares of the Company). Accordingly, the Company shall be entitled to declare and/or pay any such dividends or other distributions notwithstanding that any dividends otherwise payable on the third dollar preference shares have been cancelled or are not paid on the relevant date for payment and, provided the Board acts in good faith, neither the Company nor the Board shall incur any liability to the holders of the third dollar preference shares by reason of the lawful payment of such amounts to the holders of the relevant other shares or instruments. (iii) Without prejudice to (1) Article 8(B)(ii) above or (2) the prohibition contained in Chapter 4 of the "CRR Firms – Capital Buffers" Part of the PRA Rulebook (or any succeeding provision(s) amending or replacing such chapter) ("Chapter 4") on the making of payments on the third dollar preference shares before the Maximum Distributable Amount has been calculated, if and to the extent that on any date on which a Third Dollar Preference Dividend is payable in respect of the third dollar preference shares:

31 PUBLIC (a) the amount of Relevant Distributions relating to such date exceeds the amount of Distributable Items; or (b) the aggregate of (A) the relevant dividend payable in respect of the third dollar preference shares and (B) the amounts of any distributions of the kind referred to in Rule 4.3(2) of Chapter 4 (or any succeeding provision amending or replacing such rule) exceeds the Maximum Distributable Amount (if any) applicable to the Company as of such date; or (c) the Lead Regulator applicable to the Company orders the Company to cancel (in whole or in part) the dividend otherwise payable on such date, the Company shall cancel (in whole or, as the case may be, in part) the dividend otherwise payable on such date. Capital (iv) the right (subject to the rights attached to the dollar preference shares, the second dollar preference shares, the sterling preference shares and any other class of share in the capital of the Company for the time being) upon return of capital on a winding up or otherwise (but not, unless otherwise provided by the terms of issue of such share, upon a redemption or purchase by the Company of any of its share capital) to receive in US dollars out of the assets of the Company available for distribution to its members pari passu with the holders of any other shares of the Company ranking pari passu with such share as regards repayment of capital and in priority to the holders of the ordinary shares of the Company: (a) a sum equal to: (A) the amount of any dividend which is scheduled for payment after the date of commencement of the winding up or such other return of capital but which is payable in respect of a period ending on or before such date; and (B) if the date of commencement of the winding up or such other return of capital falls before the last day of a period in respect of which a dividend would have been payable and which began before such date, any further amount of dividend which would have been payable had such date been the last day of that period but only to the extent that any such amount or further amount was, or would have been, payable as a cash dividend in accordance with or pursuant to this Article 8; and (b) subject thereto, a sum equal to the nominal value.

32 PUBLIC (C) Limitations - Third Dollar Preference Shares No third dollar preference share shall: (i) confer any right to participate in the profits or assets of the Company other than that set out in sub-paragraphs (B)(i), (iv) and (G)(iv) of this Article 8; (ii) subject to the Act, confer any right to participate in any offer or invitation by way of rights or otherwise to subscribe for additional shares in the Company; (iii) confer any right of conversion; or (iv) confer any right to participate in any issue of bonus shares. (D) Redemption - Third Dollar Preference Shares (i) The third dollar preference shares shall, subject to the provisions of the Act and sub-paragraphs (F)(i) and (ii) and paragraph (G) of this Article 8, be redeemable at the option of the Company. (ii) (a) The Company may, subject to the provisions of the Act and sub- paragraphs (F)(i) and (ii) and paragraph (G) of this Article 8, redeem on any Redemption Date (as hereinafter defined) all or some only of the third dollar preference shares by giving to the holders of the third dollar preference shares to be redeemed not less than 30 days' nor more than 60 days' prior notice in writing (a "Notice of Redemption") of the relevant Redemption Date. "Redemption Date" means, in relation to any third dollar preference share, any date which falls no earlier than 5 years and one day after the date of allotment of that third dollar preference share. (b) There shall be paid on each third dollar preference share so redeemed, in US dollars, the nominal amount thereof. (iii) In the case of redemption of some only of the third dollar preference shares in any series, the Company shall for the purpose of determining the particular third dollar preference shares to be redeemed cause a drawing to be made at the Office or such other place as the Directors may approve in the presence of the Auditors for the time being of the Company. (iv) Any Notice of Redemption given under sub-paragraph (ii)(a) above shall specify the applicable Redemption Date, the particular third dollar preference shares to be redeemed and the redemption price and shall state the place or places at which documents of title in respect of such third dollar preference shares are to be presented and surrendered for redemption and payment of the redemption moneys is to be effected. Upon such Redemption Date, the Company shall redeem the particular third dollar preference shares to be redeemed on that date subject to the provisions of this paragraph, sub-paragraphs (F)(i) and (ii) and paragraph (G) of this

33 PUBLIC Article 8 and of the Act. No defect in the Notice of Redemption or in the giving thereof shall affect the validity of the redemption proceedings. (v) Payments in respect of the amount due on redemption of a third dollar preference share shall be made by US dollar cheque drawn on a bank in London or in the City of New York or upon the request of the holder or joint holders not later than the date specified for the purpose in the Notice of Redemption by transfer to a US dollar account maintained by the payee with a bank in London or in the City of New York. Such payment will be against presentation and surrender of the relative share certificate at the place or one of the places specified in the Notice of Redemption and if any share certificate so surrendered includes any third dollar preference shares not to be redeemed on the relevant Redemption Date the Company shall within 14 days thereafter issue to the holder, free of charge, a fresh share certificate in respect of such third dollar preference shares. All payments in respect of redemption moneys will in all respects be subject to any applicable fiscal or other laws. (vi) As from the relevant Redemption Date the Third Dollar Preference Dividends on the third dollar preference shares to be redeemed shall cease to accrue except on any such third dollar preference share in respect of which, upon the due surrender of the share certificate in respect thereof, in accordance with sub-paragraph (ii)(e) above but subject to sub-paragraph (G)(iii) of this Article 8 below, payment of the redemption moneys due on such Redemption Date shall be improperly withheld or refused, in which case the right to such dividend, at the rate then applicable, shall be deemed to have continued (subject to and in accordance with sub-paragraph (B) of this Article 8) from the relevant Redemption Date to the date of payment of such redemption moneys. Subject to sub-paragraph (G)(iii) of this Article 8 below and the Company's right to cancel a Third Dollar Preference Dividend in accordance with sub-paragraph (B) (ii) and (iii) of this Article 8 above, such third dollar preference share shall not be treated as having been redeemed until the redemption moneys in question together with the accrued dividend thereon shall have been paid. (vii) If the due date for the payment of the redemption moneys on any third dollar preference share is not a day on which banks in London and in the City of New York are open for business and on which foreign exchange dealings may be conducted in London and the City of New York (a "Dollar Business Day") then payment of such moneys will be made on the next succeeding day which is a Dollar Business Day and without any interest or other payment in respect of such delay. (viii) The receipt of the holder for the time being of any third dollar preference share (or in the case of joint holders the receipt of any one of them) in respect of the moneys payable on redemption of such third dollar preference share shall constitute an absolute discharge to the Company in respect thereof.

34 PUBLIC (E) Purchase - Third Dollar Preference Shares Subject to the provisions of the Act and sub-paragraphs (F)(i) and (ii) and paragraph (G) of this Article 8, the Company may at any time after the date that falls 5 years and one day from the date of allotment of the relevant third dollar preference shares, purchase any third dollar preference shares (a) in the market, (b) by tender (available alike to all holders of the same class of third dollar preference shares) or (c) by private treaty, in each case upon such terms as the Directors shall determine. (F) Restrictions on Redemption and Purchase (i) Unless the third dollar preference shares have (or will have on the relevant Redemption Date or date of purchase) ceased fully to qualify as part of the Company's regulatory capital, the Company shall only exercise any right to redeem or purchase the third dollar preference shares pursuant to this Article 8 if the Company has first obtained any Relevant Supervisory Consent. For this purpose, as between the Company and each holder of a third dollar preference share, a certificate signed by two authorised signatories of the Company stating that it has obtained a Relevant Supervisory Consent shall be conclusive as to the Company having obtained such consent and satisfied this condition and shall be binding on each holder of a third dollar preference share. (ii) Upon the occurrence of a Rights Conversion Event, the third dollar preference shares shall cease to be redeemable at the option of the Company and the Company shall not give a Notice of Redemption or purchase or agree to purchase any third dollar preference share pursuant to this Article 8 if a Rights Conversion Event Notice has been given. If a Rights Conversion Event Notice is given after: (a) a Notice of Redemption has been given pursuant to sub-paragraph (D)(ii)(a) of this Article 8 but before the relevant Redemption Date; or (b) the Company has agreed to purchase any third dollar preference share but before the agreed date for the purchase, such Notice of Redemption or agreement to purchase, as the case may be, shall automatically be revoked and be null and void and no third dollar preference share shall be redeemed or purchased by the Company. (G) Rights Conversion Event – Third Dollar Preference Shares Occurrence of Rights Conversion Event (i) Whether a Rights Conversion Event has occurred at any time shall be determined by the Company, the Lead Regulator applicable to the Company or any agent of the Lead Regulator applicable to the Company appointed for such purpose by the Lead Regulator applicable to the Company. If a Rights Conversion Event has occurred, the Company shall immediately inform the Lead Regulator applicable to the Company and the Company shall give notice of the occurrence thereof (a "Rights

35 PUBLIC Conversion Event Notice") to the holders of the third dollar preference shares in accordance with sub-paragraph (G)(iv) of this Article 8 without delay after such occurrence (and, in any event, within such period as the Lead Regulator applicable to the Company may require). Conversion of Rights upon occurrence of Rights Conversion Event (ii) If a Rights Conversion Event occurs: (a) the rights attaching to the third dollar preference shares shall be altered irrevocably and permanently such that they have the same rights attaching to them as the ordinary shares, and accordingly: 1. the third dollar preference shares shall rank in all respects pari passu with, and not in priority to, the ordinary shares issued in the capital of the Company, including as regards dividends and a return of capital (on a winding up or otherwise) and as such, the third dollar preference shares shall cease to confer the rights as to dividend and capital set out in paragraph (B) of this Article 8; and 2. the holders of third dollar preference shares shall be entitled to receive notice of and attend any general meeting of the Company and to vote on all matters put before the shareholders of the Company in general meeting in accordance with these Articles and the terms of the third dollar preference shares; and 3. the third dollar preference shares shall cease to be redeemable at the option of the Company, (the "Rights Conversion"); and (b) the Rights Conversion shall occur immediately and automatically upon the occurrence of the Rights Conversion Event and this fact shall be specified in the Rights Conversion Event Notice; and (c) as each third dollar preference share shall have the same rights attaching to it as the ordinary shares, the third dollar preference shares shall be re-designated as ordinary shares of US$0.01 each and shall be treated as being of the same class as the ordinary shares in issue. Dividends following Rights Conversion Event (iii) Following the occurrence of the Rights Conversion Event, the right to receive the Third Dollar Preference Dividend set out in paragraph (B) of this Article 8, which would otherwise be conferred upon the holders of the third dollar preference shares, but for the provisions of sub-paragraph (G)(ii) of this Article 8, on or after the date on which the Rights Conversion Event occurs shall, for the avoidance of doubt, cease to be conferred on and from the date of the Rights Conversion Event and any such Third Dollar Preference Dividend otherwise scheduled to be paid on or following the date of the Rights Conversion Event shall, if prior to such date has been

36 PUBLIC resolved upon and determined by the Board of Directors, shall be automatically cancelled and the resolution of the Board of Directors automatically rescinded upon the occurrence of the Rights Conversion Event, or, if not resolved upon and determined by the Board of Directors prior to such date, shall not be resolved upon and determined by the Board of Directors on and from the date of the Rights Conversion Event and no Third Dollar Preference Dividend shall be payable or scheduled to be paid and the Company shall have no liability on and from the date of the Rights Conversion Event to any holder of a third dollar preference share in respect of any Third Dollar Preference Dividend. (iv) A Rights Conversion Event Notice shall be delivered to each holder of a third dollar preference share personally or by first class post (or its equivalent) or, if posted to an overseas address, airmail, in each case at its address on the Company's register of members. Article 133(A) shall apply in respect of the delivery of the Rights Conversion Event Notice to joint holders of a third dollar preference share and Article 133(B) shall apply in respect of the delivery of the Rights Conversion Event Notice upon the occurrence of any matter or event contemplated in such Article. A Rights Conversion Event Notice shall be deemed to have been delivered to the holder of a third dollar preference share in accordance with Article 132. (H) Further Preference Shares – Third Dollar Preference Shares The special rights attached to any particular third dollar preference shares allotted or in issue shall not (unless otherwise provided by their terms of issue) be deemed to be varied by the creation or issue of any further shares ranking as regards participation in profits and assets in priority to, pari passu with or after such third dollar preference shares. (I) Set-off Claims in respect of the third dollar preference shares may not be set-off, or be the subject of a counterclaim, by a holder of a third dollar preference share against or in respect of any of its obligations to the Company or any other person and each holder of a third dollar preference share waives, and shall be treated for all purposes as if he had waived, any right that it might otherwise have to set-off, or to raise by way of counterclaim, any claim of theirs in respect of the Company, against or in respect of any obligations of their to the Company or any other person. If, notwithstanding the preceding sentence, a holder of a third dollar preference share receives or recovers any sum or the benefit of any sum in respect of the third dollar preference shares by virtue of any such set-off or counterclaim, such holder of a third dollar preference share shall hold the same on trust for the Company and shall pay the amount thereof to the Company or, in the event of the winding-up of the Company, to the liquidator of the Company. 9. ALLOTMENT (A) Subject to the Act, these Articles and to any relevant authority of the Company, in a general meeting, the Board may offer, allot (with or without conferring a right of renunciation), grant options over or otherwise deal with or dispose of any shares or

37 PUBLIC grant rights to subscribe for or convert any security into shares of the Company to such persons, at such times and generally on such terms as the Board may decide, providing that no share shall be issued at a discount to its nominal value. 10. SECTION 551 OF THE ACT AUTHORITY AND DISAPPLICATION OF SECTION 561 OF THE ACT (A) The Board has general and unconditional authority, pursuant to section 551 of the Act and in substitution for all existing authorities, to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount equal to the section 551 amount for (as the case may be) the first period and thereafter, each subsequent section 551 period. (B) By the authority conferred by paragraph (A) of this Article 10, the Board may, during a period which is the first period or a subsequent section 551 period, make offers and enter into agreements before the authority expires which would, or might, require shares in the Company to be allotted or rights to subscribe for or convert any security in the Company to be granted after the authority expires and the Board may allot such shares or grant such rights under any such offer or agreement as if the authority had not expired. (C) The Board has general power, pursuant to section 570 of the Act and in substitution for all existing powers, to allot equity securities for cash pursuant to the authority conferred by paragraph (A) of this Article 10 and/or where the allotment constitutes an allotment of equity securities by virtue of section 560(2) of the Act, in each case free of the restriction in section 561(1) of the Act for (as the case may be) the first period and thereafter, each subsequent section 561 period. This power is limited to the allotment of equity securities: (i) in connection with an offer of equity securities: (a) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (b) to holders of other equity securities, as required by the rights of those securities or, subject to such rights, as the Board otherwise consider necessary, so that the Board may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (ii) otherwise than in the circumstances set out in sub-paragraph (C)(i) of this Article 10, up to a nominal amount equal to the section 561 amount. (D) By the power conferred by paragraph (C) of this Article 10, the Board may, during a period which is the first period or a subsequent section 561 period, make offers and enter into agreements before the power expires which would, or might, require equity

38 PUBLIC securities to be allotted after the power expires and the Board may allot equity securities under any such offer or agreement as if the power had not expired. (E) In this Article 10: (i) “first period” means the period commencing on the date of adoption of these Articles and expiring on the date on which a resolution to renew the authority conferred by paragraph (A) of this Article 10 or the power conferred by paragraph (C) of this Article 10 (as the case may be) is passed or the fifth anniversary of the date of adoption of these Articles, whichever is the earlier; (ii) “section 551 amount” means, for the first period, £353,030,892 and USD2,090,000 and, for a subsequent section 551 period, the amount stated in the relevant ordinary or special resolution; (iii) “section 561 amount” means, for the first period, £203,030,896 and, for a subsequent section 561 period, the amount stated in the relevant special resolution; (iv) “subsequent section 551 period” means any period starting on or after the expiry of the first period (and not exceeding five years on any occasion) for which the authority conferred by paragraph (A) of this Article 10 is renewed by ordinary or special resolution stating the section 551 amount; (v) “subsequent section 561 period” means any period starting on or after the expiry of the first period (and not exceeding five years on any occasion) for which the power conferred by paragraph (C) of this Article 10 is renewed by special resolution stating the section 561 amount; and (vi) the nominal amount of securities is, in the case of rights to subscribe for or convert any securities into shares of the Company, the nominal amount of shares which may be allotted pursuant to those rights. (F) The Board may at any time after the allotment of a share but before a person has been entered in the Register as the holder of the share recognise a renunciation of the share by the allottee in favour of another person and may grant to an allottee a right to effect a renunciation on such terms and conditions the Board thinks fit. 11. POWER TO ISSUE DIFFERENT CLASSES OF SHARES (A) Subject to sections 549 to 609 of the Act and to any special rights for the time being attached to any existing shares, any shares may be allotted or issued with or have attached to them such preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, transfer, return of capital or otherwise, as the Company may from time to time by ordinary resolution determine or, if no such resolution has been passed or so far as the resolution does not make specific provision, as the Board may determine. (B) Subject to sections 684 to 689 of the Act and to any special rights for the time being attached to any existing shares, any share may be issued which is, or at the option of the Company or of the holder of such share is liable, to be redeemed on such terms

39 PUBLIC and conditions and in such manner as these Articles may provide, and the Directors may determine the terms, conditions and manner of redemption of any such share. 12. RIGHTS AND RESTRICTIONS ATTACHING TO SHARES If rights and restrictions attaching to shares are determined by ordinary resolution or by the Directors pursuant to Article 11, those rights and restrictions shall apply in place of any rights or restrictions that would otherwise apply by virtue of the Act in the absence of any provisions in these Articles, as if those rights and restrictions were set out in these Articles. 13. VARIATION OF RIGHTS (A) Any of the rights or privileges for the time being attached to any share or class of shares in the Company (and notwithstanding that the Company may be or be about to be in liquidation) may be varied or abrogated in such manner (if any) as may be provided by such rights or, in the absence of any such provision, either with the consent in writing of the holders of not less than three-quarters in nominal value of the issued shares of the class, or with the sanction of a special resolution passed at a separate general meeting of the holders of shares of the class duly convened and held as hereinafter provided (but not otherwise). (B) The rights attached to a class of shares are not, unless otherwise expressly provided for in the rights attaching to those shares, deemed to be varied by the creation, allotment or issue of further shares ranking pari passu with or subsequent to those already issued or by purchase or redemption by the Company of its own shares in accordance with the Act. (C) If any class of shares shall have any preferential right to dividend or return of capital, the conferring upon other shares of rights to either dividend or return of capital ranking in point of priority either before or pari passu with that class shall (unless otherwise expressly provided by the terms of issue of that class or by these Articles) be deemed a variation of the rights of the holders of that class of shares. (D) Save for the circumstances set out in the first two sentences of Article 43, all the provisions in these Articles as to general meetings shall mutatis mutandis apply to every meeting of the holders of any class of shares. The quorum at every such meeting (other than an adjourned meeting) shall be two persons present holding or representing by proxy at least one-third of the nominal value of the issued shares of the class. Every holder of shares of the class, present in person or by proxy, may demand a poll. Each such holder shall on a poll be entitled to one vote for every share of the class held by them. If at any adjourned meeting of such holders such quorum as aforesaid is not present, one person holding shares of the class who is present in person or by proxy shall be a quorum. (E) Whenever the rights attached to any particular sterling preference shares in issue differ from the rights attached to any other sterling preference shares in issue and: (i) some matter has arisen which would amount to a variation or abrogation of the rights attached to all those sterling preference shares; and

40 PUBLIC (ii) the effect of such variation or abrogation on all those sterling preference shares is, in the opinion of the Directors, substantially the same, the rights attached to all those sterling preference shares may be varied or abrogated by the written consent of the holders of three fourths in nominal value of all those sterling preference shares or with the sanction of a special resolution passed at a separate general meeting of the holders of all those sterling preference shares. Whenever any such separate general meeting of the holders of all those sterling preference shares is held pursuant to this paragraph, the second sentence of paragraph (D) of this Article 13 shall apply to such meeting as if all those sterling preference shares formed one uniform class (but so that, if those sterling preference shares have differing nominal values, each holder shall be entitled on a poll to one vote for every £1 in nominal amount of such sterling preference share capital held by them); (F) Whenever the rights attached to any particular Dollar preference shares, second dollar preference shares or third dollar preference shares in issue differ from the rights attached to any other dollar preference shares in issue and: (i) some matter has arisen which would amount to a variation or abrogation of the rights attached to all those dollar preference shares; and (ii) the effect of such variation or abrogation on all those dollar preference shares is, in the opinion of the Directors, substantially the same; the rights attached to all those dollar preference shares may be varied or abrogated by the written consent of the holders of three fourths in nominal value of all those dollar preference shares or with the sanction of a special resolution passed at a separate general meeting of the holders of all those dollar preference shares. Whenever any such separate general meeting of the holders of all those dollar preference shares is held pursuant to this paragraph, the second sentence of paragraph (D) of this Article 13 shall apply to such meeting as if all those dollar preference shares formed one uniform class (but so that, if those dollar preference shares shall have differing nominal values, each holder shall be entitled on a poll to one vote for every US$1 in nominal amount of such dollar preference share capital held by them). 14. COMMISSION AND BROKERAGE The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the provisions of the Act, any such commission or brokerage may be satisfied by the payment of cash, the allotment of fully or partly paid shares, the grant of an option to call for an allotment of shares or any combination of such methods. 15. TRUSTS NOT RECOGNISED Except as otherwise expressly provided by these Articles, as required by law or as ordered by a court of competent jurisdiction, the Company shall not recognise any person as holding any share on any trust, and (except as aforesaid) the Company shall not be bound by or recognise (even if having notice of it) any equitable, contingent, future, partial or other claim to or interest in any share except an absolute right of the holder to the whole of the share.

41 PUBLIC SHARE CERTIFICATES 16. RIGHT TO CERTIFICATE (A) On becoming the holder of any certificated share every person (except a person to whom the Company is not required by law to issue a certificate) shall be entitled, without charge, to receive within two months after allotment or lodgement of a transfer (unless the terms of issue of the shares provide otherwise) one certificate for all the certificated shares of each class registered in their name. Such certificate shall specify the number, class, and distinguishing numbers (if any) of the shares in respect of which it is issued and the amount or respective amounts paid up thereon. (B) Where a member has transferred part only of the shares comprised in a certificate, they shall be entitled, without charge, to a certificate for the balance of such shares. Where a member receives more shares of any class, they shall be entitled without charge to a certificate for the extra shares of that class. (C) The Company shall not be bound to issue more than one certificate in respect of shares held jointly by two or more persons. Delivery of a certificate to the person first named on the Register shall be sufficient delivery to all joint holders. (D) A certificate shall be issued under a seal, which may be affixed to or printed on it, or in such other manner as the Board may approve, having regard to the terms of allotment or issue of the shares. 17. REPLACEMENT CERTIFICATES (A) Any two or more certificates representing shares of any one class held by any member may at their request be cancelled and a single new certificate for such shares issued in lieu without charge on surrender of the original certificates for cancellation. (B) If any member shall surrender for cancellation a share certificate representing shares held by them and request the Company to issue in lieu thereof two or more share certificates representing such shares in such proportions as they may specify, the Board may, if it thinks fit, comply with such request. (C) If any share certificate is defaced, worn out, destroyed or lost, it may be renewed on such terms as to the provision of evidence and indemnity and to payment of any exceptional out-of-pocket expenses, including those incurred by the Company in investigating such evidence and preparing such indemnity and security, as the Board may decide, and on surrender of the original certificate (where it is defaced, damaged or worn out) but without further charge. (D) In the case of shares held jointly by several persons, any such request may be made by any one of the joint holders. LIEN 18. COMPANY’S LIEN ON SHARES NOT FULLY PAID (A) The Company has a first and paramount lien on all partly paid shares for an amount payable in respect of the share, whether the due date for payment has arrived or not.

42 PUBLIC The lien applies to all dividends from time to time declared or other amounts payable in respect of the share. (B) The Board may either generally or in a particular case declare a share to be wholly or partly exempt from the provisions of this Article 18. Unless otherwise agreed with the transferee, the registration of a transfer of a share operates as a waiver of the Company’s lien (if any) on that share. 19. ENFORCEMENT OF LIEN BY SALE (A) The Board may sell all or any of the shares subject to any lien at such time or times and in such manner as it may determine. However, no sale shall be made until such time as the moneys in respect of which such lien exists or some part thereof are or is presently payable or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged, and until a demand and notice in writing stating the amount due or specifying the liability or engagement and demanding payment or fulfilment or discharge thereof and giving notice of intention to sell in default shall have been served on the holder or the persons (if any) entitled by transmission to the shares (as the case may be), and default in payment, fulfilment or discharge shall have been made by them for 14 clear days after service of such notice. (B) For giving effect to any such sale, the Board may authorise some person to execute an instrument of transfer of the shares sold in the name and on behalf of the holder of or the persons (if any) entitled by transmission to the shares (as the case may be) in favour of the purchaser or as the purchaser may direct. The purchaser shall not be bound to see to the application of the purchase money, and the title of the purchaser to the shares shall not be affected by any act, omission, irregularity in or invalidity relating to or connected with the proceedings in reference to the sale. 20. APPLICATION OF PROCEEDS OF SALE The net proceeds of any sale of shares subject to any lien, after payment of the expenses of sale, shall be applied in or towards satisfaction of so much of the amount due to the Company, or of the liability or engagement (as the case may be) as is presently payable or is liable to be presently fulfilled or discharged. The balance (if any) shall (on surrender to the Company for cancellation of the certificate for the shares sold, and subject to a like lien for any moneys not presently payable or any liability or engagement not liable to be presently fulfilled or discharged as existed on the shares before the sale) be paid (without interest) to the member or the person (if any) entitled by transmission to the shares so sold (as the case may be). CALLS ON SHARES 21. CALLS Subject to the terms of allotment of shares, the Board may from time to time make calls on the members in respect of any moneys unpaid on the shares or any class of shares held by them respectively (whether in respect of nominal value or premium) and not payable on a date fixed by or in accordance with the terms of issue. Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made and whether or not by instalments) be liable to pay the

43 PUBLIC amount of every call so made on them as required by the notice. A call shall be deemed to have been made at the time when the resolution of the Board authorising such call was passed or (as the case may require) any person to whom power has been delegated pursuant to these Articles serves notice of exercise of such power. A call may be required to be paid by instalments and may, before receipt by the Company of any sum due thereunder, be either revoked or postponed in whole or part as regards all or any member (s) as the Board may determine. A person on whom a call is made shall remain liable notwithstanding the subsequent transfer of the shares in respect of which the call was made. The joint holders of a share shall be jointly and severally liable for the payment of all calls in respect thereof. 22. POWER TO DIFFERENTIATE The Board may make arrangements on the allotment or issue of shares for a difference as between the allottees or holders of such shares in the amounts and times of payment of a call on their shares. 23. INTEREST ON CALLS If the whole of the sum payable in respect of any call is not paid on or before the day appointed for payment, the person from whom it is due and payable shall pay all costs, charges and expenses that the Company may have incurred by reason of such non- payment, together with interest on the unpaid amount from the day appointed for payment thereof to the time of actual payment (both days inclusive) at the rate fixed by the terms of the allotment of the share or in the notice of the call or, if no rate is so fixed, at such rate not exceeding 15 per cent per annum as the Board shall determine. The Board may waive payment of such costs, charges, expenses or interest in whole or in part. 24. PAYMENT IN ADVANCE The Board may, if it thinks fit, receive from a member all or part of the amounts uncalled and unpaid on shares held by them. A payment in advance of calls extinguishes to the extent of the payment the liability of the member on the shares in respect of which it is made. The Company may pay interest on the amount paid in advance, or on so much of it as from time to time exceeds the amount called on the shares in respect of which the payment in advance has been made, at such rate (not exceeding 20 per cent. Per annum) as the Board may decide. Except in a liquidation, sums paid in advance of a call shall not, until the same would but for such advance have become payable, be treated as paid up on the shares in respect of which they have been paid. 25. AMOUNTS DUE ON ALLOTMENT OR ISSUE TREATED AS CALLS Any sum payable in respect of a share on allotment or at any fixed date, whether in respect of the nominal value of the share or by way of premium or as an instalment of a call, shall for all purposes of these Articles be deemed to be a call duly made. If it is not paid the provisions of these Articles shall apply as if such amount had become due and payable by virtue of a call.

44 PUBLIC FORFEITURE 26. NOTICE IF CALL NOT PAID If any member fails to pay the whole of any call or any instalment of any call on or before the day appointed for payment, the Board may at any time serve a notice in writing on such member or on any person entitled to the shares by transmission, requiring payment, on a date not less than 14 clear days from the date of the notice, of the amount unpaid and any interest which may have accrued thereon and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where the payment is to be made and state that, if the notice is not complied with, the shares in respect of which such call was made will be liable to be forfeited. 27. FORFEITURE FOR NON-COMPLIANCE If the notice referred to in Article 26 is not complied with, any share in respect of which it is given may, at any time before the payment required by the notice (including interest, costs, charges and expenses) has been made, be forfeited by a resolution of the Board to that effect. All dividends declared or other amounts due in respect of the forfeited share and not paid before the forfeiture shall also be forfeited. 28. NOTICE AFTER FORFEITURE When any share has been forfeited, notice of the forfeiture shall be served on the person who was before forfeiture the holder of the share or the person entitled to such share by transmission (as the case may be). An entry of such notice having been given and of the forfeiture with the date thereof shall forthwith be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to give such notice or to make such entry as aforesaid. 29. DISPOSAL OF FORFEITED SHARES (A) Every share which shall be forfeited shall thereupon become the property of the Company. Subject to the provisions of the Act any such share may be sold, re-allotted or otherwise disposed of, either to the person who was before forfeiture the holder thereof or entitled thereto or to any other person, on such terms and in such manner as the Board shall determine. The Board may for the purposes of the disposal authorise any person to transfer the shares in question and may enter the name of the transferee in respect of the transferred shares in the Register notwithstanding the absence of any share certificate being lodged in respect thereof and may issue a new certificate to the transferee and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person (if any) entitled by transmission to (as the case may be), the shares. The Company may receive the consideration (if any) given for the share on its disposal. (B) The Board may, at any time before any share so forfeited has been cancelled or sold, re-allotted or otherwise disposed of, annul the forfeiture, on the terms of payment of all calls and interest due thereon and all expenses incurred in respect of the share and on such further terms (if any) as the Board shall see fit.

45 PUBLIC (C) The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the member whose share is forfeited (or the person (if any) entitled by transmission to the forfeited share, as the case may be) and the Company, except only such of those right and liabilities as are by these Articles expressly saved, or as are by the Act given and imposed in the case of past members. (D) A statutory declaration by a Director or the Secretary that a share has been forfeited in pursuance of these Articles, and stating the date on which it was forfeited, shall, as against all persons claiming to be entitled to that share adversely to the forfeiture thereof, be conclusive evidence of the facts therein stated. The declaration, together with the receipt by the Company of the consideration (if any) given for the share on the sale or disposition thereof and a certificate for the share under a seal delivered to the person to whom the same is sold or disposed of, shall (subject if necessary to the execution of an instrument of transfer) constitute a good title to the share. Subject to the execution of any necessary transfer, such person shall be registered as the holder of the share and shall be discharged from all calls made prior to such sale or disposition and shall not be bound to see to the application of the purchase consideration (if any), nor shall their title to the share be affected by any act, omission, irregularity or invalidity relating to or connected with the proceedings in reference to the forfeiture or disposal of the share. Any such person shall not (unless by express agreement with the Company) become entitled to any of the dividends accrued or which might have accrued upon the shares before the completion of the sale or disposition thereof. 30. ARREARS TO BE PAID NOTWITHSTANDING FORFEITURE A member whose shares have been forfeited shall cease to be a member in respect of them and shall surrender to the Company for cancellation the certificate for the shares forfeited. They shall nevertheless be liable to pay to the Company all calls made and not paid on such shares at the time of forfeiture, and interest thereon from the date of the forfeiture to the date of payment (both dates inclusive), in the same manner in all respects as if the shares had not been forfeited, and to satisfy all (if any) claims, demands and liabilities which the Company might have enforced in respect of the shares at the time of forfeiture, without any reduction or allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal. 31. SURRENDER The Board may accept a surrender of any share liable to be forfeited. In such case references in these Articles to forfeiture shall include surrender. TRANSFER OF SHARES 32. METHOD OF TRANSFER (A) Subject to such of the restrictions of these Articles as may be applicable, each member may transfer all or any of their shares by instrument of transfer in writing in any usual form or in any form approved by the Board. Such instrument shall be executed by or on behalf of the transferor and (in the case of a transfer of a share

46 PUBLIC which is not fully paid up) by or on behalf of the transferee. All instruments of transfer, when registered, may be retained by the Company. (B) The transferor shall be deemed to remain the holder of such share until the name of the transferee is entered in the Register in respect of it. (C) Any authority to sign an instrument of transfer granted by a member for the purpose of transferring shares which may be lodged, produced or exhibited with or to the Company at the Transfer Office shall, as between the Company and the grantor of such authority, be taken and deemed to continue and remain in full force and effect and the Company may allow the same to be acted upon until such time as express notice in writing of the revocation of the same shall have been given and lodged at the Transfer Office at which the authority was lodged, produced or exhibited. Even after the giving and lodging of such notice, the Company shall be entitled to give effect to any instrument signed under the authority to sign and certified by any officer of the Company as being in order before the giving and lodging of such notice. The Company shall not be bound to allow the exercise of any act or matter by an agent for a member, unless a duly certified copy of such agent's authority be deposited at the Transfer Office. 33. RIGHT TO REFUSE REGISTRATION (A) The Board may refuse to register any transfer of a share unless: (i) it is in respect of a share which is fully paid up; (ii) it is in respect of a share on which the Company has no lien; (iii) it is in respect of only one class of shares; (iv) it is in favour of a single transferee or not more than four joint transferees; (v) it is duly stamped (if so required); and (vi) it is delivered for registration to the Office or such other place as the Board may from time to time determine, accompanied (except in the case of a transfer by a recognised person where a certificate has not been issued or in the case of an uncertificated share) by the certificate for the shares to which it relates and such other evidence as the Board may reasonably require to prove the title of the transferor and the due execution by them of the transfer or, if the transfer is executed by some other person on their behalf, the authority of that person to do so. (B) If the Board refuses to register a transfer of a share it shall, as soon as practicable and in any event within two months after the date on which the transfer was lodged with the Company send notice of the refusal, together with the reasons for the refusal, to the transferee. Any instrument of transfer which the Board refuses to register shall (except in the case of suspected fraud) be returned to the person depositing it. All instruments of transfer which are registered may be retained by the Company.

47 PUBLIC 34. FEES ON REGISTRATION The Company (at its option) may or may not charge a fee for registering the transfer of a share or the renunciation of a renounceable letter of allotment or other document or instructions relating to or affecting the title to a share or the right to transfer it or for making any other entry in the Register. TRANSMISSION OF SHARES 35. ON DEATH (A) If a member dies, the survivors or survivor, where they were a joint holder, and their executors or administrators, where they were a sole or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to their shares. (B) Nothing in these Articles shall release the estate of a deceased member from any liability in respect of any share which has been solely or jointly held by them. 36. ELECTION OF PERSON ENTITLED BY TRANSMISSION (A) Any person becoming entitled to a share in consequence of the death or bankruptcy of any member, or of any other event giving rise to a transmission of such entitlement by operation of law, may, on such evidence as to their title being produced as the Board may require, elect either to become registered as a member or to have some person nominated by them registered as a member. (B) If they elect to become registered themselves, they shall give notice to the Company to that effect. If they elect to have some other person registered, they shall execute an instrument of transfer of such share to that person. (C) All the limitations, restrictions and provisions of these Articles relating to the transfer and the registration of transfer of shares shall apply to the notice or instrument of transfer (as the case may be) as if it were an instrument of transfer executed by the member and their death, bankruptcy or other event as aforesaid had not occurred. Where the entitlement of a person to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law is proved to the satisfaction of the Board, the Board shall within two months after proof cause the entitlement of that person to be noted in the Register. (D) A person entitled to a share who has elected for that share to be transferred to some other person pursuant to this Article 36 shall cease to be entitled to any rights in relation to that share upon that other person being registered as the holder of that share. 37. RIGHTS ON TRANSMISSION Where a person becomes entitled to a share in consequence of the death or bankruptcy of any member, or of any other event giving rise to a transmission of such entitlement by operation of law, the rights of the holder in relation to such share shall cease. However, the person so entitled may give a good discharge for any dividends and other moneys payable in respect of it and shall have the same rights to which they

48 PUBLIC would be entitled if they were the holder of the share, except that they shall not, before they are registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at any meeting of the Company or at any separate meeting of the holders of any class of shares of the Company. The Board may at any time give notice requiring any such person to elect either to be registered themselves or to transfer the share. If the notice is not complied with within 60 days, the Board may thereafter withhold payment of all dividends and other moneys payable in respect of such share until the requirements of the notice have been complied with. SHARE CAPITAL 38. FRACTIONS (A) Whenever as the result of any consolidation, division or sub-division of shares any difficulty arises, the Board may settle it as it thinks fit and in particular (but without prejudice to the generality of the foregoing): (i) whenever as a result of any consolidation of shares any members would become entitled to fractions of shares, the Board may, on behalf of those members, sell the shares incorporating the fractions for the best price reasonably obtainable to any person (including the Company) and distribute the net proceeds of sale after deduction of the expenses of sale in due proportion among those members (except that any amount otherwise due to a member, being less than £2.50 or its equivalent based on such exchange rate as the Board may determine in any other relevant currency or such other sum as the Board may from time to time determine, may be retained for the benefit of the Company); or (ii) alternatively, provided that the necessary unissued shares are available, the Board may, in each case where the number of shares held by any holder is not an exact multiple of the number of shares to be consolidated into a single share, issue to each such holder credited as fully paid by way of capitalisation the minimum number of shares required to round up their holding to such a multiple (such issue being deemed to have been effected immediately prior to consolidation); and (iii) the amount required to pay up such shares shall be appropriated at the Board's discretion from any of the sums standing to the credit of any of the Company's reserve accounts (including any share premium account and capital redemption reserve) or to the credit of the profit and loss account and capitalised by applying the same in paying up such shares. (B) To give effect to a sale pursuant to sub-paragraph (A)(i) of this Article 38 the Board may arrange for the shares representing the fractions to be entered in the Register as shares. The Board may also authorise a person to transfer the shares to, or in accordance with the directions of, the purchaser. The purchaser is not bound to see to the application of the purchase money and the title of the transferee to the shares is not affected by an irregularity or invalidity in the proceedings connected with the sale.

49 PUBLIC (C) If shares are allotted or issued pursuant to sub-paragraph (A)(ii) of this Article 38, a resolution of the Board capitalising part of the reserves has the same effect as if the capitalisation had been declared by ordinary resolution of the Company pursuant to Article 125. In relation to the capitalisation the Board may exercise all the powers conferred on it by Article 125 without an ordinary resolution of the Company. 39. REDUCTION OF CAPITAL Subject to the Act and to the rights attached to existing shares, the Company may by special resolution reduce its share capital, capital redemption reserve, share premium account or other undistributable reserve in any way. Unless otherwise provided by its terms of issue, the rights attached to any preference share shall not be deemed to be varied or abrogated by a reduction of any share capital ranking as regards participation in the profits and assets of the Company pari passu with or after that preference share. 40. PURCHASE OF OWN SHARES Subject to the Act and to the rights attaching to existing shares, the Company may purchase, or agree to purchase in the future, any shares of any class (including redeemable shares) in its own capital in any way. Unless otherwise provided by its terms of issue, the rights attached to any preference share shall not be deemed to be varied or abrogated by the purchase or redemption by the Company of any of its shares ranking as regards participation in the profits and assets of the Company pari passu with or after that preference share. GENERAL MEETINGS 41. ANNUAL GENERAL MEETINGS The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meetings in that year in accordance with the requirements of section 336 of the Act. The annual general meeting shall be held at such time and in such place as the Board may determine. 42. CONVENING OF GENERAL MEETINGS BY THE BOARD (A) The Board may convene a general meeting whenever it thinks fit. (B) The Board shall determine in relation to each general meeting the means of attendance at and participation in the meeting, including whether the persons entitled to attend and participate in the general meeting shall be enabled to do so partly by simultaneous attendance and participation at a physical place (or places in accordance with Article 44(D)) anywhere in the world determined by it, and partly by means of an electronic facility or facilities determined by it in accordance with Article 44E. 43. CONVENING OF GENERAL MEETINGS BY REQUIREMENT OF THE MEMBERS A general meeting, other than an annual general meeting, shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided by sections 303 to 305 of the Act. At any meeting convened on such requisition or by

50 PUBLIC such requisitionists no business shall be transacted except that stated by the requisition or proposed by the Board. A general meeting may also be convened in accordance with Article 89. 44. LENGTH AND FORM OF NOTICE (A) An annual general meeting shall be convened by not less than 21 clear days' notice in writing. All other general meetings shall be convened by not less than 14 clear days' notice in writing or such longer period as may be required by law from time to time. (B) Subject to the provisions of the Act, and notwithstanding that it is convened by shorter notice than that specified in paragraph (A) of this Article 44, a general meeting shall be deemed to have been duly convened if it is so agreed: (i) in the case of an annual general meeting, by all the members entitled to attend and vote at the meeting; and (ii) in the case of any other meeting, by a majority in number of the members having a right to attend and vote at the meeting, being a majority together holding not less than 95 per cent. in nominal value of the shares giving that right. (C) The notice of meeting shall specify: (i) whether the meeting is an annual general meeting or a general meeting; (ii) the place, the date and the time of the meeting; (iii) the general nature of the business to be dealt with at the meeting; (iv) if the meeting is convened to consider a special resolution, the text of the resolution and the intention to propose the resolution as a special resolution; and (v) with reasonable prominence, that a member entitled to attend and participate is entitled to appoint one or more proxies under section 324 of the Act and that a proxy need not also be a member.

51 PUBLIC (D) If the Board determines that a general meeting shall be held (wholly or partly) at a physical place or places, the notice shall specify the place or places (and any satellite meeting place determined in accordance with Article 44 (H) shall be identified as such in the notice). (E) If the Board determines that a general meeting shall be held partly by means of an electronic facility or facilities, the notice shall specify the means, or all different means, of attendance and participation determined in accordance with Article 44(I) and any access, identification and security arrangements determined in accordance with Article 55(D). (F) The notice shall specify any arrangements made for the purpose of Article 55(B) (making it clear that participation in those arrangements will not amount to attendance at the meeting to which the notice relates). (G) The notice shall be given to the members (other than any who, under the provisions of these Articles or of any restrictions imposed on any shares, are not entitled to receive notice from the Company), to the Directors and to the Auditors and to any other person who may be entitled to receive it. (H) The Board may resolve to enable persons entitled to attend and participate in a general meeting to do so by simultaneous attendance and participation at a satellite meeting place or places anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to participate in, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the Chair is satisfied that adequate facilities are available throughout the meeting to ensure that members attending at all the meeting places are able to: (i) participate in the business for which the meeting has been convened; (ii) hear all persons who speak in the principal meeting place and any satellite meeting place; and (iii) be heard by all other persons so present in the same way, and the meeting shall be deemed to take place at the principal meeting place. The meeting shall be deemed to take place at the principal meeting place and the powers of the Chair shall apply equally to each satellite meeting place, including their power to adjourn the meeting as referred to in Article 52. (I) The Board may resolve to enable persons entitled to attend and participate in a general meeting to do so partly by simultaneous attendance and participation by means of an electronic facility or facilities and determine the means, or all different means, of attendance and participation used in relation to the general meeting. The members present in person or by proxy by means of an electronic facility or facilities (as so determined by the Board) shall be counted in the quorum for, and be entitled to participate in, the general meeting in question. That meeting shall be duly constituted and its proceedings valid if the Chair is satisfied that adequate facilities are available throughout the meeting to ensure that members attending the meeting by all means (including the means of an electronic facility or facilities) are able to:

52 PUBLIC (i) participate in the business for which the meeting has been convened; (ii) hear all persons who speak at the meeting; and (iii) be heard by all other persons attending and participating in the meeting. (J) The Board may determine that persons entitled to receive notices of meeting are those persons entered on the Register at the close of business on a day determined by the Board. (K) The notice of meeting may also specify a time by which a person must be entered on the Register in order to have the right to attend or vote at the meeting. Changes to entries on the Register after the time so specified in the notice shall be disregarded in determining the rights of any person to so attend or vote. 45. OMISSION TO SEND NOTICE The accidental omission to give or send notice of a meeting or, in cases where it is intended that it be given or be sent out with the notice, any other document relating to the meeting (including an appointment of proxy) to, or the non-receipt of either by, any person entitled to receive the same shall not invalidate the proceedings at that meeting. 46. CHANGES TO ARRANGEMENTS FOR GENERAL MEETINGS If, after the sending of the notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board considers that it is impractical, undesirable or unreasonable for any reason to hold a general meeting on the date or at the time or place specified in the notice calling the general meeting (including a satellite meeting to which Article 44(H) applies) and/or by means of an electronic facility or facilities specified in the notice, it may move and/or postpone the general meeting to another date, time and/or place (or in the case of a general meeting to be held at a principal meeting place and a satellite meeting place, to such other places), and/or change or introduce any electronic facility or facilities or make other alterations in respect of the general meeting. If such a decision is made, the Board may then further postpone, move or make other arrangements in respect of the rearranged meeting if it considers that it is reasonable to do so. No new notice of the general meeting need be sent but the Board shall take reasonable steps to ensure that notice of any such changes to the date, time and place (or places, in the case of a general meeting to which Article 44(C) applies) of and/or electronic facility or facilities for, the rearranged meeting appear at the original time and at the original place (or places, in the case of a general meeting to which Article 44(C) applies) and/or the original electronic facility or facilities. When a general meeting is so rearranged, notice of the date, time and place (or places, in the case of a general meeting to which Article 44(C) applies), including any electronic facility or facilities if applicable, of the rearranged meeting shall be given in such manner as the Board may determine. No business shall be transacted at any rearranged meeting other than business which might properly have been transacted at the meeting had it not been rearranged. Notice of the business to be transacted at such rearranged meeting shall not be required. If a general meeting is rearranged in accordance with this Article 46,

53 PUBLIC the appointment of a proxy will be valid if it is delivered and received as required by these Articles not less than 48 hours before the time appointed for holding the rearranged meeting. When calculating the 48 hour period mentioned in this Article 46, the Directors can decide not to take account of any part of a day that is not a working day. The Board may (for the avoidance of doubt) also rearrange any meeting which has been rearranged under this Article 46. 47. SPECIAL BUSINESS All business transacted at a general meeting is deemed special except the following business transacted at an annual general meeting: (i) the receipt and consideration of the annual accounts, the Directors' report and Auditors' report on those accounts; (ii) the appointment or re-appointment of Directors and other officers in place of those retiring by rotation or otherwise ceasing to hold office; (iii) the declaration of dividends; and (iv) the re-appointment of the Auditors retiring (unless they were last appointed otherwise than by the Company in general meeting) and the determination of the remuneration of the Auditors or of the manner in which such remuneration is to be determined. PROCEEDINGS AT GENERAL MEETINGS 48. QUORUM (A) No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business. The absence of a quorum does not prevent the appointment of a Chair in accordance with the Articles, which shall not be treated as part of the business of the meeting. (B) If the Company has only one member entitled to attend and vote at the meeting, one qualifying person present at the meeting and entitled to vote is a quorum. Subject to the Act and paragraph (C) of this Article 48, in all other cases two qualifying persons present at the meeting and entitled to vote are a quorum. (C) Where the Company has more than one member entitled to attend and vote at a meeting, one qualifying person present at the meeting and entitled to vote as: (i) the duly authorised representative of two or more corporations, each of which is a member entitled to attend and vote upon the business to be transacted at the meeting; or (ii) a proxy duly appointed by two or more members entitled to attend and vote upon the business to be transacted at the meeting, is a quorum.

54 PUBLIC 49. PROCEDURE IF QUORUM NOT PRESENT (A) If a quorum is not present within 15 minutes (or such longer time as the Chair decides to wait) after the time fixed for the start of the meeting or if there is no longer a quorum present at any time during the meeting, the meeting, if convened by or on the requisition of members, shall be dissolved. In any other case, the meeting stands adjourned to such day (being not less than five clear days after the original meeting) and at such time and place or places, with such means of attendance and participation (including by means of such electronic facility or facilities) as the Chair of the meeting (or, in default, the Board) may determine. (B) At an adjourned meeting the quorum is one qualifying person present and entitled to vote. If a quorum is not present within five minutes from the time fixed for the start of the meeting, the adjourned meeting shall be dissolved. 50. CHAIR (A) The Chair (if any) of the Board or, in their absence, the deputy Chair (if any) shall preside as Chair at a general meeting. If there is no Chair or deputy chair, or if at a meeting neither is present and willing and able to act within 15 minutes after the time fixed for the start of the meeting, the Directors present shall select one of their number to be Chair. If only one Director is present and willing and able to act, they shall be Chair. In default, the members present and entitled to vote shall choose one of their number to be Chair. (B) If the Chair of a general meeting is participating in the general meeting using an electronic facility or facilities and becomes unable to participate in the general meeting using such electronic facility or facilities, another person (determined in accordance with Article 50(A) above) shall preside as Chair of the meeting unless and until the original Chair is able to participate in the general meeting again using the electronic facility or facilities. (C) Without prejudice to any other power which they may have under the provisions of the Articles or at common law the Chair may take such action as they think fit to promote the orderly conduct of the business of the meeting as specified in the notice of meeting and the Chair's decision on matters of procedure or arising incidentally from the business of the meeting shall be final, as shall be their determination as to whether any matter is of such a nature. 51. RIGHT TO ATTEND AND SPEAK (A) A Director shall, notwithstanding that they are not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares of the Company. Any proxy appointed by a member shall also be entitled to speak at any general meeting of the Company. (B) The Chair may invite any person to attend and speak at any general meeting of the Company where they consider that this will assist in the deliberations of the meeting.

55 PUBLIC 52. POWER TO ADJOURN (A) The Chair may, with the consent of a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn any meeting from time to time (or indefinitely) and from place to place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) and/or from such electronic facility or facilities for attendance and participation to such other electronic facility or facilities as the meeting shall determine. (B) Without prejudice to any other power which they may have under the provisions of the Articles (including the Chair's power to adjourn a meeting conferred by Article 52(A) or at common law, the Chair may, without the need for the consent of the meeting, interrupt or adjourn a meeting (whether or not it has commenced or a quorum is present) from time to time and from place to place (or places in the case of a meeting to which Article 44(D) applies) or from electronic facility or facilities to electronic facility or facilities, or for an indefinite period if they decide that it has become necessary to do so in order to: (i) secure the proper and orderly conduct of the meeting; or (ii) give all persons entitled to do so a reasonable opportunity of attending, speaking and voting at the meeting; or (iii) ensure that the business of the meeting is properly considered and transacted. (C) If it appears to the Chair that the facilities at the principal meeting place or any satellite meeting place or an electronic facility or facilities or security at any general meeting being conducted partly by means of an electronic facility or facilities have become inadequate for the purposes referred to in Article 44(D) or 44(E), or are otherwise not sufficient to allow the meeting to be conducted substantially in accordance with the provisions set out in the notice of meeting, then the Chair shall, without the consent of the meeting, interrupt or adjourn the general meeting. (D) All business conducted at a meeting up to the time of any adjournment shall, subject to Article 54, be valid. (E) The Chair may specify that only the business conducted at the meeting up to a point in time which is earlier than the time of the adjournment is valid, if in their opinion, to do so would be more appropriate. 53. NOTICE OF ADJOURNED MEETING (A) Any adjournment pursuant to Article 52 may, subject to the Act, be for such time and with such means of attendance and participation (including at such place or places and/or by means of such electronic facility or facilities) as the Chair (or, in default, the Board) may determine, notwithstanding that by reason of the adjournment some members may be unable to attend and participate in the adjourned meeting. Whenever a meeting is adjourned for 28 days or more or for an indefinite period pursuant to Article 52, at least seven clear days' notice specifying the place or places, date and time of the adjourned meeting and the means of attendance and participation

56 PUBLIC (including by means of an electronic facility or facilities if applicable) as the Chair (or, in default, the Board) may determine and the general nature of the business to be transacted shall be given to the members (other than any who, under the provisions of the Articles or the terms of allotment or issue of the shares, are not entitled to receive notice), the Directors and the Auditors in the same manner as in the case of the original meeting. Save as aforesaid and subject to the Act, it is not necessary to give notice of a meeting adjourned pursuant to Article 52 or of the business to be transacted at the adjourned meeting. (B) The Board may determine that persons entitled to receive notice of an adjourned meeting in accordance with this Article 53 are those persons entered on the Register at the close of business on a day determined by the Board. (C) The notice of an adjourned meeting given in accordance with this Article 53 may also specify a time by which a person must be entered on the Register in order to have the right to attend or vote at the meeting. Changes to entries on the Register after the time so specified in the notice shall be disregarded in determining the rights of any person to so attend or vote. 54. BUSINESS AT ADJOURNED MEETING No business may be transacted at an adjourned meeting other than the business which might properly have been transacted at the meeting from which the adjournment took place. 55. ACCOMMODATION OF MEMBERS AT MEETING AND SECURITY ARRANGEMENTS (A) The Board may, for the purpose of controlling the level of attendance or ensuring the health and safety of those attending at any place specified for the holding of a general meeting, ensuring the security of the meeting and ensuring the future orderly conduct of the meeting, from time to time make such arrangements as the Board shall consider to be appropriate and may from time to time vary any such arrangements or make new arrangements therefor. Any decision made under this Article 55(A) shall be final and the entitlement of any member or proxy to attend a general meeting at such place (or places, in the case of a meeting to which Article 44(H) applies) shall be subject to any such arrangements as may be for the time being approved by the Board. (B) The Board may make arrangements for persons entitled to attend the general meeting or an adjourned general meeting to be able to hear the proceedings of the general meeting or adjourned general meeting and to speak at the general meeting (whether by use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the general meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the general meeting or to speak at the general meeting shall not in any way affect the validity of the proceedings of the general meeting.

57 PUBLIC (C) The Board may direct that any person wishing to attend any meeting held at a physical place should provide evidence of identity and submit to such searches or other security arrangements or restrictions (including such restrictions in items of personal property to be taken into the meeting) as the Board shall consider appropriate in the circumstances. (D) If a general meeting is held partly by means of an electronic facility or facilities, the Board and the Chair may make any arrangement and impose any requirement or restriction that is necessary to ensure the identification of those taking part by way of such electronic facility or facilities and the security of the electronic communication, and in its or their view, is proportionate to those objectives. In this respect, the Board may authorise any voting application, system, facility or facilities for attendance and participation as it sees fit. (E) The Board shall be entitled to authorise one or more persons (including the Directors, the Secretary or the Chair) to refuse physical or electronic entry to, or eject (physically or electronically) from, any meeting any person who fails to provide such evidence of identity or to submit to such searches or to otherwise comply with such security arrangements or restrictions as are required pursuant to Article 55(A), Article 55(C) or Article 55(D), or who causes the meeting to become disorderly. VOTING 56. METHOD OF VOTING (A) A resolution put to the vote at a general meeting held partly by means of an electronic facility or facilities shall be decided on a poll, which poll votes may be cast by such electronic means as the Board, in its sole discretion, deems appropriate for the purposes of the meeting. Any such poll shall be deemed to have been validly demanded at the time fixed for the holding of the meeting to which it relates. Subject thereto, at any general meeting held wholly at a physical place or places, a resolution put to a vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is duly demanded. Subject to the provisions of the Act, a poll may be demanded by: (i) the Chair of the meeting; (ii) by at least two members present in person or by proxy and entitled to vote on the resolution; (iii) a member or members present in person or by proxy representing not less than one-tenth of the total voting rights of all the members having the right to vote on the resolution; or (iv) a member or members present in person or by proxy holding shares conferring a right to vote on the resolution, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right. For the purposes of (ii) above, a demand by a proxy counts as a demand by the member. For the purpose of (iii) above a demand by a proxy counts as a demand by a

58 PUBLIC member representing the voting rights that the proxy is authorised to exercise. For the purpose of (iv) above a demand by a proxy counts as a demand by a member holding the shares to which those rights are attached. (B) Unless a poll is duly demanded and the demand is not withdrawn, a declaration by the Chair of the meeting that a resolution has on a show of hands been carried, or carried unanimously or by a particular majority, or lost, or not carried by a particular majority, and an entry to that effect in the book containing the minutes of proceedings of the Company, shall be conclusive evidence thereof, without proof of the number or proportion of the votes recorded in favour of or against such resolution. 57. PROCEDURE ON A POLL (A) If a poll is properly demanded, it shall be taken in such manner as the Chair directs. They may appoint scrutineers, who need not be members, and may fix a time, date and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. (B) Without prejudice to Article 56 any poll duly demanded on the election of a Chair of a meeting or on any question of adjournment shall be taken forthwith. A poll duly demanded on any other matter shall be taken in such manner (including the use of ballot or voting papers or tickets or electronic means, or any combination thereof) and at such time and place, not being more than 30 days from the date of the meeting or adjourned meeting at which the poll was demanded, and by such means of attendance and participation (including such place or places and/or by means of such electronic facility or facilities) as the Chair shall direct. (C) No notice need be given of a poll not taken immediately if the time, date and place and means by which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven clear days' notice shall be given specifying the time, date and place and means by which the poll shall be taken. (D) The demand for a poll may, before the poll is taken, be withdrawn, but only with the consent of the Chair. A demand so withdrawn shall validate the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made. (E) The demand for a poll (other than on the election of a Chair or a resolution for adjourning the meeting) shall not prevent the continuance of the meeting for the transaction of any business other than the question on which a poll has been demanded. If a poll is demanded before the declaration of the result on a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made. (F) A member entitled to more than one vote need not, if they vote, use all their votes or cast all the votes they use in the same way. (G) On a poll, votes may be given either personally or by proxy.

59 PUBLIC 58. VOTES OF MEMBERS (A) Subject to the provisions of the Act and to any special terms as to voting on which any shares may have been issued, or may for the time being be held, and to any suspension or abrogation of voting rights pursuant to these Articles, on a vote on a resolution: (i) on a show of hands at a meeting: (a) every member present (not being present by proxy) and entitled to vote on the resolution has one vote; and (b) every proxy present who has been duly appointed by a member entitled to vote on the resolution has one vote, except where: (A) that proxy has been duly appointed by more than one member entitled to vote on the resolution; and (B) the proxy has been instructed: (i) by one or more of those members to vote for the resolution and by one or more of those members to vote against the resolution; or (ii) by one or more of those members to vote in the same way on the resolution (whether for or against) and one or more of those members has permitted the proxy discretion as to how to vote, in which case, the proxy has one vote for and one vote against the resolution; and (ii) on a poll taken at a meeting, every member present (in person or by proxy) and entitled to vote on the resolution has one vote in respect of each share held by the relevant member or in respect of which the proxy has been appointed (as applicable), (B) provided always that no member shall be entitled to vote at any general meeting or adjournment thereof in respect of any share that they have acquired by transfer unless they shall be registered as the holder thereof on the date of the notice of meeting. If two or more persons are joint holders of a share, then in voting on any question the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names of the holders stand in the Register. (C) Where in England or elsewhere a receiver or other person (by whatever name called) has been appointed by any court claiming jurisdiction to exercise powers with respect to the property or affairs of any member on the ground (however formulated) of mental disorder, the Board may, subject to the Act, on or subject to production of such evidence of the appointment as the Board may require, permit such receiver or other person to vote in person or, on a poll, by proxy on behalf of such member at any

60 PUBLIC general meeting. Evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote shall be deposited at the Office, or deposited or received at such other place or address as is specified in accordance with these Articles for the deposit or receipt of appointments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised, and in default the right to vote shall not be exercisable. For the purpose of calculating the 48 hour period in this Article 58, the Directors can decide not to take account of any part of a day that is not a working day. 59. CASTING VOTE In the case of an equality of votes whether on a show of hands or on a poll, the Chair of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to the vote or votes to which they may be entitled as a member. 60. RESTRICTION ON VOTING RIGHTS FOR UNPAID CALLS ETC. No member shall, unless the Board otherwise determines, be entitled to vote at a general meeting or at any separate meeting of the holders of any class of shares, either in person or by proxy, in respect of any share held by them or to exercise any right as a member unless all calls or other sums presently payable by them in respect of that share in the Company have been paid. 61. VALIDITY OF MEETING All persons seeking to attend or participate in a general meeting by way of an electronic facility or facilities shall be responsible for maintaining adequate facilities to enable them to do so. Subject only to the requirement for the Chair to adjourn a general meeting in accordance with the provisions of Article 52(A), any inability of a person or persons to attend or participate in a general meeting by way of an electronic facility or facilities shall not invalidate the proceedings of that meeting. 62. VOTING BY PROXY (A) Subject to paragraph (B) of this Article 62, an instrument appointing a proxy shall be in writing in any usual form (or in another form approved by the Board) executed under the hand of the appointor or their duly constituted attorney or, if the appointor is a company, under its seal or under the hand of its duly authorised officer or attorney or other person authorised to sign. (B) Subject to the Act, the Board may accept the appointment of a proxy received by electronic means on such terms and subject to such conditions as it considers fit. The appointment of a proxy received by electronic means shall not be subject to the requirements of paragraph (A) of this Article 62. The Board may require the production of any evidence it considers necessary to determine the validity of such an appointment. (C) A member may appoint another person as their proxy to exercise all or any of their rights to attend and to vote (both on a show of hands and on a poll) on a resolution or amendment of a resolution, or on other business arising, at a meeting or meetings of

61 PUBLIC the Company. The appointment of the proxy shall be deemed to confer authority to demand or join in demanding a poll and generally to act at the meeting for the member giving the proxy. (D) A proxy need not be a member. (E) A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by the member. When two or more valid but differing appointments of proxy are delivered or received in respect of the same share for use at the same meeting and in respect of the same matter, the one which is last validly delivered or received (regardless of its date or of the date of its execution or submission) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share. (F) Any person (whether a member of the Company or not) may be appointed to act as a proxy. The appointment of a proxy shall not preclude a member from attending and voting in person or by means of an electronic facility or facilities at the meeting in respect of which the proxy is appointed or at any adjournment thereof. In the event that, and to the extent that a member personally votes their shares, their proxy shall not be entitled to vote those shares and any vote cast by a proxy in respect of such shares in such circumstances shall be ignored. (G) The appointment of a proxy shall (unless the contrary is stated in it) be valid for an adjournment of the meeting as well as for the meeting or meetings to which it relates. The appointment of a proxy shall be valid for 12 months from the date of execution or, in the case of an appointment of proxy delivered by electronic means, for the duration specified by the Board. (H) Subject to the Act, the Company may send a form of appointment of proxy to all or none of the persons entitled to receive notice of and to vote at a meeting. If sent, the form shall provide for three-way voting on all resolutions (other than procedural resolution) set out in the notice of meeting. 63. APPOINTMENT OF PROXY (A) The appointment of a proxy and the power of attorney or other authority (if any) under which it is signed, or a copy of such authority certified notarially or in some other way approved by the Board may: (i) subject to sub-paragraphs (iii) and (iv) below, in the case of an instrument in writing (including, whether or not the appointment of proxy is contained in an electronic communication, any such power of attorney or other authority), be deposited at the Office or at such other place or places and in such location or locations as is or are specified in the notice convening the meeting or in any appointment of proxy sent out by the Company in relation to the meeting not less than 48 hours before the time of the holding of the meeting or adjourned meeting at which the person named in the instrument proposes to vote;

62 PUBLIC (ii) subject to sub-paragraphs (iii) and (iv) below, in the case of an appointment contained in an electronic communication, where an address has been specified for the purpose of receiving communications: (a) in the notice convening the meeting; or (b) in any instrument of proxy sent out by the Company in relation to the meeting; or (c) in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting, be received at such address not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote; (iii) in the case of a poll taken more than 48 hours after it is demanded, be deposited or received as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or (iv) where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the Chair of the meeting or to any Director, the Secretary or some person authorised for the purpose by the Secretary. An appointment of proxy not deposited, delivered or received in accordance with this Article 63 shall be invalid. (B) For the purpose of calculating the relevant periods referred to in Article 63(A), the Directors can decide not to take account of any part of a day that is not a working day. 64. VALIDITY OF ACTIONS BY PROXY (A) The Company is not obliged to verify that a proxy has acted in accordance with the terms of their appointment and any failure to so act in accordance with the terms of their appointment shall not affect the validity of any proceedings at a meeting of the Company. (B) A vote given or poll demanded in accordance with the terms of an appointment of proxy shall be valid notwithstanding the death or mental disorder of the principal or the revocation of the appointment of proxy, or of the authority under which the appointment of proxy was executed or submitted, or the transfer of the share in respect of which the appointment of proxy is given, unless notice in writing of such death, mental disorder, revocation or transfer shall have been received by the Company at the Office, or at such other place or places or address as has or have been appointed for the deposit or receipt of appointments of proxy, in the case of a meeting or adjourned meeting at which the appointment of proxy is used, at least 48 hours before the time for holding the meeting or adjourned meeting and, in the case of a poll taken more than 48 hours after it was demanded at which the appointment of proxy is used, at least 24 hours before the time appointed for the taking of the poll and, in the case of a poll taken not more than 48 hours after it was demanded at which the appointment of proxy is used, at the meeting at which the poll was demanded.

63 PUBLIC (C) For the purpose of calculating the relevant periods referred to in Article 64(B), the Directors can decide not to take account of any part of a day that is not a working day. 65. CORPORATE REPRESENTATIVES A corporation (whether or not a company within the meaning of the Act) which is a member may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative (or, as the case may be, representatives) at any meeting of the Company or at any separate meeting of the holders of any class of shares. Any person so authorised shall be entitled to exercise the same powers on behalf of the corporation (in respect of that part of the corporation's holdings to which the authority relates) as the corporation could exercise if it were an individual member. The corporation shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present at it; and all references to attendance and voting in person shall be construed accordingly. A Director, the Secretary or some person authorised for the purpose by the Secretary may require the representative to produce a certified copy of the resolution so authorising them or such other evidence of their authority reasonably satisfactory to such Director, Secretary or other person before permitting them to exercise their powers. 66. OBJECTIONS TO AND ERROR IN VOTING No objection shall be raised to the qualification of any voter or to the counting of, or failure to count, any vote, except at the meeting or adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the Chair of the meeting and shall only vitiate the decision of the meeting on any resolution if the Chair decides that the same is of sufficient magnitude to vitiate the resolution or may otherwise have affected the decision of the meeting. Any vote which is not disallowed at such meeting or poll shall be valid for all purposes. The decision of the Chair on such matters shall be final and conclusive. 67. AMENDMENTS TO SPECIAL RESOLUTIONS No amendment to a resolution duly proposed as a special resolution (other than an amendment to correct a patent error) may be considered or voted on. 68. AMENDMENTS TO ORDINARY RESOLUTIONS No amendment to a resolution duly proposed as an ordinary resolution (other than an amendment to correct a patent error) may be considered or voted on unless either: (i) at least 48 hours before the time appointed for holding the meeting or adjourned meeting at which the ordinary resolution is to be considered, notice in writing of the terms of the amendment and intention to move it has been lodged at the Office; or (ii) the Chair decides that the amendment may be considered or voted on. If an amendment proposed to a resolution under consideration is ruled out of order by the Chair the proceedings on the substantive resolution are not invalidated by an error

64 PUBLIC in the Chair’s ruling. The Chair of the meeting can agree to the withdrawal of any proposed amendment before it is voted on at the meeting. 69. FAILURE TO DISCLOSE INTERESTS IN SHARES (A) If a member, or any other person appearing to be interested in shares held by that member, has been issued with a notice pursuant to section 793 of the Act and has failed in relation to any shares ("the default shares", which expression includes shares issued after the date of such notice in respect of those shares) to give the Company the information thereby required within the prescribed period from the date of the notice, the following sanctions shall apply unless the Board otherwise determines: (i) the member shall not be entitled in respect of the default shares to be present or to vote (either in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll or to exercise any other right conferred by their membership in relation to any such meeting or poll; and (ii) where the default shares represent at least 0.25 per cent. in nominal value of the issued shares of their class: (a) any dividend or other money payable in respect of the shares shall be withheld by the Company, which shall not have any obligation to pay interest on it; and (b) no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless: (A) the member is not themselves in default as regards supplying the information required; and (B) the member proves to the satisfaction of the Board that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer. (B) The sanctions under paragraph (A) of this Article 69 cease to apply seven days after the earlier of: (i) receipt by the Company of notice of an excepted transfer, but only in relation to the shares thereby transferred; and (ii) receipt by the Company, in a form satisfactory to the Board, of all the information required by the section 793 notice. (C) Where, on the basis of information obtained from a member in respect of any share held by them, the Company issues a notice pursuant to section 793 of the Act to any other person, it shall at the same time send a copy of the notice to the member, but the accidental omission to do so, or the non-receipt by the member of the copy, shall not invalidate or otherwise affect the application of paragraph (A) of this Article 69.

65 PUBLIC (D) For the purposes of this Article 69: (i) a person, other than the member holding a share, shall be treated as appearing to be interested in that share if the member has informed the Company that the person is or may be interested, or if the Company (after taking account of information obtained from the member or, pursuant to a section 793 notice, from anyone else) knows or has reasonable cause to believe that the person is or may be or has been so interested; (ii) "interested" shall be construed in accordance with sections 820 to 825 of the Act; (iii) reference to a person having failed to give the Company the information required by a section 793 notice, or being in default in supplying such information, includes (a) reference to their having failed or refused to give all or any part of it, and (b) reference to their having given information which they know to be false in a material particular or having recklessly given information which is false in a material particular; (iv) the "prescribed period" means 14 days; (v) an "excepted transfer" means, in relation to shares held by a member: (a) a transfer pursuant to acceptance of a takeover offer for the Company (within the meaning of section 974 of the Act); or (b) a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of the whole of the beneficial interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares. (E) The provisions of this Article 69 are in addition and without prejudice to the provisions of the Act. APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS 70. NUMBER OF DIRECTORS Unless and until otherwise decided by the Company by ordinary resolution the number of Directors (other than any alternate Directors) must not be less than two and is not subject to a maximum number. 71. POWER OF THE COMPANY TO APPOINT DIRECTORS Subject to the Articles, the Company may by ordinary resolution appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Board, but the total number of Directors may not exceed any maximum number fixed in accordance with the Articles.

66 PUBLIC 72. POWER OF THE BOARD TO APPOINT DIRECTORS Without prejudice to the power of the Company to appoint any person to be a Director pursuant to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board, but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles. 73. APPOINTMENT OF EXECUTIVE DIRECTORS Subject to the provisions of the Act, the Board may from time to time appoint one or more of its body to hold any employment or executive office for such term and subject to such other conditions as the Board thinks fit. The Board may revoke or terminate any such appointment without prejudice to any claim for damages for breach of contract between the Director and the Company. 74. ELIGIBILITY OF NEW DIRECTORS No person other than a Director retiring shall be appointed or reappointed a Director at any general meeting unless: (i) they are recommended by the Board, or (ii) during the period commencing on the day after despatch of the notice of the meeting and ending no later than seven clear days prior to the date of such meeting, notice duly executed by a member (other than the person to be proposed) qualified to vote at the meeting has been given to the Company of the intention to propose that person for appointment or re-appointment, stating the particulars which would, if they were so appointed or re- appointed, be required to be included in the Company's register of Directors, together with notice executed by that person of their willingness to be appointed or re-appointed, is given to the Secretary at the Office. 75. VOTING ON RESOLUTION FOR APPOINTMENT A resolution for the appointment of two or more persons as Directors by a single resolution shall be void unless an ordinary resolution that it shall be so proposed has first been agreed to by the meeting without any vote being given against it. 76. RETIREMENT AT ANNUAL GENERAL MEETING (A) At each annual general meeting of the Company the Directors who have not otherwise ceased to be a Director (either by resignation, retirement, removal or otherwise) shall retire from office. (B) A Director who retires at an annual general meeting shall be eligible for re-election and a Director who is re-elected will be treated as continuing in office without a break. If they are not re-elected or deemed to have been re-appointed, they shall retain office until the meeting appoints someone in their place or, if it does not do so, until the end of the meeting.

67 PUBLIC 77. REMOVAL BY ORDINARY RESOLUTION In addition to any power of removal conferred by the Act, the Company may by ordinary resolution remove any Director before the expiration of their period of office in accordance with the Act, but without prejudice to any claim for damages which they may have for breach of any contract of service between them and the Company, and may (subject to these Articles) by ordinary resolution appoint another person who is willing to act to be a Director in their place. Any person so appointed shall be treated, for the purposes of determining the time at which they or any other Director is to retire, as if they had become a Director on the day on which the person in whose place they are appointed was last appointed or re-appointed a Director. 78. VACATION OF OFFICE BY DIRECTOR (A) Without prejudice to the provisions for retirement contained in these Articles, the office of a Director shall be vacated if: (i) they resign by notice in writing delivered to, or, if electronic form, received by, the Secretary at the Office or tendered at a Board meeting; (ii) they cease to be a Director by virtue of any provision of the Act, are removed from office pursuant to these Articles or become prohibited by law from being a Director; (iii) they become bankrupt, have an interim receiving order made against them, make any arrangement or compound with their creditors generally or apply to the court for an interim order under section 253 of the Insolvency Act 1986 in connection with a voluntary arrangement under that act or enters into any analogous or similar procedure in any jurisdiction; (iv) both they and their alternate Director appointed pursuant to the provisions of these Articles (if any) are absent, without the permission of the Board, from Board meetings for three consecutive months and the Board resolves that their office be vacated; or (v) they are requested to resign by notice in writing addressed to them at their last known address and signed by all their co-Directors (without prejudice to any claim for damages which they may have for breach of any contract of service between them and the Company); or (vi) if they violate the obligation of confidentiality required of them under these Articles. (B) A resolution of the Board declaring a Director to have vacated office under the terms of this Article 78 shall be conclusive as to the fact and grounds of vacation stated in the resolution. (C) If the office of a Director is vacated for any reason, they shall cease to be a member of any committee of the Board.

68 PUBLIC ALTERNATE DIRECTORS 79. APPOINTMENT (A) A Director (other than an alternate director) may by notice in writing delivered to, or, if in electronic form, received by, the Secretary at the Office or in any other manner approved by the Board, appoint as their alternate: (i) another Director, or (ii) another person approved for that purpose by the Board and willing to act. (B) No appointment of an alternate Director who is not already a Director shall be effective until their consent to act as a Director in the form prescribed by the Act has been received at the Office. (C) An alternate Director shall not be counted in reckoning any maximum number of Directors allowed by these Articles. 80. REVOCATION OF APPOINTMENT An alternate Director shall cease to be an alternate Director: (i) if their appointor ceases for any reason to be a Director, provided that if any Director retires but is re-appointed or deemed to be re-appointed at the same meeting, any valid appointment of an alternate Director which was in force immediately before their retirement shall remain in force; or (ii) if any event happens in relation to them which, if they were a Director otherwise appointed, would cause them to vacate office; or (iii) if their appointor revokes the appointment by notice in writing delivered to, or, if electronic form, received by, the Secretary at the Office; or (iv) if they resign their office by notice in writing delivered to, or, if in electronic form, received by, the Secretary at the Office. 81. PARTICIPATION IN BOARD MEETINGS An alternate director shall be, if they give the Company an address in the United Kingdom at which notices may be served on them or an address at which notices may be served on them by electronic means, entitled to receive notice of all meetings of the Board and all committees of the Board of which their appointor is a member and, in the absence from those meetings of their appointor, to attend and vote at the meetings and to exercise all the powers, rights, duties and authorities of their appointor. A Director acting as alternate director has a separate vote at meetings of the Board and committees of the Board for each Director for whom they act as alternate director but they count as only one for the purpose of determining whether a quorum is present.

69 PUBLIC 82. RESPONSIBILITY Every person acting as an alternate Director shall be an officer of the Company, shall alone be responsible to the Company for their own acts and defaults and shall not be deemed to be the agent of the Director appointing them. REMUNERATION, EXPENSES AND PENSIONS 83. DIRECTORS' FEES Unless otherwise decided by the Company by ordinary resolution, the Company shall pay the Directors (but not any alternate directors) for their services to the Company as Directors an amount per annum as the Board may decide from time to time. A fee payable to a Director pursuant to this Article 83 shall be distinct from any salary, remuneration or other amounts payable to a Director pursuant to any other provisions of these Articles or otherwise and shall accrue from day to day. 84. ADDITIONAL REMUNERATION If by arrangement with the Board any Director shall perform or render any special duties or services outside their ordinary duties as a Director, they may be paid such reasonable additional remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may from time to time determine. 85. EXPENSES Each Director shall be entitled to be repaid all reasonable travelling, hotel and other expenses properly incurred by them in or about the performance of their duties as a Director, including any expenses incurred in attending meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the exercise of their powers and the discharge of their responsibilities in relation to the Company. Subject to the Act, the Directors shall have the power to make arrangements to provide a Director with funds to meet expenditure incurred or to be incurred by them for the purposes of the Company or for the purpose of enabling them properly to perform their duties as an officer of the Company or to enable them to avoid incurring any such expenditure. 86. REMUNERATION AND EXPENSES OF ALTERNATE DIRECTORS An alternate director is not entitled to a fee from the Company for their services as an alternate director. The fee payable to an alternate director is payable out of the fee payable to their appointor and consists of such portion (if any) of the fee as they agree with their appointor and as such appointor may by notice in writing to the Company direct. The Company shall, however, repay to an alternate director expenses incurred by them in the performance of their duties if the Company would have been required to repay the expenses to them under Article 85 had they been a Director. The provisions of Article 85 shall apply to an alternate director to the same extent as if they were a Director.

70 PUBLIC 87. DIRECTORS' PENSIONS AND OTHER BENEFITS (A) The Board may exercise all the powers of the Company to provide pensions or other retirement or superannuation benefits and to provide death or disability benefits or other allowances or gratuities (whether by insurance or otherwise) for any person who is or has at any time been a Director of the Company or any company which is a subsidiary company of or allied to or associated with the Company or any such subsidiary or any predecessor in the business of the Company or of any such subsidiary, and for any member of their family (including a spouse or former spouse) and any person who is or was dependent on them. For such purpose the Board may establish, maintain, subscribe and contribute to any scheme, trust or fund and pay premiums. The Board may procure any of such matters to be done by the Company either alone or in conjunction with any other person. (B) Any Director or former Director shall be entitled to receive and retain for their own benefit any pension or other benefit provided under this Article 87 and shall not be obliged to account for it to the Company. POWERS AND DUTIES OF THE BOARD 88. POWERS OF THE BOARD (A) Subject to the provisions of the Act and these Articles and to any directions given by special resolution of the Company, the business of the Company shall be managed by the Board, which may exercise all the powers of the Company, whether relating to the management of the business or not. No alteration of these Articles and no such direction given by the Company shall invalidate any prior act of the Board which would have been valid if such alteration had not been made or such direction had not been given. Provisions contained elsewhere in these Articles as to any specific power of the Board shall not be deemed to limit the general powers given by this Article 88. (B) The Directors may from time to time appoint one or more of their body to any office or place of profit under the Company (except that of Auditor) for such period and on such terms as they think fit and, without prejudice to the terms of any agreement entered into in any particular case, may revoke such appointment. (C) A Director appointed to an office or place of profit under the Company, shall be subject to the same provisions as to resignation and removal as the other Directors of the Company and their appointment shall be automatically determined if they cease from any cause to be a Director, but without prejudice to any claim they may have for damages for breach of any contract of service between them and the Company. (D) A Director holding any such office or place of profit shall receive such remuneration or emoluments as the Board may determine. (E) The Directors may entrust to, and confer upon, a Director holding any such office or place of profit any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke, withdraw, alter or vary all or any of such powers.

71 PUBLIC 89. POWERS OF DIRECTORS BEING LESS THAN MINIMUM REQUIRED NUMBER If the number of Directors is less than the minimum for the time being prescribed by these Articles, the remaining Director or Directors shall act only for the purposes of appointing an additional Director or Directors to make up such minimum or of convening a general meeting of the Company for the purpose of making such appointment. If there is/are no Director or Directors able or willing to act, any two members may summon a general meeting for the purpose of appointing Directors. Subject to the provisions of these Articles, any additional Director so appointed shall hold office only until the dissolution of the annual general meeting of the Company next following such appointment unless they are re-elected during such meeting. 90. DELEGATION TO COMMITTEES The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) for such time and on such terms and subject to such conditions as it thinks fit to a committee consisting of one or more persons (whether a member or members of the Board or not) as it thinks fit. A committee may exercise its power to sub-delegate by sub-delegating to any person or persons (whether or not a member or members of the Board or of the committee). The Board may retain or exclude its right to exercise the delegated powers, authorities or discretions collaterally with the committee. The Board may at any time revoke the delegation or alter any terms and conditions or discharge the committee in whole or in part. Where a provision of the Articles refers to the exercise of a power, authority or discretion by the Board (including, without limitation, the power to pay fees, remuneration, additional remuneration, expenses and pensions and other benefits pursuant to Articles 83 to 87 and that power, authority or discretion has been delegated by the Board to a committee, the provision shall be construed as permitting the exercise of the power, authority or discretion by the committee. 91. AGENTS The Board may by power of attorney or otherwise appoint any person or persons to be the agent of the Company and may delegate to any such person or persons any of its powers, authorities and discretions (with power to sub-delegate), in each case for such purposes and for such time, on such terms (including as to remuneration) and subject to such conditions as it thinks fit. The Board may confer such powers, authorities and discretions either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may from time to time revoke, withdraw, alter or vary any of such powers authorities and discretions. 92. ASSOCIATE DIRECTORS The Board may appoint any person (not being a Director) to any office or employment having a designation or title including the word "director" or attach to any existing office or employment with the Company such designation or title and may terminate any such appointment or the use of such designation or title. The inclusion of the word "director" in the designation or title of any such office or employment shall not imply that such person is, or is deemed to be, or is empowered in any respect to act as, a Director for any of the purposes of the Act or these Articles.

72 PUBLIC 93. EXERCISE OF VOTING POWERS The Board may exercise or cause to be exercised the voting power conferred by the shares in any other company held or owned by the Company, or any power of appointment to be exercised by the Company, in such manner in all respects as it thinks fit (including the exercise of the voting power or power of appointment in favour of the appointment of any Director as a director or other officer or employee of such company or in favour of the payment of remuneration to the directors, officers or employees of such company). 94. PROVISION FOR EMPLOYEES The Board may exercise any power conferred on the Company by the Act to make provision for the benefit of persons (other than directors, former directors or shadow directors) employed or formerly employed by the Company or any of its subsidiaries or any member of their family or any person who is dependent on them in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary. 95. REGISTERS Subject to the Act, the Board may exercise the powers conferred on the Company with regard to the keeping of an overseas, local or other register and may make and vary regulations as it thinks fit concerning the keeping of such a register. 96. BORROWING POWERS The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present or future) and uncalled capital of the Company and, subject to the provisions of the Act, to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party. 97. REGISTER OF CHARGES The Company shall keep a register of charges in accordance with the Act and the fee to be paid by a person other than a creditor or member for each inspection of the register of charges is the maximum sum prescribed by or under the Act or, failing which, decided by the Board. 98. DIRECTORS' INTERESTS Directors' interests other than in relation to transactions or arrangements with the Company - authorisation under section 175 of the Act (A) The Board may authorise any matter proposed to it in accordance with these Articles which would, if not so authorised, involve a breach by a Director of their duty to avoid conflicts of interest under section 175 of the Act, including, without limitation, any matter which relates to a situation in which a Director has, or can have, an interest which conflicts, or possibly may conflict, with the interest of the Company (including the exploitation of any property, information or opportunity, whether or not the Company could take advantage of it, but excluding any situation which cannot

73 PUBLIC reasonably be regarded as likely to give rise to a conflict of interest). The provisions of this Article 98 do not apply to a conflict of interest arising in relation to a transaction or arrangement with the Company. (B) Any authorisation under paragraph (A) of this Article 98 will be effective only if: (i) any requirement as to quorum at the meeting at which the matter is considered is met without counting the Director in question or any other interested Director; and (ii) the matter was agreed to without such Directors voting or would have been agreed to if such Directors' votes had not been counted. (C) The Board may (whether at the time of the giving of the authorisation or subsequently) make any such authorisation subject to any limits or conditions it expressly imposes but such authorisation is otherwise given to the fullest extent permitted. The Board may vary or terminate any such authorisation at any time. (D) For the purposes of this Article 98, a conflict of interest includes a conflict of interest and duty and a conflict of duties, and interest includes both direct and indirect interests. Confidential information and attendance at Board meetings (E) A Director shall be under no duty to the Company with respect to any information which they obtain or has obtained otherwise than as a Director of the Company and in respect of which they have a duty of confidentiality to another person. In particular, the Director shall not be in breach of the general duties they owe to the Company under sections 171 to 177 of the Act because they fail: (i) to disclose any such information to the Board or to any Director or other officer or employee of the Company; and/or (ii) to use or apply any such information in performing their duties as a Director of the Company. To the extent that the relationship between a Director and a person to whom they owe a duty of confidentiality gives rise to a conflict of interest or possible conflict of interest, this paragraph (E) applies only if the existence of that relationship has been authorised by the Board pursuant to paragraph (A) of this Article 98. (F) Where the existence of a Director's relationship with another person has been authorised by the Board pursuant to paragraph (A) of this Article 98 (and subject to any limits or conditions imposed pursuant to paragraph (C) of this Article 98) and their relationship with that person gives rise to a conflict of interest or possible conflict of interest, the Director shall not be in breach of the general duties they owe to the Company under sections 171 to 177 of the Act because they: (i) absent themselves from meetings of the Board at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

74 PUBLIC (ii) make arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or make arrangements for such documents and information to be received and read by a professional adviser on their behalf, for so long as they reasonably believe such conflict of interest (or possible conflict of interest) subsists. (G) The provisions of paragraphs (E) and (F) of this Article 98 are without prejudice to any equitable principle or rule of law which may excuse the Director from: (i) disclosing information, in circumstances where disclosure would otherwise be required under these Articles; and/or (ii) attending meetings or discussions or receiving documents and information as referred to in paragraph (F) of this Article 98, in circumstances where such attendance or receiving such documents and information would otherwise be required under these Articles. Declaration of interests in proposed or existing transactions or arrangements with the Company (H) A Director who is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the Company shall declare the nature and extent of their interest to the other Directors before the Company enters into the transaction or arrangement. (I) A Director who is in any way, directly or indirectly, interested in a transaction or arrangement that has been entered into by the Company shall declare the nature and extent of their interest to the other Directors as soon as is reasonably practicable, unless the interest has already been declared under paragraph (H) of this Article 98. (J) Any declaration required by paragraph (H) of this Article 98 may (but need not) be made at a meeting of the Directors or by notice in writing in accordance with section 184 of the Act or by general notice in accordance with section 185 of the Act. Any declaration required by paragraph (I) of this Article 98 must be made at a meeting of the Directors or by notice in writing in accordance with section 184 of the Act or by general notice in accordance with section 185 of the Act. (K) If a declaration of interest, or deemed declaration of interest, made under paragraph (H) or (I) of this Article 98 proves to be, or becomes, inaccurate or incomplete, a further declaration must be made under paragraph (H) or (I) of this Article 98, as appropriate. (L) A Director need not declare an interest under this Article 98: (i) if it cannot reasonably be regarded as likely to give rise to a conflict of interest;

75 PUBLIC (ii) if, or to the extent that, the other Directors are already aware of it (and for this purpose the other Directors are treated as aware of anything of which they ought reasonably to be aware); (iii) if, or to the extent that, it concerns terms of their service contract that have been or are to be considered by a meeting of the Directors or by a committee of the Directors appointed for the purpose under these Articles; or (iv) if the Director is not aware of their interest or is not aware of the transaction or arrangement in question (and for this purpose a Director is treated as being aware of matters of which they ought reasonably to be aware). Ability to enter into transactions and arrangements with the Company notwithstanding interest (M) Subject to the provisions of the Act and provided that this Article 98 is complied with, a Director, notwithstanding their office: (i) may enter into or otherwise be interested in any contract, arrangement, transaction or proposal with the Company or in which the Company is otherwise interested, either in regard to their tenure of any office or place of profit or as vendor, purchaser or otherwise; (ii) may hold any other office or place of profit under the Company (except that of Auditor or auditor of a subsidiary of the Company) in conjunction with the office of Director and may act by themselves or through their firm in a professional capacity for the Company, and in any such case on such terms as to remuneration and otherwise as the Board may arrange, either in addition to or in lieu of any remuneration provided for by any other Article; or (iii) may be a director or other officer of, or employed by, or a party to any transaction or arrangement with or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested or as regards which the Company has any powers of appointment. Remuneration and benefits (N) A Director shall not, by reason of their office, be accountable to the Company for any remuneration or other benefit which they derive from any office or employment or from any transaction or arrangement or from any interest in any body corporate: (i) the acceptance, entry into or existence of which has been authorised by the Board pursuant to paragraph (A) of this Article 98 (subject, in any such case, to any terms upon which such authorisation was given); or (ii) which they are permitted to hold or enter into pursuant to paragraph (M) of this Article 98 or otherwise pursuant to these Articles,

76 PUBLIC nor shall the receipt of any such remuneration or other benefit constitute a breach of their duty under section 176 of the Act. No transaction or arrangement authorised or permitted pursuant to paragraphs (A) or (M) of this Article 98 or otherwise pursuant to these Articles shall be liable to be avoided on the ground of any such interest or benefit. General voting and quorum requirements (O) Save as provided in this Article 98, a Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board or of a committee of the Board concerning any contract, arrangement, transaction or any proposal whatsoever to which the Company is or is to be a party and in which he or any of their associates have a material interest otherwise than by virtue of their interest or the interests of their associate(s) in shares or debentures or other securities of or otherwise in or through the Company unless the resolution concerns any of the following matters: (i) the giving to them or their associate(s) of any guarantee, security or indemnity in respect of money lent or obligations incurred by them or any of them at the request of or for the benefit of the Company or any of its subsidiary undertakings; (ii) the giving to a third party of any guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which they or their associate(s) have themselves assumed responsibility in whole or in part, either alone or jointly with others, under a guarantee or indemnity or by the giving of security; (iii) any proposal concerning an offer of shares or debentures or other securities of or by the Company or any of its subsidiary undertakings in which offer they or their associate(s) is/are or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which they are to participate; (iv) a transaction or arrangement to which the Company is or is to be a party concerning another company (including a subsidiary undertaking of the Company) in which they or any person connected with them is interested (directly or indirectly) whether as an officer, shareholder, creditor or otherwise (a "relevant company"), if they and any persons connected with them do not to their knowledge hold an interest in shares (as that term is used in sections 820 to 825 of the Act) representing one per cent. or more of either any class of the equity share capital (excluding any shares of that class held as treasury shares) in the relevant company or of the voting rights available to members of the relevant company; (v) any proposal relating to an arrangement for the benefit of the employees of the Company or any of its subsidiary undertakings which does not award them any privilege or benefit not generally awarded to the employees to whom such arrangement relates;

77 PUBLIC (vi) any proposal concerning insurance which the Company proposes to maintain or purchase for the benefit of the Directors or for the benefit of persons who include Directors; or (vii) the giving of any other indemnity or any proposal concerning the funding of expenditure by one or more Directors on defending proceedings against them, or doing anything to enable such Director or Directors to avoid incurring such expenditure, where all other Directors are also being offered indemnities or funding on substantially the same terms. (P) A Director shall not vote or be counted in the quorum on any resolution of the Board or committee of the Board concerning their own appointment (including fixing or varying the terms of their appointment or its termination) as the holder of any office or place of profit with the Company or any body corporate in which the Company is interested. Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment or its termination) of two or more Directors to offices or places of profit with the Company or any body corporate in which the Company is interested, such proposals may be divided and a separate resolution considered in relation to each Director. In such case each of the Directors concerned (if not otherwise debarred from voting under these Articles) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning their own appointment. (Q) If any question arises at any meeting as to the materiality of a Director's interest or the interests of their associate(s) (other than the Chair's interest) or as to the entitlement of any Director (other than the Chair) to vote or be counted in a quorum, and such question is not resolved by them voluntarily agreeing to abstain from voting or being counted in the quorum, such question shall be referred to the Chair of the meeting. The Chair's ruling in relation to the Director concerned shall be final and conclusive. (R) If any question arises at any meeting as to the materiality of the Chair's interest or the interests of their associate(s) or as to the entitlement of the Chair to vote or be counted in a quorum, and such question is not resolved by them voluntarily agreeing to abstain from voting or being counted in the quorum, such question shall be decided by resolution of the Directors or committee members present at the meeting (excluding the Chair), whose majority vote shall be final and conclusive. (S) For the purposes of this Article 98 in relation to an alternate director, the interest of their appointor is treated as the interest of the alternate director in addition to any interest which the alternate director otherwise has. This Article 98 applies to an alternate director as if they were a Director otherwise appointed. Miscellaneous (T) The Company may by ordinary resolution suspend or relax the provisions of this Article 98 to any extent. Subject to the Act, the Company may by ordinary resolution ratify any transaction or arrangement not properly authorised by reason of a contravention of this Article 98.

78 PUBLIC PROCEEDINGS OF DIRECTORS AND COMMITTEES 99. BOARD MEETINGS Subject to the provisions of these Articles, the Board may meet for the despatch of business, adjourn and otherwise regulate its proceedings as it thinks fit. 100. NOTICE OF BOARD MEETINGS A Director may, and the Secretary at the request of a Director shall, summon a Board meeting at any time. Notice of a Board meeting is deemed to be duly given to a Director if it is given to them personally or by word of mouth or by electronic means to an address given by them to the Company for that purpose or sent in writing to them at their last-known address or another address to which notices and documents can be sent using electronic means for that purpose. A Director may waive the requirement that notice be given to them of a Board meeting, either prospectively or retrospectively. Every Director shall receive notice of a Board meeting whether or not they are absent from the United Kingdom. 101. QUORUM The quorum necessary for the transaction of business may be determined by the Board and until otherwise so determined shall be two persons, each being a Director or an alternate Director. A duly convened meeting of the Board at which a quorum is present shall be competent to exercise all or any of the authorities, powers, and discretions for the time being vested in or exercisable by the Board. Subject to these Articles, any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present. 102. CHAIR OF THE BOARD The Board may appoint one of its body as Chair to preside at every Board meeting at which they are present and one or more deputy chair or chairs and decide the period for which they are to hold office (and may at any time remove them from office). If no Chair or deputy chair is elected, or if at a meeting neither the Chair nor a deputy chair is present within five minutes of the time fixed for the start of the meeting, the Directors and alternate directors (in the absence of their appointors) present shall choose one of their number to be Chair. If two or more deputy chairs are present, the senior of them shall act as Chair, seniority being determined by length of office since their last appointment or reappointment or deemed reappointment. As between two or more who have held office for an equal length of time, the deputy chair to act as Chair shall be decided by those Directors and alternate directors (in the absence of their appointors) present. A Chair or deputy chair may hold executive office or employment with the Company.

79 PUBLIC 103. VOTING Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes the Chair shall have a second or casting vote unless they are not entitled to vote on the resolution in question. 104. ELECTRONIC PARTICIPATION IN MEETINGS (A) Any Director or their alternate may validly participate in a meeting of the Board or a committee of the Board by means of conference telephone, video conferencing or any other form of communication equipment or technology including electronic facilities, provided that all persons participating in the meeting are able to hear and speak to each other throughout such meeting, by a series of telephone calls from the Chair or by exchange of communication in electronic form addressed to the Chair. (B) A person so participating by being present or being in telephone communication with or by exchanging communication in electronic form with those in the meeting or with the Chair shall be deemed to be present in person at the meeting and shall accordingly be counted in a quorum and be entitled to vote. Such a meeting shall be deemed to take place where the largest group of those participating is assembled or, if there is no group which is larger than any other group, where the Chair then is. (C) A resolution passed at any meeting held in the above manner, and authenticated by the Chair or the Secretary, shall be as valid and effectual as if it had been passed at a meeting of the Board (or committee, as the case may be) duly convened and held. 105. DIRECTORS’ WRITTEN RESOLUTIONS (A) A proposed Directors' written resolution is adopted when all Directors who would have been entitled to vote on the resolution at a Board or committee meeting have signed on or more copies of it, or have otherwise indicated their agreement in writing to it, provided that those Directors would have formed a quorum at such a meeting. Once a Director has so indicated their agreement, it may not be revoked. (B) It is immaterial whether any Director signs the resolution or otherwise indicates their agreement in writing to it before or after the time by which the notice proposed that it should be adopted. (C) Where a Director has indicated their agreement in writing to a Directors' written resolution, their alternate, acting in that capacity does not need to indicate their agreement in writing to such resolution and an alternate's appointor does not need to indicate their agreement in writing to a resolution if their alternate, acting in that capacity, has indicated their agreement in writing. (D) Once a Directors' written resolution has been adopted, it must be treated as if it had been a decision taken at a Board or committee meeting in accordance with the Articles.

80 PUBLIC 106. PROCEEDINGS OF COMMITTEES (A) Proceedings of any committee of the Board consisting of two or more members shall be conducted in accordance with terms prescribed by the Board (if any). Subject to those terms and paragraph 0 of this Article 106, proceedings shall be conducted in accordance with applicable provisions of these Articles regulating the proceedings of the Board. (B) Where the Board resolves to delegate any of its powers, authorities and discretions to a committee and that resolution states that the committee shall consist of any one or more unnamed Directors, it is not necessary to give notice of a meeting of that committee to Directors other than the Director or Directors who form the committee. 107. MINUTES OF PROCEEDINGS (A) The Board shall cause minutes to be made in books kept for the purpose of recording: (i) all appointments of officers and committees made by the Board and of any remuneration fixed by the Board; and (ii) all orders, resolutions and proceedings at every meeting of the Company, of the Board and of any committee of the Board. (B) Any such minutes, if purporting to be signed by the Chair of the meeting at which the proceedings were held or by the Chair of the next succeeding meeting or the Secretary, shall be receivable as prima facie evidence of the matters stated in such minutes without any further proof. (C) All such minutes must be kept for at least ten years from the date of the meeting. 108. VALIDITY OF PROCEEDINGS OF BOARD OR COMMITTEE All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director, alternate Director or member of a committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any person or persons acting as aforesaid, or that they or any of them were or was disqualified from holding office or not entitled to vote, or had in any way vacated their office, be as valid as if every such person had been duly appointed, and was duly qualified and had continued to be a Director, alternate Director or member of a committee, and was entitled to vote. SECRETARY AND AUTHENTICATION OF DOCUMENTS 109. SECRETARY (A) Subject to the Act, the Board shall appoint a secretary or joint secretaries and may appoint one or more persons to be an assistant or deputy secretary on such terms and conditions (including, without limitation, remuneration) as it thinks fit. The Board may remove a person appointed pursuant to this Article 109 from office and appoint another or others in their place.

81 PUBLIC (B) Any provision of the Act or of the Articles requiring or authorising a thing to be done by or to a Director and the Secretary is not satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary. 110. AUTHENTICATION OF DOCUMENTS A Director or the Secretary or another person appointed by the Board for the purpose may authenticate documents affecting the constitution of the Company (including, without limitation, the Articles) and resolutions passed by the Company or holders of a class of shares or the Board or a committee of the Board and books, records, documents and accounts relating to the business of the Company, and to certify copies or extracts as true copies or extracts. SEALS 111. SAFE CUSTODY The Board shall provide for the safe custody of every seal. 112. APPLICATION OF SEALS (A) A seal may be used only by the authority of a resolution of the Board or of a committee of the Board. Affixing a seal to an instrument shall include impressing a seal by mechanical means, or printing a seal or a facsimile of it, on the instrument and applying a seal or a facsimile of it by any other means to the instrument. The Board may determine whether any instrument to which a seal is affixed shall be signed and, if it is to be signed, who shall sign it. Unless otherwise so determined: (i) share certificates and, subject to the provisions of any instrument constituting the same, certificates issued under a seal in respect of debentures or other securities need not be signed and any signature may be affixed to or printed on any such certificate by any means approved by the Board; and (ii) every other instrument to which a seal is affixed shall be signed by one Director and by the Secretary, by two Directors or by one Director in the presence of a witness who attests their signature. 113. OFFICIAL SEAL FOR USE ABROAD Subject to the provisions of the Act, the Company may have an official seal for use in any place outside the United Kingdom. DIVIDENDS AND OTHER PAYMENTS 114. DECLARATION OF DIVIDENDS Subject to sections 829 to 853 of the Act and these Articles, the Company may by ordinary resolution declare dividends to be paid to members according to their respective rights and interests in the profits of the Company. However, no dividend shall exceed the amount recommended by the Board.

82 PUBLIC 115. INTERIM DIVIDENDS Subject to the provisions of the Act, the Board may pay or declare and pay such interim dividends (including any dividend payable at a fixed rate) as appears to the Board to be justified by the profits of the Company available for distribution. If at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends on shares which rank after shares conferring preferential rights with regard to dividend as well as on shares conferring preferential rights, unless at the time of payment any preferential dividend is in arrear. Provided that the Board acts in good faith, it shall not incur any liability to the holders of shares conferring preferential rights for any loss that they may suffer by the lawful payment of any interim dividend on any shares ranking after those with preferential rights. 116. COMPLIANCE WITH LAW No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of the laws which apply to the Company and the declarations of the Board in respect thereof shall be conclusive. 117. ENTITLEMENT TO DIVIDENDS (A) Except as otherwise provided by the terms of issue of or rights attached to any shares, all dividends shall be declared and paid according to the amounts paid up (otherwise than in advance of calls) on the shares on which the dividend is paid. Subject as aforesaid, all dividends shall be apportioned and paid proportionately to the percentage of the nominal amount (which shall in the case of ordinary shares be treated as the same amount as is treated as paid up on all fully paid ordinary shares) paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms providing that it shall rank for dividend as from a particular date, it shall rank for dividend accordingly.. (B) Except as otherwise provided by the rights attached to shares, dividends may be declared, determined or paid in any currency. The Board may agree with any member that dividends which may at any time or from time to time be declared or become due on their shares in one currency shall be paid or satisfied in another, and may agree the basis of conversion to be applied and how and when the amount to be paid in the other currency shall be calculated and paid and for the Company or any other person to bear any costs involved. . 118. METHOD OF PAYMENT (A) The Company may pay any dividend, interest or other amount payable in respect of a share: (i) in cash; (ii) by cheque, warrant or money order made payable to or to the order of the person entitled to the payment (and may, at the Company's option, be crossed "account payee" where appropriate); (iii) by a bank or other funds transfer system to an account designated in writing by the person entitled to the payment; or

83 PUBLIC (iv) by such other method as the person entitled to the payment may in writing direct and the Board may agree. (B) The Company may send a cheque, warrant or money order by post: (i) in the case of a sole holder, to their registered address; (ii) in the case of joint holders, to the registered address of the person whose name appears first in the Register; (iii) in the case of a person or persons entitled by transmission to a share, as if it were a notice given in accordance with paragraph (C) of Article 131; or (iv) in any case, to a person and address that the person or persons entitled to the payment may in writing direct. (C) Where a share is held jointly or two or more persons are jointly entitled by transmission to a share: (i) the Company may pay any dividend, interest or other amount payable in respect of that share to any one joint holder, or any one person entitled by transmission to the share and in either case that holder or person may give an effective receipt for the payment; and (ii) for any of the purposes of this Article 118, the Company may rely in relation to a share on the written direction or designation of any one joint holder of the share, or any one person entitled by transmission to the share. (D) Every cheque, warrant or money order sent by post is sent at the risk of the person entitled to the payment. If payment is made by bank or other funds transfer, by means of a relevant system or by another method at the direction of the person entitled to payment, the Company is not responsible for amounts lost or delayed in the course of making that payment. (E) Without prejudice to Article 69, the Board may withhold payment of a dividend (or part of a dividend) payable to a person entitled by transmission to a share until they have provided such evidence of their right as the Board may reasonably require. 119. DIVIDENDS NOT TO BEAR INTEREST Unless otherwise provided by the rights attached to the share, no dividend or other moneys payable by the Company or in respect of a share shall bear interest as against the Company. 120. CALLS OR DEBTS MAY BE DEDUCTED FROM DIVIDENDS ETC. The Board may deduct from any dividend or other money payable to any person on or in respect of a share all such sums as may be due from them to the Company on account of calls or otherwise in relation to the shares of the Company.

84 PUBLIC 121. UNCLAIMED DIVIDENDS ETC. All dividends unclaimed for 12 months after having become payable may be invested or otherwise made use of by the Board for the benefit of the Company until claimed and the Company shall not be constituted a trustee in respect thereof. All dividends unclaimed for a period of 12 years after having become due for payment shall (if the Board so resolves) be forfeited and shall cease to remain owing by the Company. 122. UNCASHED DIVIDENDS If cheques, warrants or orders for dividends or other moneys payable in respect of a share sent by the Company to the person entitled thereto are returned to the Company or left uncashed on two consecutive occasions, the Company shall not be obliged to send any dividends or other moneys payable in respect of that share due to that person until he notifies the Company of an address to be used for the purpose. 123. RESERVES The Board may, before recommending any dividend (whether preferential or otherwise), carry to reserve out of the profits of the Company such sums as it thinks fit. All sums standing to reserve may be applied from time to time, at the discretion of the Board, for any other purpose to which profits of the Company may properly be applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Board thinks fit. The Board may divide the reserve into such special funds as it thinks fit, and may consolidate into one fund any special funds or any parts of any special funds into which the reserve may have been divided as it thinks fit. Any sum which the Board may carry to reserve out of the unrealised profits of the Company shall not be mixed with any reserve to which profits available for distribution have been carried. The Board may also, without placing the same to reserve, carry forward any profits which it may think prudent not to distribute. 124. PAYMENT OF DIVIDENDS IN SPECIE The Board may, with the authority of an ordinary resolution of the Company, decide that all or part of a dividend or other distribution in respect of a share be made by the distribution of non-cash assets of any kind (including paid up shares or securities or debentures of any other company). Where any difficulty arises in connection with the distribution, the Board may settle it as it thinks fit. In particular, the Board may: (i) issue fractional certificates (or ignore fractions); (ii) fix the value of any assets (or any part thereof); (iii) determine that cash payments may be made to any distribution recipient on the basis of the value so fixed, in order to adjust the rights of recipients; and (iv) vest any such trustees.

85 PUBLIC 125. CAPITALISATION OF PROFITS Subject to the Act and the provisions of paragraph (G) of Article 5 and paragraph (G) of Article 6, the Board may, with the authority of an ordinary resolution of the Company: (i) resolve to capitalise any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company which is available for distribution or standing to the credit of any share premium account or capital redemption reserve or other undistributable reserve; (ii) appropriate the sum resolved to be capitalised to the holders of ordinary shares (whether or not fully paid) in proportion to the number of such shares held by them respectively and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those holders of ordinary shares or as they may direct, in those proportions, or partly in one way and partly in the other, provided that the share premium account, the capital redemption reserve, any other undistributable reserve and any profits which are not available for distribution may, for the purposes of this Article 125, only be applied in paying up unissued shares to be allotted to holders of ordinary shares credited as fully paid and provided further that the sum appropriated as hereinbefore mentioned need not be in the same currency as the securities which it is to be used to pay up but in that event and for the purpose of determining the extent to which such securities are paid up by such sum the Board shall select such rate of exchange as it shall consider appropriate; (iii) make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit, including issuing fractional certificates, disregarding fractions or selling shares or debentures representing the fractions to a person for the best price reasonably obtainable and distributing the net proceeds of the sale in due proportion amongst the members (except that if the amount due to a member is less than £5, or such other sum as the Board may decide, the sum may be retained for the benefit of the Company); (iv) authorise any person to enter on behalf of all the holders of ordinary shares concerned into an agreement with the Company providing for either (i) the allotment to them respectively, credited as fully paid up, of any shares or debentures to which they may be entitled on such capitalisation or (ii) the payment up by the Company on behalf of such holders by the application thereto of their respective proportions of the reserves or profits resolved to be capitalised, of the amounts or any part of the amounts remaining unpaid

86 PUBLIC on their existing shares (any agreement made under such authority being effective and binding on all such holders); and (v) generally do all acts and things required to give effect to the resolution. 126. RECORD DATES Notwithstanding any other provision of the Articles, but subject to the Act and rights attached to shares, the Company or the Board may fix any date as the record date for a dividend, distribution, allotment or issue. The record date may be on or at any time before or after a date on which the dividend, distribution, allotment or issue is declared, made or paid. ACCOUNTS 127. KEEPING AND INSPECTION OF ACCOUNTS (A) The Board shall ensure that accounting records are kept in accordance Parts 15 and 16 of the Act. (B) The accounting records shall be kept at the Office or, subject to the Act, at another place decided by the Board and shall be available during business hours for the inspection of the Directors and other officers. No member (other than a Director or other officer) has the right to inspect an accounting record or other document except if that right is conferred by the Act or they are authorised by the Board or by an ordinary resolution of the Company. 128. ACCOUNTS TO BE SENT TO MEMBERS ETC. (A) Except as provided in paragraph (C) of this Article 128, the Directors' and Auditors' reports, together with copies of the balance sheet and every document required by the Act to be annexed to the balance sheet and copies of the profit and loss account or income and expenditure account (subject to the provisions of section 408 of the Act) shall, not less than 21 clear days before the annual general meeting before which they are to be laid, be delivered, sent by post or made available on the Company's website to every member and holder of debentures of the Company, to the Auditors and to any other person who may be entitled to receive them. However, this Article 130 shall not require a copy of those documents to be sent to any person who under the provisions of these Articles is not entitled to receive notices from the Company or of whose address the Company is unaware or to more than one of the joint holders of any shares or debentures. If all or any of the shares in or debentures of the Company are listed or dealt in on any stock exchange, there shall at the same time be forwarded to the secretary of that stock exchange such number of copies of each of those documents as the regulations of that stock exchange may require. (B) The Board may determine that persons entitled to receive a copy of the Company's annual accounts, the Directors' report and the Auditors' report on those accounts are those persons entered on the Register at the close of business on a day determined by the Board. (C) The Company may, in accordance with sections 426 to 429 and sections 434 to 435 of the Act and any regulations made under the Act send a copy of the strategic report

87 PUBLIC together with the supplementary material described in the Act to any member, holder of debentures of the Company or other person who is entitled to receive notice of general meetings instead of or in addition to the documents referred to in paragraph (A) of this Article 128. Where it does so, the strategic report and supplementary material shall be delivered, sent by post or made available on the Company's website to the member, holder of debentures of the Company or other person entitled to receive notice not less than 21 clear days before the annual general meeting before which those documents are to be laid. NOTICES AND COMMUNICATIONS 129. FORM OF NOTICES AND COMMUNICATIONS BY THE COMPANY Save where these Articles expressly require otherwise, any notice, document or information to be sent or supplied by the Company may be sent or supplied in accordance with the Act (whether authorised or required to be sent or supplied by the Act or otherwise) in hard copy form, in electronic form (including pdf) or by means of a website. 130. NOTICE BY ADVERTISEMENT If at any time by reason of the suspension or curtailment of postal services within the United Kingdom or by reason of a technical failure affecting the Company (or its relevant agent(s)), the Company is unable effectively to convene a general meeting or an adjournment thereof by notices sent through the post or by electronic means, subject to the Act, a general meeting or an adjournment thereof may be convened by a notice advertised in at least one United Kingdom national newspaper. Such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the advertisement first appears. In any such case the Company shall send confirmatory copies of the notice by post or by electronic means (as the case may be) if at least seven days prior to the meeting the posting of notices to addresses throughout the United Kingdom or the sending of notices by electronic means (as the case may be) again becomes practicable. 131. DEEMED DELIVERY OF NOTICES, DOCUMENTS AND INFORMATION (A) Any notice, document or information, addressed to a member at their registered address or address for service in the United Kingdom shall, if sent by post, be deemed to have been served or delivered on the day after the day when it was put in the post (or, where second-class mail is employed, on the second day after the day when it was put in the post). In proving such service or delivery it shall be conclusive to prove that the envelope containing the notice or document was properly addressed and put into the post as a prepaid letter. (B) A notice, document or information sent or supplied by electronic means to an address specific for the purpose by the member is deemed to have been given to or received by the intended recipient 24 hours after it was sent, and in proving service it is sufficient to prove that the communication was properly addressed and sent. (C) Any notice, document or information sent or supplied to a member by means of the Company's website, in accordance with Article 130, shall be deemed to have been

88 PUBLIC received by the intended recipient when the material was first made available on the website or, if later, at the time the intended recipient received (or is deemed to have received) notice of the fact the material was available on the Company's website. (D) Any notice, document or information not sent by post but delivered by hand (which includes delivery by courier) to or left at a registered address or address for service in the United Kingdom shall be deemed to have been served or delivered on the day on which it was so delivered or left. (E) Where notice is given by newspaper advertisement, the notice is deemed to be given to all members and other persons entitled to receive it at noon on the day when the advertisement appears or, where notice is given by more than one advertisement and the advertisements appear on different days, at noon on the last of the days when the advertisements appear. (F) A notice, document or information served or delivered by the Company by any other means authorised in writing by the member concerned is deemed to be served when the Company has taken the action it has been authorised to take for that purpose. (G) Any member present, in person or by proxy, at any meeting of the Company or of the holders of any class of shares of the Company shall be deemed to have received due notice of such meeting, and, where requisite, of the purposes for which such meeting was called. 132. NOTICE BINDING ON TRANSFEREES ETC. Every person who, by operation of law, transfer or by any other means becomes entitled to a share shall be bound by any notice in respect of that share (other than a notice given by the Company under section 793 of the Act) which, before their name is entered in the Register, has been duly given to a person from whom they derive their title. 133. NOTICE IN CASE OF JOINT HOLDERS AND ENTITLEMENT BY TRANSMISSION (A) In the case of joint holders of a share, all notices, documents or information shall be given to the joint holder whose name stands first in the Register in respect of the joint holding. Notice so given shall be sufficient notice to all the joint holders. Anything to be agreed or specified in relation to a notice, document or information to be sent or supplied to joint holders, may be agreed or specified by the joint holder who is named first in the Register in respect of the joint holding. (B) The Company may give notice to the person entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law, by sending or delivering it in any manner authorised by these Articles for the giving of notice to a member, addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or by any like description, at the address (if any) within the United Kingdom or to which notices may be sent using electronic communications supplied for the purpose by the person claiming to be so entitled. Until such an address has been so supplied, a notice may be given in any manner in

89 PUBLIC which it might have been given if the death or bankruptcy or operation of law had not occurred. MISCELLANEOUS 134. CHANGE OF COMPANY NAME Subject to the Act, the Board may by resolution change the name of the Company. 135. DESTRUCTION OF DOCUMENTS (A) The Company may destroy: (i) any share certificate, after one year from the date of cancellation; (ii) any dividend mandate or any variation or cancellation thereof or a notification of change of name or address, after two years from the date the mandate, variation, cancellation or notification was recorded by the Company; (iii) any instrument of transfer, after six years from the date of registration; and (iv) any other document on the basis of which any entry in the Register is made after six years from the date an entry in the Register was first made in respect of it, provided that the Company may destroy any such type of document at a date earlier than that authorised by this Article 135(A) if a copy of such document is made (whether made electronically, by microfilming, by digital imaging or by any other means) and retained until the expiration of the period applicable to the destruction of the original of such document. (B) It shall be conclusively presumed in favour of the Company that every entry in the Register purporting to have been made on the basis of a document so destroyed was duly and properly made, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid and effective certificate duly and properly cancelled, and that every other document so destroyed was valid and effective in accordance with the particulars in the records of the Company, provided that: (i) the provisions of this Article 135 shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant; (ii) nothing in this Article 135 shall be construed as imposing on the Company any liability in respect of the destruction of any such document otherwise than as provided for in this Article 135 which would not attach to the Company in the absence of this Article 135; and (iii) references in this Article 135 to the destruction of any document include references to the disposal of it in any manner.

90 PUBLIC 136. WINDING UP On a voluntary winding up of the Company the liquidator may, on obtaining any sanction required by law, divide among the members in kind the whole or any part of the assets of the Company, whether or not the assets consist of property of one kind or of different kinds, and vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as they, with the like sanction, shall determine. For this purpose the liquidator may set the value they deem fair on a class or classes of property, and may determine on the basis of that valuation and in accordance with the then existing rights of members how the division is to be carried out between members or classes of members. The liquidator may not, however, distribute to a member without their consent an asset to which there is attached a liability or potential liability for the owner. 137. INDEMNITY OF OFFICERS, FUNDING DIRECTORS' DEFENCE COSTS AND POWER TO PURCHASE INSURANCE (A) To the extent permitted by the Act and without prejudice to any indemnity to which they may otherwise be entitled, every person who is or was a Director or other officer of the Company or an associated company (other than any person (whether or not an officer of the Company or an associated company) engaged by the Company or an associated company as auditor) shall be and shall be kept indemnified out of the assets of the Company against all costs, charges, losses and liabilities incurred by them (whether in connection with any negligence, default, breach of duty or breach of trust or otherwise as a director or such other officer of the Company or an associated company) in relation to the Company, an associated company or its/their affairs provided that such indemnity shall not apply in respect of any liability incurred by them: (i) to the Company or to any associated company; (ii) to pay a fine imposed in criminal proceedings; (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (howsoever arising); (iv) in defending any criminal proceedings in which they are convicted; (v) in defending any civil proceedings brought by the Company, or an associated company, in which judgment is given against them; or (vi) in connection with any application under any of the following provisions in which the court refuses to grant them relief, namely: (a) section 661(3) or (4) of the Act (acquisition of shares by innocent nominee); or (b) section 1157 of the Act (general power to grant relief in case of honest and reasonable conduct).

91 PUBLIC (B) In paragraphs (A)(iv), (A)(v) or (A)(vi) of this Article 137 the reference to a conviction, judgment or refusal of relief is a reference to one that has become final. A conviction, judgment or refusal of relief becomes final: (i) if not appealed against, at the end of the period for bringing an appeal; or (ii) if appealed against, at the time when the appeal (or any further appeal) is disposed of. An appeal is disposed of: (i) if it is determined and the period for bringing any further appeal has ended; or (ii) if it is abandoned or otherwise ceases to have effect. (C) To the extent permitted by the Act and without prejudice to any indemnity to which they may otherwise be entitled, every person who is or was a Director of the Company acting in its capacity as a trustee of an occupational pension scheme shall be and shall be kept indemnified out of the assets of the Company against all costs, charges, losses and liabilities incurred by them in connection with the Company's activities as trustee of the scheme provided that such indemnity shall not apply in respect of any liability incurred by them: (i) to pay a fine imposed in criminal proceedings; (ii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non compliance with any requirement of a regulatory nature (howsoever arising); or (iii) in defending criminal proceedings in which they are convicted. For the purposes of this Article 137, a reference to a conviction is to the final decision in the proceedings. The provisions of paragraph (B) of this Article 137 shall apply in determining when a conviction becomes final. (D) Without prejudice to paragraph (A) of this Article 137 or to any indemnity to which a Director may otherwise be entitled, and to the extent permitted by the Act and otherwise upon such terms and subject to such conditions as the Board may think fit, the Board shall have the power to make arrangements to provide a Director with funds to meet expenditure incurred or to be incurred by them in defending any criminal or civil proceedings or in connection with an application under section 661(3) or (4) of the Act (acquisition of shares by innocent nominee) or section 1157 of the Act (general power to grant relief in case of honest and reasonable conduct) or in defending themselves in an investigation by a regulatory authority or against action proposed to be taken by a regulatory authority, or against action proposed to be taken by a regulatory authority. (E) Where at any meeting of the Board or a Committee of the Board any arrangement falling within paragraph (D) of this Article 137 is to be considered, a Director shall be entitled to vote and be counted in the quorum at such meeting unless the terms of such arrangement confers upon such Director a benefit not generally available to any other

92 PUBLIC Director; in that event, the interest of such Director in such arrangement shall be deemed to be a material interest for the purposes of this Article 137 and they shall not be so entitled to vote or be counted in the quorum. (F) To the extent permitted by the Act, the Board may exercise all the powers of the Company to purchase and maintain insurance for the benefit of a person who is or was: (i) a director, alternate director or secretary of the Company or of a company which is or was a subsidiary undertaking of the Company or in which the Company has or had an interest (whether direct or indirect); or (ii) trustee of a retirement benefits scheme or other trust in which a person referred to in sub-paragraph (i) above is or has been interested, indemnifying them and keeping them indemnified against liability for negligence, default, breach of duty or breach of trust or other liability which may lawfully be insured against by the Company.

10062020946-v49 - 1 - 70-40684829 THIRD DOLLAR PREFERENCE SHARES Company No. 00014259 HSBC BANK PLC THIRD DOLLAR PREFERENCE SHARES TERMS AND CONDITIONS (Adopted by a Resolution of a duly authorised Committee of the Board of Directors of HSBC Bank plc on 21 June 2001, as amended by written consent of the sole holder of the Third Dollar Preference Shares on 31 July 2007, and as further amended by written consent of the sole holder of the Third Dollar Preference Shares on 23 November 2018 and on 28 October 2021.) The non-cumulative third dollar preference shares of US$0.01 each (the "third dollar preference shares") of HSBC Bank plc (the "Bank") shall have attached thereto the respective rights and shall be subject to the limitations and restrictions set out below and shall be otherwise subject to the articles of association of the Bank (the "Articles"). In these terms and conditions:- (a) the non-cumulative dollar preference shares of US$0.01 each in the capital of the Bank are referred to as the "first dollar preference shares"; (b) the non-cumulative second dollar preference shares of US$0.01 each in the capital of the Bank are referred to as the "second dollar preference shares"; (c) the non-cumulative preference shares of £1 each in the capital of the Bank are referred to as the "sterling preference shares"; (d) the ordinary shares of £1 each in the capital of the Bank are referred to as the "ordinary shares"; (e) "Applicable Rules" means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Lead Regulator applicable to the Bank from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Bank or to the Bank and any holding or subsidiary company of the Bank or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time; (f) "Banking Act" means the Banking Act 2009; (g) "CET1 Capital" means, as at any date, the sum expressed in GBP of all amounts that constitute the Bank's Common Equity Tier 1 Capital as at such date, less any deductions from the Bank's Common Equity Tier 1 Capital required to be made as of such date, in each case as calculated by the Bank on a solo basis (for the purposes of the Solo Common Equity Tier 1 Capital Ratio) or a consolidated basis (for the purposes of the Consolidated Common Equity Tier 1 Capital Ratio) in accordance with the Applicable Rules applicable to the Bank as at such date (which calculation shall be binding on each holder);

10062020946-v49 - 2 - 70-40684829 (h) "Chapter 4" has the meaning given to it in paragraph 3(d); (i) "Common Equity Tier 1 Capital" has the meaning given to it in the Applicable Rules as interpreted and applied in accordance with the Applicable Rules then applicable to the Bank or by the Lead Regulator applicable to the Bank; (j) "Consolidated Common Equity Tier 1 Capital Ratio" means, as at any date, the ratio of the Bank's CET1 Capital, calculated by the Bank on a consolidated basis, as at such date to the Risk Weighted Assets as at the same date, expressed as a percentage; (k) "Distributable Items" means the amount of the Bank's profits at the end of the last financial year plus any profits brought forward and reserves available for that purpose before distributions to the holders of the third dollar preference shares of the Bank and any Parity Securities and Junior Securities less any losses brought forward, profits which are non-distributable pursuant to the Companies Act 2006 or other provisions of English law from time to time applicable to the Bank or the Articles and sums placed to non-distributable reserves in accordance with the Companies Act 2006 or other provisions of English law from time to time applicable to the Bank or the Articles, those losses and reserves being determined on the basis of the individual accounts of the Bank and not on the basis of its consolidated accounts; (l) "EUWA" means the European Union (Withdrawal) Act 2018; (m) "Group" means the Bank and its consolidated subsidiaries; (n) "Junior Securities" means, (i) any ordinary share or other securities of the Bank which rank, or are expressed to rank, junior to the third dollar preference shares in a winding- up or administration of the Bank in England as described in paragraph 4 and/or (ii) any securities issued by any other member of the Group where the terms of such securities benefit from a guarantee or support agreement entered into by the Bank which ranks, or is expressed to rank, junior to the third dollar preference shares in a winding-up or administration of the Bank in England as described in paragraph 4 and/or (iii) any capital instruments of the Bank which qualify as Common Equity Tier 1 Capital instruments under the Applicable Rules; (o) "Lead Regulator applicable to the Bank" means the PRA or any successor or other entity primarily responsible for the prudential supervision of the Bank; (p) "Maximum Distributable Amount" means any applicable maximum distributable amount relating to the Bank required to be calculated in accordance with (i) Chapter 4 or (ii) any analogous restrictions arising in respect of failure to meet capital adequacy, loss absorbing capacity, leverage or buffer requirements under the Applicable Rules; (q) "Parity Securities" means, in relation to the third dollar preference shares, (i) any securities of the Bank ranking, or expressed to rank, pari passu with the third dollar preference shares of the Bank in a winding-up or administration of the Bank as described in paragraph 4, and/or (ii) any securities issued by any other member of the Group where the terms of the securities benefit from a guarantee or support agreement entered into by the Bank which ranks or is expressed to rank pari passu with the third dollar preference shares in a winding-up or administration of the Bank as described in paragraph 4; (r) "PRA" means the Prudential Regulation Authority;

10062020946-v49 - 3 - 70-40684829 (s) "PRA Rulebook" means the rules made and enforced by the PRA under powers conferred by the Financial Services and Markets Act 2000, as amended from time to time; (t) "Relevant Distributions" means, in relation to any date, the sum of (i) all distributions or interest payments made or declared by the Bank since the end of the last financial year and prior to such date on or in respect of (x) the third dollar preference shares and (y) any Parity Securities and any Junior Securities and (ii) all distributions or interest payments payable by the Bank (and not cancelled or deemed to be cancelled) on such date on or in respect of (x) the third dollar preference shares and (y) any Parity Securities and any Junior Securities, in each case, excluding any such payments already accounted for in determining the Distributable Items; (u) "Relevant Supervisory Consent" means, in relation to any redemption or purchase by the Bank of a third dollar preference share pursuant to paragraph 5, any required permission of the Lead Regulator applicable to the Bank for such redemption or purchase under the prevailing Applicable Rules; (v) "Rights Conversion Event" means at any time that either the Solo Common Equity Tier 1 Capital Ratio or the Consolidated Common Equity Tier 1 Capital Ratio of the Bank is below 7.00 per cent.; (w) "Risk Weighted Assets" means, as at any date, the aggregate amount, expressed in GBP, of the risk weighted assets of the Bank as of such date, as calculated by the Bank on a solo basis (for the purposes of the Solo Common Equity Tier 1 Capital Ratio) or a consolidated basis (for the purposes of the Consolidated Common Equity Tier 1 Capital Ratio) in accordance with the Applicable Rules applicable to the Bank as of such date (which calculations shall be binding on each holder of the Bank's third dollar preference shares) and where the term "risk weighted assets" means the risk weighted assets or total risk exposure amount, as calculated by the Bank in accordance with the Applicable Rules applicable to the Bank as of such date; (x) "Solo Common Equity Tier 1 Capital Ratio" means, as at any date, the ratio of the CET1 Capital, calculated by the Bank on a solo basis, as at such date to the Risk Weighted Assets as at the same date, expressed as a percentage; and (y) "UK CRR" means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as amended or supplemented from time to time, as it forms part of domestic law in the United Kingdom by virtue of the EUWA. 1. Status, Denomination, Form and Title The third dollar preference shares constitute a separate class of shares from the first dollar preference shares, the second dollar preference shares, the sterling preference shares, the ordinary shares and any other class of shares in the capital of the Bank for the time being. The third dollar preference shares rank pari passu inter se and with all other shares expressed to rank pari passu therewith. The third dollar preference shares rank:- (a) after the first dollar preference shares, the second dollar preference shares and the sterling preference shares as regards a return of capital as described in paragraph 4 below; and

10062020946-v49 - 4 - 70-40684829 (b) subject to paragraph 6 below, in priority to the ordinary shares as regards a return of capital as described in paragraph 4 below. The third dollar preference shares will be issued fully paid in registered form ("Registered Shares"). Title to Registered Shares will pass by transfer and registration in accordance with the Articles and as described in paragraph 2 below. 2. Transfer of Registered Shares The Articles provide, inter alia, that Registered Shares shall be transferred by an instrument in writing in the usual common form or any other form which the Directors may approve, executed by or on behalf of the transferor. The Directors may decline to register any instrument of transfer unless the instrument of transfer is in respect of only third dollar preference shares, is in favour of a single transferee or not more than four joint transferees, is duly stamped (if so required) and is deposited at the place in the United Kingdom where the register of members of third dollar preference shares is kept. Each registration of transfer of Registered Shares will be effected upon the entry of the name of the transferee in the register of members in respect of the Registered Shares, without payment of any fee (but subject to payment of any taxes, stamp duties or other governmental charges payable in connection therewith). Share certificates ("Certificates") representing more than one third dollar preference share may be split upon request to the specified office at the Registrar. In the case of the transfer of some only of the third dollar preference shares in registered form, a new Certificate or Certificates in respect of the third dollar preference shares not transferred will be delivered to the transferor at his risk. 3. Dividends (a) Subject to the remainder of this paragraph 3 (including the Bank's right under paragraph 3(b) to cancel any such dividend in its full discretion) and paragraph 6 below, the third dollar preference shares shall confer on the holders thereof the right to receive, non- cumulative dividends when, as and if determined, in its absolute discretion, by the board of directors of the Bank or an authorised committee thereof ("Board of Directors") out of the distributable profits of the Bank, such non-cumulative dividends, if determined, being in the amounts and at the rates provided below ("Third Dollar Preference Dividends"). Subject to paragraph 6 below, if determined by the Board of Directors, the Third Dollar Preference Dividends will be payable in United States dollars annually in arrear on 31 October in each year (a "Dividend Payment Date") in respect of the year (a "dividend period") then ended, but so that the first dividend period shall be from (but excluding) the date of first issue of the third dollar preference shares to (and including) 31 October 2002. Subject to paragraph 6 below, if determined by the Board of Directors, the Third Dollar Preference Dividend on any Dividend Payment Date will be fixed at the amount which, when annualised, will be equal to 7.5% of the liquidation value thereof (being US$0.01). Subject to paragraph 6 below, if determined by the Board of Directors, the amount of the Third Dollar Preference Dividend payable on the third dollar preference shares for any dividend period shorter or longer than a full dividend period will be computed on

10062020946-v49 - 5 - 70-40684829 the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in that period. Subject to paragraph 6 below, the Board of Directors may, in its absolute discretion, determine and pay in full or in part on each Dividend Payment Date the Third Dollar Preference Dividend provided that no Third Dollar Preference Dividend shall be determined or paid under this paragraph if, in the opinion of the Board of Directors, (i) payment of such Third Dollar Preference Dividend in full or in part (as applicable) would breach or cause a breach of the capital adequacy requirements of the Bank (or its subsidiary undertakings) under Applicable Rules, or (ii) the distributable profits of the Bank are insufficient to enable the payment in full or in part (as applicable) of the Third Dollar Preference Dividends. Third Dollar Preference Dividends will be payable to the record holders of the third dollar preference shares as they appear on the register for such third dollar preference shares on such record dates, which will be not less than 15 nor more than 60 days prior to the relevant Dividend Payment Dates, as will be fixed by the Board of Directors. Subject to any applicable fiscal or other laws and regulations, payments of Third Dollar Preference Dividends will be made by dollar cheque drawn on a bank in London or in The City of New York and mailed to the record holder thereof at such holder's address as it appears on the register for the third dollar preference shares. If any Dividend Payment Date is not a day on which banks in London and in The City of New York are open for business and on which foreign exchange dealings may be conducted in London and The City of New York (a "Dollar Business Day"), then payment of the dividend will be made on the next succeeding day which is a Dollar Business Day, without any interest or other payment in respect of any such delay. Except as provided herein, the third dollar preference shares shall carry no right to participate in the profits of the Bank. (b) The Bank shall be entitled at its full discretion to cancel (in whole or in part) any Third Dollar Preference Dividend determined by the Board of Directors on any date. Unless otherwise specified, references in this paragraph to a payment of interest being "cancelled" (and similar references) shall include the cancellation of such dividend payment (or relevant part thereof) in accordance with paragraph 3(d) or, as appropriate, the Bank's exercise of its discretion otherwise to cancel such dividend payment (or relevant part thereof) in accordance with this paragraph 3(b). Third Dollar Preference Dividends shall be non-cumulative. If a Third Dollar Preference Dividend, or any part thereof, is not determined by the Board of Directors or if the Bank does not make a payment of the Third Dollar Preference Dividend on the relevant date for payment, or the Third Dollar Preference Dividend is not required to be paid, and is not paid, on a Dividend Payment Date in respect of third dollar preference shares then such non-payment shall evidence the non-payment and cancellation of such dividend and accordingly such dividend shall not in any case be payable or be required to be scheduled to be paid and shall not accumulate or be payable at any time after its cancellation and holders of such shares will have no rights, including no right to claim in respect of such non-payment or to any interest thereon and any such cancellation or non-payment (in whole or in part) shall not constitute a default or event of default on the part of the Bank for any purpose, whether or not such

10062020946-v49 - 6 - 70-40684829 Third Dollar Preference Dividends are determined by the Board of Directors for any future period. (c) The cancellation of any dividend otherwise payable in respect of the third dollar preference shares shall not restrict the Bank's ability to declare or pay any dividends or other distributions on its other shares or other instruments (including, without limitation, on the ordinary shares of the Bank). Accordingly, the Bank shall be entitled to declare and/or pay any such dividends or other distributions notwithstanding that any dividends otherwise payable on the third dollar preference shares have been cancelled or are not paid on the relevant date for payment and, provided the Board acts in good faith, neither the Bank nor the Board of Directors shall incur any liability to the holders of the third dollar preference shares by reason of the lawful payment of such amounts to the holders of the relevant other shares or instruments. (d) Without prejudice to (1) paragraph 3(b) above or (2) the prohibition contained in Chapter 4 of the "CRR Firms – Capital Buffers" Part of the PRA Rulebook (or any succeeding provision(s) amending or replacing such chapter) ("Chapter 4") on the making of payments on the third dollar preference shares before the Maximum Distributable Amount has been calculated, if and to the extent that on any date on which a Third Dollar Preference Dividend is payable in respect of the third dollar preference shares: (a) the amount of Relevant Distributions relating to such date exceeds the amount of Distributable Items; or (b) the aggregate of (A) the relevant Third Dollar Preference Dividend and (B) the amounts of any distributions of the kind referred to in Rule 4.3(2) of Chapter 4 (or any succeeding provision amending or replacing such rule) exceeds the Maximum Distributable Amount (if any) applicable to the Bank as of such date; or (c) the Lead Regulator applicable to the Bank orders the Bank to cancel (in whole or in part) the Third Dollar Preference Dividends otherwise payable on such date, the Bank shall cancel (in whole or, as the case may be, in part) the Third Dollar Preference Dividends otherwise payable on such date. 4. Return of Capital Subject to paragraph 6 below, in the event of a return of capital in respect of a winding- up of the Bank or otherwise (but not a redemption or purchase by the Bank of any of its share capital), the then holders of the third dollar preference shares shall be entitled to receive, in priority to the ordinary shares but subject to the rights attached to the first dollar preference shares, the second dollar preference shares, the sterling preference shares and any other class of shares in the capital of the Bank for the time being (other than the ordinary shares), out of the assets of the Bank available for distribution to shareholders, together with the holders of any other shares of the Bank ranking, as regards repayment of capital, pari passu with the third dollar preference shares, the amount (in US dollars) of US$0.01 per share plus (provided that the Third Dollar Preference Dividends mentioned above were or would have been payable in accordance with the Articles), an amount (to be paid as a dividend) equal to any Third Dollar Preference Dividend determined by the Board of Directors but unpaid in respect of the

10062020946-v49 - 7 - 70-40684829 previous dividend period and any accrued and unpaid Third Dollar Preference Dividends (subject to the Board of Directors' rights to determine that such dividend may not be properly paid or paid in full in accordance with paragraph 3(a) above and the Bank's right to cancel the payment of any Third Dollar Preference Dividend in accordance with paragraphs 3(b) and 3(d) above) for the then-current dividend period to (and including) the date of commencement of the winding-up of the Bank or the date of any such other return of capital, as the case may be. If upon any return of capital in a winding up of the Bank, the amounts payable with respect to the third dollar preference shares and any other preference shares of the Bank ranking as to any such distribution pari passu with the third dollar preference shares are not paid in full, the holders of the third dollar preference shares and of such other preference shares will share rateably in any such distribution of assets of the Bank in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount (as described in the two preceding paragraphs) to which they are entitled, the holders of the third dollar preference shares will have no right or claim to any of the remaining assets of the Bank and will not be entitled to any further participation or return of capital in a winding up. 5. Redemption The Bank shall be entitled, subject to the provisions of Applicable Rules and the remainder of this paragraph 5 and paragraph 6, to redeem all or some only of the third dollar preference shares by giving to the holders of the third dollar preference shares to be redeemed not less than 30 days' nor more than 60 days' prior notice in writing (a "Notice of Redemption") of a redemption date ("Redemption Date") which falls no earlier than 5 years and one day after the date of allotment of that third dollar preference share. Any such redemption shall be made at the redemption price of US$0.01 per share. Upon the redemption of all or any of the third dollar preference shares, the Bank will, on or before the Redemption Date, pay in respect of the shares to be redeemed (i) any Third Dollar Preference Dividends determined by the Board of Directors in accordance with paragraph 3(a) above and subject to the Bank's right to cancel a Third Dollar Preference Dividend in accordance with paragraph 3(b) and 3(c) above but unpaid on such shares in respect of the previous dividend period and (ii) any accrued and unpaid Third Dollar Preference Dividends (up to and including the Redemption Date, to be paid as a dividend) determined by the Board of Directors in accordance with paragraph 3(a) above and subject to the Bank's right to cancel a Third Dollar Preference Dividend in accordance with paragraph 3(b) and 3(c) above for the then-current dividend period. In the event that less than all of the outstanding third dollar preference shares are to be redeemed, the third dollar preference shares to be redeemed will be selected by the Bank by a drawing in the presence of the Bank's auditors. Each Notice of Redemption will specify (i) the Redemption Date, (ii) the particular third dollar preference shares to be redeemed, (iii) the redemption price and (iv) the place or places at which documents of title in respect of such third dollar preference shares are to be presented for redemption and payment of the redemption monies is to be effected. Upon such Redemption Date, the Bank shall redeem the particular third

10062020946-v49 - 8 - 70-40684829 dollar preference shares to be redeemed on that date subject to the provisions of this paragraph and paragraph 6 below. No defect in the Notice of Redemption or in the giving thereof will affect the validity of the redemption proceedings. Payments in respect of the amount due on redemption shall be made by US dollar cheque drawn on a bank in London or in The City of New York or upon the request of the holder (or joint holders) not later than the date specified for the purpose in the Notice of Redemption by transfer to a US dollar account maintained by the payee with a bank in London or in The City of New York. Such payments will be made against presentation and surrender of the relevant Certificates at the place (or one of the places) specified in the Notice of Redemption and if any Certificate so surrendered includes any third dollar preference shares not to be redeemed on the relevant Redemption Date the Bank shall within 14 days thereafter issue to the holder, free of charge, a fresh Certificate or Certificates in respect of such shares. All payments in respect of redemption moneys will in all respects be subject to any applicable fiscal or other laws. As from the relevant Redemption Date the Third Dollar Preference Dividend on the third dollar preference shares to be redeemed shall cease to accrue, except on any such third dollar preference share in respect of which, upon the due surrender of the Certificate in respect thereof, payment of the redemption moneys due on such Redemption Date shall be improperly withheld or refused. In such case, such dividend, at the rate then applicable, shall, subject to paragraph 6, be deemed to have continued and shall accordingly continue to accrue from the relevant Redemption Date to the date of payment of such redemption moneys. Subject to paragraph 6 and the Bank's right to cancel a Third Dollar Preference Dividend in accordance with paragraph 3(b) and 3(d) above, such third dollar preference share shall not be treated as having been redeemed until the redemption moneys in question together with any accrued dividend thereon shall have been paid. If the due date for the payment of the redemption moneys on any third dollar preference share is not a Dollar Business Day then payment of such moneys will be made on the next succeeding day which is a Dollar Business Day and without any interest or other payment in respect of such delay. The receipt of the holder for the time being of any Registered Share (or in the case of joint holders the receipt of any of them) in respect of the moneys payable on redemption of such Registered Share shall constitute an absolute discharge to the Bank in respect thereof. Unless the third dollar preference shares have (or will have on the relevant Redemption Date or date of purchase) ceased fully to qualify as part of the Bank's regulatory capital, the Bank shall only exercise the right to redeem the third dollar preference shares pursuant to this paragraph 5 if the Bank has first obtained any Relevant Supervisory Consent. For this purpose, as between the Bank and each holder of a third dollar preference share, a certificate signed by two authorised signatories of the Bank stating that it has obtained a Relevant Supervisory Consent shall be conclusive as to the Bank having obtained such consent and satisfied this condition and shall be binding on each holder of a third dollar preference share.

10062020946-v49 - 9 - 70-40684829 Upon the occurrence of a Rights Conversion Event, the third dollar preference shares shall cease to be redeemable at the option of the Bank and the Bank shall not give a Notice of Redemption or purchase or agree to purchase any third dollar preference share if a Rights Conversion Event Notice has been given. If a Rights Conversion Event Notice is given after a Notice of Redemption has been given pursuant to paragraph 6 below but before the relevant Redemption Date or the Bank has agreed to purchase any third dollar preference share but before the agreed date for the purchase, such Notice of Redemption, or agreement to purchase, as the case may be, shall automatically be revoked and be null and void and no third dollar preference share shall be redeemed or purchased by the Bank. 6. Rights Conversion Event Whether a Rights Conversion Event has occurred at any time shall be determined by the Bank, the Lead Regulator applicable to the Bank or any agent of the Lead Regulator applicable to the Bank appointed for such purpose by the Lead Regulator applicable to the Bank. If a Rights Conversion Event has occurred, the Bank shall immediately inform the Lead Regulator applicable to the Bank and the Bank shall give notice of the occurrence thereof (a "Rights Conversion Event Notice") to the holders of the third dollar preference shares in accordance with the remainder of this paragraph 6 without delay after such occurrence (and, in any event, within such period as the Lead Regulator applicable to the Bank may require). If a Rights Conversion Event occurs: (a) the rights attaching to the third dollar preference shares set out in these Terms and Conditions shall be altered irrevocably and permanently such that they have the same rights attaching to them as the ordinary shares, and accordingly: (i) the third dollar preference shares shall rank in all respects pari passu with, and not in priority to, the ordinary shares, including as regards dividends and a return of capital (on a winding up or otherwise) and as such, the third dollar preference shares shall cease to confer the rights as to dividend and capital set out in paragraphs 3 and 4 above; and (ii) the holders of third dollar preference shares shall be entitled to receive notice of and attend any general meeting of the Bank and to vote on all matters put before the shareholders of the Bank in general meeting in accordance with the Articles and paragraph 8 below; and (iii) the third dollar preference shares shall cease to be redeemable at the option of the Bank, (the "Rights Conversion"); and (b) the Rights Conversion shall occur immediately upon the occurrence of the Rights Conversion Event and this fact shall be specified in the Rights Conversion Event Notice; and (c) as each third dollar preference share shall have the same rights attaching to it as the ordinary shares, the third dollar preference shares shall be re-designated as ordinary shares of US$0.01 each and shall be treated as being of the same class as the ordinary shares in issue.

10062020946-v49 - 10 - 70-40684829 Following the occurrence of a Rights Conversion Event, the right to receive the Third Dollar Preference Dividend as set out in paragraph 3 which would otherwise be conferred upon the holders of the third dollar preference shares, but for the provisions of this paragraph 6, on or after the date on which the Rights Conversion Event occurs shall, for the avoidance of doubt, cease to be conferred on and from the date of the Rights Conversion Event and any Third Dollar Preference Dividend otherwise scheduled for payment on or following the date of the Rights Conversion Event shall, if prior to such date has been resolved upon and determined by the Board of Directors, shall be automatically cancelled and the resolution of the Board of Directors automatically rescinded upon the occurrence of the Rights Conversion Event, or, if not resolved upon and determined by the Board of Directors prior to such date, shall not be resolved upon and determined by the Board of Directors on and from the date of the Rights Conversion Event and no Third Dollar Preference Dividend shall be payable or schedule to be paid and the Bank shall have no liability on and from the date of the Rights Conversion Event to any holder of a third dollar preference share in respect of any Third Dollar Preference Dividend. A Rights Conversion Event Notice shall be delivered to each holder of a third dollar preference share personally or by first class post (or its equivalent) or, if posted to an overseas address, airmail, in each case at its address on the Bank's register of members. Article 135(A) of the Articles shall apply in respect of the delivery of the Rights Conversion Event Notice to joint holders of a third dollar preference share and Article 135(B) of the Articles shall apply in respect of the delivery of the Rights Conversion Event Notice upon the occurrence of any matter or event contemplated in such Article. A Rights Conversion Event Notice shall be deemed to have been delivered to the holder of a third dollar preference share in accordance with Article 134 of the Articles. 7. Set-off Claims in respect of the third dollar preference shares may not be set-off, or be the subject of a counterclaim, by a holder of a third dollar preference share against or in respect of any of its obligations to the Bank or any other person and each holder of a third dollar preference share waives, and shall be treated for all purposes as if he had waived, any right that it might otherwise have to set-off, or to raise by way of counterclaim, any claim of his in respect of the Bank, against or in respect of any obligations of his to the Bank or any other person. If, notwithstanding the preceding sentence, a holder of a third dollar preference share receives or recovers any sum or the benefit of any sum in respect of the third dollar preference shares by virtue of any such set-off or counterclaim, such holder of a third dollar preference share shall hold the same on trust for the Bank and shall pay the amount thereof to the Bank or, in the event of the winding-up of the Bank, to the liquidator of the Bank. 8. Voting Rights at general meetings Holders of third dollar preference shares shall not be entitled to attend or vote at any general meeting of shareholders of the Bank except as provided below. If a Rights Conversion Event has not occurred, the holders of third dollar preference shares shall have the right to attend any general meeting of the Bank, but will only be entitled to vote on the relevant resolution or resolutions, at which any resolution is proposed (i) to vary or abrogate any of the rights attaching to the third dollar preference shares or the or (ii) to reduce the paid up capital of the third dollar preference shares.

10062020946-v49 - 11 - 70-40684829 Holders of third dollar preference shares will also be entitled to receive notice of, attend and vote at any general meeting of the Bank: (i) at which any resolution is proposed (a) for the winding-up of the Bank or (b) for the sale of the whole of the business of the Bank, or (ii) if the Bank shall have failed to pay in full the dividend payable on the third dollar preference shares for the most recent dividend period; or (iii) if a Rights Conversion Event has occurred. In the case of sub-clause (i) above, the holders of third dollar preference shares will be entitled to vote only on the relevant resolution(s). In the case of sub-clause (ii) and (iii) above, the holders of third dollar preference shares will be entitled to vote on all matters put before all general meetings of the Bank but, in the case of sub-clause (ii) only, until such time as dividends on all outstanding third dollar preference shares for the most recent dividend period have been or contemporaneously are paid in full, or a sum shall have been set aside for such payment in full, in respect of one dividend period. Whenever entitled to vote at a general meeting of the Bank, pursuant to sub-clauses (i) and (ii) on a show of hands, each holder of third dollar preference shares present in person shall have one vote and on a poll each such holder present in person or by proxy shall have three votes per share. Whenever entitled to vote at a general meeting of the Bank pursuant to sub-clause (iii), each holder of third dollar preference shares shall have the same rights to vote as holders of ordinary shares as set out in the Articles. The Bank will send to each holder of third dollar preference shares all notices of general meetings of the Bank at which such holder is entitled to attend and will be entitled to vote. Each such notice will include a statement specifying (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and (iii) instructions for the delivery of proxies. A holder of third dollar preference shares who is not registered with an address in the United Kingdom and who has not supplied to the Bank an address within the United Kingdom for the purpose of the giving of notices is not entitled to receive notices of meetings from the Bank. 9. Further Issues and Variation of Rights The rights attached to the third dollar preference shares will not be deemed to be varied by the creation or issue of any shares of any class, or any securities convertible into shares of any class, ranking as regards the right to participate in the profits or assets of the Bank in priority to, pari passu with or after the third dollar preference shares. Subject to applicable law, the rights attached to the third dollar preference shares may be varied or abrogated only with the written consent of the holders of three-quarters in nominal value of, or with the sanction of an extraordinary resolution passed at a separate general meeting of holders of, the third dollar preference shares. The necessary quorum for any such meeting shall be two persons holding or representing by proxy not less than one-third of the third dollar preference shares, but at any meeting of such holders adjourned through want of a quorum one holder present in person or by proxy (whatever the number of shares held by him) shall be a quorum. At a class meeting, on a show of hands every holder of such shares present in person is entitled to one vote and, on a poll, every holder of a such shares is entitled to one vote for each such share held by

10062020946-v49 - 12 - 70-40684829 him. The necessary majority for the passing of an extraordinary resolution at a class meeting will be three-quarters of those present in person or by proxy in such class meeting.

10062020946-v49 - 13 - 70-40684829 ANNEX III Amended Terms and Conditions of the Series 2 Third Dollar Preference Shares

10062038434-v35 - 1 - 70-40684829 SERIES 2 THIRD DOLLAR PREFERENCE SHARES Company No. 14259 HSBC BANK PLC SERIES 2 THIRD DOLLAR PREFERENCE SHARES TERMS AND CONDITIONS (Adopted by a Resolution of a duly authorised Committee of the Board of Directors of HSBC Bank plc on 22 June 2001, as amended by written consent of the sole holder of the Series 2 Third Dollar Preference Shares on 31 July 2007, and as further amended by written consent of the sole holder of the Series 2 Third Dollar Preference Shares on 23 November 2018 and on 28 October 2021) The non-cumulative third dollar preference shares Series 2 of US$0.01 each (the "Series 2 third dollar preference shares") of HSBC Bank plc (the "Bank") shall have attached thereto the respective rights and shall be subject to the limitations and restrictions set out below and shall be otherwise subject to the articles of association of the Bank (the "Articles"). In these terms and conditions:- (a) the non-cumulative dollar preference shares of US$0.01 each in the capital of the Bank are referred to as the "first dollar preference shares"; (b) the non-cumulative second dollar preference shares of US$0.01 each in the capital of the Bank are referred to as the "second dollar preference shares"; (c) the non-cumulative third dollar preference shares of US$0.01 each in the capital of the Bank (created on 21 June 2001) are referred to as the "third dollar preference shares"; (d) the non-cumulative preference shares of £1 each in the capital of the Bank are referred to as the "sterling preference shares"; (e) the ordinary shares of £1 each in the capital of the Bank are referred to as the "ordinary shares"; (f) "Applicable Rules" means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Lead Regulator applicable to the Bank from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Bank or to the Bank and any holding or subsidiary company of the Bank or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time; (g) "Banking Act" means the Banking Act 2009; (h) "CET1 Capital" means, as at any date, the sum expressed in GBP of all amounts that constitute the Bank's Common Equity Tier 1 Capital as at such date, less any deductions from the Bank's Common Equity Tier 1 Capital required to be made as of such date, in each case as calculated by the Bank on a solo basis (for the purposes of the Solo Common Equity Tier 1 Capital Ratio) or a consolidated basis (for the purposes of the

10062038434-v35 - 2 - 70-40684829 Consolidated Common Equity Tier 1 Capital Ratio) in accordance with the Applicable Rules applicable to the Bank as at such date (which calculation shall be binding on each holder); (i) "Chapter 4" has the meaning given to it in paragraph 3(d); (j) "Common Equity Tier 1 Capital" has the meaning given to it in the Applicable Rules as interpreted and applied in accordance with the Applicable Rules then applicable to the Bank or by the Lead Regulator applicable to the Bank; (k) "Consolidated Common Equity Tier 1 Capital Ratio" means, as at any date, the ratio of the Bank's CET1 Capital, calculated by the Bank on a consolidated basis, as at such date to the Risk Weighted Assets as at the same date, expressed as a percentage; (l) "Distributable Items" means the amount of the Bank's profits at the end of the last financial year plus any profits brought forward and reserves available for that purpose before distributions to the holders of the Series 2 third dollar preference shares of the Bank and any Parity Securities and Junior Securities less any losses brought forward, profits which are non-distributable pursuant to the Companies Act 2006 or other provisions of English law from time to time applicable to the Bank or the Articles and sums placed to non-distributable reserves in accordance with the Companies Act 2006 or other provisions of English law from time to time applicable to the Bank or the Articles, those losses and reserves being determined on the basis of the individual accounts of the Bank and not on the basis of its consolidated accounts; (m) "EUWA" means the European Union (Withdrawal) Act 2018; (n) "Group" means the Bank and its consolidated subsidiaries; (o) "Junior Securities" means, (i) any ordinary share or other securities of the Bank which rank, or are expressed to rank, junior to the Series 2 third dollar preference shares in a winding-up or administration of the Bank in England as described in paragraph 4 and/or (ii) any securities issued by any other member of the Group where the terms of such securities benefit from a guarantee or support agreement entered into by the Bank which ranks, or is expressed to rank, junior to the Series 2 third dollar preference shares in a winding-up or administration of the Bank in England as described in paragraph 4 and/or (iii) any capital instruments of the Bank which qualify as Common Equity Tier 1 Capital instruments under the Applicable Rules; (p) "Lead Regulator applicable to the Bank" means the PRA or any successor or other entity primarily responsible for the prudential supervision of the Bank; (q) "Maximum Distributable Amount" means any applicable maximum distributable amount relating to the Bank required to be calculated in accordance with (i) Chapter 4 or (ii) any analogous restrictions arising in respect of failure to meet capital adequacy, loss absorbing capacity, leverage or buffer requirements under the Applicable Rules; (r) "Parity Securities" means, in relation to the Series 2 third dollar preference shares, (i) any securities of the Bank ranking, or expressed to rank, pari passu with the Series 2 third dollar preference shares of the Bank in a winding-up or administration of the Bank as described in paragraph 4, and/or (ii) any securities issued by any other member of the Group where the terms of the securities benefit from a guarantee or support agreement entered into by the Bank which ranks or is expressed to rank pari passu with

10062038434-v35 - 3 - 70-40684829 the Series 2 third dollar preference shares in a winding-up or administration of the Bank as described in paragraph 4; (s) "PRA" means the Prudential Regulation Authority; (t) "PRA Rulebook" means the rules made and enforced by the PRA under powers conferred by the Financial Services and Markets Act 2000, as amended from time to time; (u) "Relevant Distributions" means, in relation to any date, the sum of (i) all distributions or interest payments made or declared by the Bank since the end of the last financial year and prior to such date on or in respect of (x) the Series 2 third dollar preference shares and (y) any Parity Securities and any Junior Securities and (ii) all distributions or interest payments payable by the Bank (and not cancelled or deemed to be cancelled) on such date on or in respect of (x) the Series 2 third dollar preference shares and (y) any Parity Securities and any Junior Securities, in each case, excluding any such payments already accounted for in determining the Distributable Items; (v) "Relevant Supervisory Consent" means, in relation to any redemption or purchase by the Bank of a Series 2 third dollar preference share pursuant to paragraph 5, any required permission of the Lead Regulator applicable to the Bank for such redemption or purchase, as under prevailing Applicable Rules; (w) "Rights Conversion Event" means at any time that either the Solo Common Equity Tier 1 Capital Ratio or the Consolidated Common Equity Tier 1 Capital Ratio of the Bank is below 7.00 per cent.; (x) "Risk Weighted Assets" means, as at any date, the aggregate amount, expressed in GBP, of the risk weighted assets of the Bank as of such date, as calculated by the Bank on a solo basis (for the purposes of the Solo Common Equity Tier 1 Capital Ratio) or a consolidated basis (for the purposes of the Consolidated Common Equity Tier 1 Capital Ratio) in accordance with the Applicable Rules applicable to the Bank as of such date (which calculations shall be binding on each holder of the Bank's Series 2 third dollar preference shares) and where the term "risk weighted assets" means the risk weighted assets or total risk exposure amount, as calculated by the Bank in accordance with the Applicable Rules applicable to the Bank as of such date; (y) "Solo Common Equity Tier 1 Capital Ratio" means, as at any date, the ratio of the CET1 Capital, calculated by the Bank on a solo basis, as at such date to the Risk Weighted Assets as at the same date, expressed as a percentage; and (z) "UK CRR" means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as amended or supplemented from time to time, as it forms part of domestic law in the United Kingdom by virtue of the EUWA. 1. Status, Denomination, Form and Title The Series 2 third dollar preference shares constitute a separate class of shares from the first dollar preference shares, the second dollar preference shares, the third dollar preference shares, the sterling preference shares, the ordinary shares and any other class of shares in the capital of the Bank for the time being. The Series 2 third dollar preference shares rank pari passu inter se and with the third dollar preference shares

10062038434-v35 - 4 - 70-40684829 and with all other shares expressed to rank pari passu therewith. The Series 2 third dollar preference shares rank:- (a) after the first dollar preference shares, the second dollar preference shares and the sterling preference shares as regards a return of capital as described in paragraph 0 below; and (b) subject to paragraph 6 below, in priority to the ordinary shares as regards a return of capital as described in paragraph 0 below. The Series 2 third dollar preference shares will be issued fully paid in registered form ("Registered Shares"). Title to Registered Shares will pass by transfer and registration in accordance with the Articles and as described in paragraph 2 below. 2. Transfer of Registered Shares The Articles provide, inter alia, that Registered Shares shall be transferred by an instrument in writing in the usual common form or any other form which the Directors may approve, executed by or on behalf of the transferor. The Directors may decline to register any instrument of transfer unless the instrument of transfer is in respect of only Series 2 third dollar preference shares, is in favour of a single transferee or not more than four joint transferees, is duly stamped (if so required) and is deposited at the place in the United Kingdom where the register of members of Series 2 third dollar preference shares is kept. Each registration of transfer of Registered Shares will be effected upon the entry of the name of the transferee in the register of members in respect of the Registered Shares, without payment of any fee (but subject to payment of any taxes, stamp duties or other governmental charges payable in connection therewith). Share certificates ("Certificates") representing more than one Series 2 third dollar preference share may be split upon request to the specified office at the Registrar. In the case of the transfer of some only of the Series 2 third dollar preference shares in registered form, a new Certificate or Certificates in respect of the Series 2 third dollar preference shares not transferred will be delivered to the transferor at his risk. 3. Dividends (a) Subject to the remainder of this paragraph 3 (including the Bank's right under paragraph 3(b) to cancel any such dividend in its full discretion) and paragraph 6 below, the Series 2 third dollar preference shares shall confer on the holders thereof the right to receive, non-cumulative dividends when, as and if determined, in its absolute discretion, by the board of directors of the Bank or an authorised committee thereof ("Board of Directors") out of the distributable profits of the Bank, such non-cumulative dividends, if determined, being in the amounts and at the rates provided below ("Series 2 Third Dollar Preference Dividends"). Subject to paragraph 6 below, if determined by the Board of Directors, the Series 2 Third Dollar Preference Dividends will be payable in United States dollars annually in arrear on 31 October in each year (a "Dividend Payment Date") in respect of the year (a "dividend period") then ended, but so that the first dividend period shall be from (but excluding) the date of first issue of the Series 2 third dollar preference shares to (and including) 31 October 2002.

10062038434-v35 - 5 - 70-40684829 Subject to paragraph 6 below, if determined by the Board of Directors, the Series 2 Third Dollar Preference Dividend on any Dividend Payment Date will be fixed at the amount which, when annualised, will be equal to 7.5% of the liquidation value thereof (being US$0.01). Subject to paragraph 6 below, if determined by the Board of Directors, the amount of the Series 2 Third Dollar Preference Dividend payable on the Series 2 third dollar preference shares for any dividend period shorter or longer than a full dividend period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in that period. Subject to paragraph 6 below, the Board of Directors may, in its absolute discretion, determine and pay in full or in part on each Dividend Payment Date the Series 2 Third Dollar Preference Dividend provided that no Series 2 Third Dollar Preference Dividend shall be determined or paid under this paragraph if, in the opinion of the Board of Directors, (i) payment of such Series 2 Third Dollar Preference Dividend in full or in part (as applicable) would breach or cause a breach of the capital adequacy requirements of the Bank (or its subsidiary undertakings) under Applicable Rules, or (ii) the distributable profits of the Bank are insufficient to enable the payment in full or in part (as applicable) of the Series 2 Third Dollar Preference Dividends. Series 2 Third Dollar Preference Dividends will be payable to the record holders of the Series 2 third dollar preference shares as they appear on the register for such Series 2 third dollar preference shares on such record dates, which will be not less than 15 nor more than 60 days prior to the relevant Dividend Payment Dates, as will be fixed by the Board of Directors. Subject to any applicable fiscal or other laws and regulations, payments of Series 2 Third Dollar Preference Dividends will be made by dollar cheque drawn on a bank in London or in The City of New York and mailed to the record holder thereof at such holder's address as it appears on the register for the Series 2 third dollar preference shares. If any Dividend Payment Date is not a day on which banks in London and in The City of New York are open for business and on which foreign exchange dealings may be conducted in London and The City of New York (a "Dollar Business Day"), then payment of the dividend will be made on the next succeeding day which is a Dollar Business Day, without any interest or other payment in respect of any such delay. Except as provided herein, the Series 2 third dollar preference shares shall carry no right to participate in the profits of the Bank. (b) The Bank shall be entitled at its full discretion to cancel (in whole or in part) any Series 2 Third Dollar Preference Dividend determined by the Board of Directors on any date. Unless otherwise specified, references in this paragraph to a payment of interest being "cancelled" (and similar references) shall include the cancellation of such dividend payment (or relevant part thereof) in accordance with paragraph 3(d) or, as appropriate, the Bank's exercise of its discretion otherwise to cancel such dividend payment (or relevant part thereof) in accordance with this paragraph 3(b). Series 2 Third Dollar Preference Dividends shall be non-cumulative. If a Series 2 Third Dollar Preference Dividend, or any part thereof, is not determined by the Board of Directors or if the Bank does not make a payment of the Series 2 Third Dollar

10062038434-v35 - 6 - 70-40684829 Preference Dividend on the relevant date for payment, or the Series 2 Third Dollar Preference Dividend is not required to be paid, and is not paid, on a Dividend Payment Date in respect of Series 2 third dollar preference shares then such non-payment shall evidence the non-payment and cancellation of such dividend and accordingly such dividend shall not in any case be payable or be required to be scheduled to be paid and shall not accumulate or be payable at any time after its cancellation and holders of such shares will have no rights, including no right to claim in respect of such non-payment or to any interest thereon and any such cancellation or non-payment (in whole or in part) shall not constitute a default or event of default on the part of the Bank for any purpose, whether or not such Series 2 Third Dollar Preference Dividends are determined by the Board of Directors for any future period. (c) The cancellation of any dividend otherwise payable in respect of the Series 2 third dollar preference shares shall not restrict the Bank's ability to declare or pay any dividends or other distributions on its other shares or other instruments (including, without limitation, on the ordinary shares of the Bank). Accordingly, the Bank shall be entitled to declare and/or pay any such dividends or other distributions notwithstanding that any dividends otherwise payable on the Series 2 third dollar preference shares have been cancelled or are not paid on the relevant date for payment and, provided the Board acts in good faith, neither the Bank nor the Board of Directors shall incur any liability to the holders of the Series 2 third dollar preference shares by reason of the lawful payment of such amounts to the holders of the relevant other shares or instruments. (d) Without prejudice to (1) paragraph 3(b) above or (2) the prohibition contained in Chapter 4 of the "CRR Firms – Capital Buffers" Part of the PRA Rulebook (or any succeeding provision(s) amending or replacing such chapter) ("Chapter 4") on the making of payments on the third dollar preference shares before the Maximum Distributable Amount has been calculated, if and to the extent that on any date on which a Series 2 Third Dollar Preference Dividend is payable in respect of the third dollar preference shares: (a) the amount of Relevant Distributions relating to such date exceeds the amount of Distributable Items; or (b) the aggregate of (A) the relevant Series 2 Third Dollar Preference Dividend and (B) the amounts of any distributions of the kind referred to in Rule 4.3(2) of Chapter 4 (or any succeeding provision amending or replacing such rule) exceeds the Maximum Distributable Amount (if any) applicable to the Bank as of such date; or (c) the Lead Regulator applicable to the Bank orders the Bank to cancel (in whole or in part) the Series 2 Third Dollar Preference Dividends otherwise payable on such date, the Bank shall cancel (in whole or, as the case may be, in part) the Series 2 Third Dollar Preference Dividends otherwise payable on such date. 4. Return of Capital Subject to paragraph 6 below, in the event of a return of capital in respect of a winding- up of the Bank or otherwise (but not a redemption or purchase by the Bank of any of

10062038434-v35 - 7 - 70-40684829 its share capital), the then holders of the Series 2 third dollar preference shares shall be entitled to receive, in priority to the ordinary shares, pari passu with the third dollar preference shares but subject to the rights attached to the first dollar preference shares, the second dollar preference shares, the sterling preference shares, and any other class of shares in the capital of the Bank for the time being (other than the third dollar preference shares and the ordinary shares), out of the assets of the Bank available for distribution to shareholders, together with the holders of any other shares of the Bank ranking, as regards repayment of capital, pari passu with the Series 2 third dollar preference shares, the amount (in US dollars) of US$0.01 per share plus (provided that the Series 2 Third Dollar Preference Dividends mentioned above were or would have been payable in accordance with the Articles), an amount (to be paid as a dividend) equal to any Series 2 Third Dollar Preference Dividend determined by the Board of Directors but unpaid in respect of the previous dividend period and any accrued and unpaid Series 2 Third Dollar Preference Dividends (subject to the Board of Directors' rights to determine that such dividend may not be properly paid or paid in full in accordance with paragraph 3(a) above and the Bank's right to cancel the payment of any Series 2 Third Dollar Preference Dividend in accordance with paragraphs 3(b) and 3(d) above) for the then-current dividend period to (and including) the date of commencement of the winding-up of the Bank or the date of any such other return of capital, as the case may be. If upon any return of capital in a winding up of the Bank, the amounts payable with respect to the Series 2 third dollar preference shares and any other preference shares of the Bank ranking as to any such distribution pari passu with the Series 2 third dollar preference shares are not paid in full, the holders of the Series 2 third dollar preference shares and of such other preference shares will share rateably in any such distribution of assets of the Bank in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount (as described in the two preceding paragraphs) to which they are entitled, the holders of the Series 2 third dollar preference shares will have no right or claim to any of the remaining assets of the Bank and will not be entitled to any further participation or return of capital in a winding up. 4. Redemption The Bank shall be entitled, subject to the provisions of Applicable Rules and the remainder of this paragraph 5 and paragraph 6, to redeem all or some only of the Series 2 third dollar preference shares by giving to the holders of the Series 2 third dollar preference shares to be redeemed not less than 30 days' nor more than 60 days' prior notice in writing (a "Notice of Redemption") of a redemption date ("Redemption Date") which falls no earlier than 5 years and one day after the date of allotment of that Series 2 third dollar preference share. Any such redemption shall be made at the redemption price of US$0.01 per share. Upon the redemption of all or any of the Series 2 third dollar preference shares, the Bank will, on or before the Redemption Date, pay in respect of the shares to be redeemed (i) any Series 2 Third Dollar Preference Dividends determined by the Board of Directors in accordance with paragraph 3(a) above and subject to the Bank's right to cancel a Series 2 Third Dollar Preference Dividend in accordance with paragraph 3(b)

10062038434-v35 - 8 - 70-40684829 and 3(c) above but unpaid on such shares in respect of the previous dividend period and (ii) any accrued and unpaid Series 2 Third Dollar Preference Dividends (up to and including the Redemption Date, to be paid as a dividend) determined by the Board of Directors in accordance with paragraph 3(a) above and subject to the Bank's right to cancel a Series 2 Third Dollar Preference Dividend in accordance with paragraph 3(b) and 3(c) above for the then-current dividend period. In the event that less than all of the outstanding Series 2 third dollar preference shares are to be redeemed, the Series 2 third dollar preference shares to be redeemed will be selected by the Bank by a drawing in the presence of the Bank's auditors. Each Notice of Redemption will specify (i) the Redemption Date, (ii) the particular Series 2 third dollar preference shares to be redeemed, (iii) the redemption price and (iv) the place or places at which documents of title in respect of such Series 2 third dollar preference shares are to be presented for redemption and payment of the redemption monies is to be effected. Upon such Redemption Date, the Bank shall redeem the particular third dollar preference shares to be redeemed on that date subject to the provisions of this paragraph and paragraph 6 below. No defect in the Notice of Redemption or in the giving thereof will affect the validity of the redemption proceedings. Payments in respect of the amount due on redemption shall be made by US dollar cheque drawn on a bank in London or in The City of New York or upon the request of the holder (or joint holders) not later than the date specified for the purpose in the Notice of Redemption by transfer to a US dollar account maintained by the payee with a bank in London or in The City of New York. Such payments will be made against presentation and surrender of the relevant Certificates at the place (or one of the places) specified in the Notice of Redemption and if any Certificate so surrendered includes any Series 2 third dollar preference shares not to be redeemed on the relevant Redemption Date the Bank shall within 14 days thereafter issue to the holder, free of charge, a fresh Certificate or Certificates in respect of such shares. All payments in respect of redemption moneys will in all respects be subject to any applicable fiscal or other laws. As from the relevant Redemption Date the Series 2 Third Dollar Preference Dividend on the Series 2 third dollar preference shares to be redeemed shall cease to accrue, except on any such Series 2 third dollar preference share in respect of which, upon the due surrender of the Certificate in respect thereof, payment of the redemption moneys due on such Redemption Date shall be improperly withheld or refused. In such case, such dividend, at the rate then applicable, shall, subject to paragraph 6, be deemed to have continued and shall accordingly continue to accrue from the relevant Redemption Date to the date of payment of such redemption moneys. Subject to paragraph 6 and the Bank's right to cancel a Series 2 Third Dollar Preference Dividend in accordance with paragraph 3(b) and 3(d) above, such Series 2 third dollar preference share shall not be treated as having been redeemed until the redemption moneys in question together with any accrued dividend thereon shall have been paid. If the due date for the payment of the redemption moneys on any Series 2 third dollar preference share is not a Dollar Business Day then payment of such moneys will be

10062038434-v35 - 9 - 70-40684829 made on the next succeeding day which is a Dollar Business Day and without any interest or other payment in respect of such delay. The receipt of the holder for the time being of any Registered Share (or in the case of joint holders the receipt of any of them) in respect of the moneys payable on redemption of such Registered Share shall constitute an absolute discharge to the Bank in respect thereof. Unless the Series 2 third dollar preference shares have (or will have on the relevant Redemption Date or date of purchase) ceased fully to qualify as part of the Bank's regulatory capital, the Bank shall only exercise the right to redeem the Series 2 third dollar preference shares pursuant to this paragraph 5 if the Bank has first obtained any Relevant Supervisory Consent. For this purpose, as between the Bank and each holder of a Series 2 third dollar preference share, a certificate signed by two authorised signatories of the Bank stating that it has obtained a Relevant Supervisory Consent shall be conclusive as to the Bank having obtained such consent and satisfied this condition and shall be binding on each holder of a third dollar preference share. Upon the occurrence of a Rights Conversion Event, the Series 2 third dollar preference shares shall cease to be redeemable at the option of the Bank and the Bank shall not give a Notice of Redemption or purchase or agree to purchase any Series 2 third dollar preference share if a Rights Conversion Event Notice has been given. If a Rights Conversion Event Notice is given after a Notice of Redemption has been given pursuant to paragraph 6 below but before the relevant Redemption Date or the Bank has agreed to purchase any Series 2 third dollar preference share but before the agreed date for the purchase, such Notice of Redemption, or agreement to purchase, as the case may be, shall automatically be revoked and be null and void and no Series 2 third dollar preference share shall be redeemed or purchased by the Bank. 5. Rights Conversion Event Whether a Rights Conversion Event has occurred at any time shall be determined by the Bank, the Lead Regulator applicable to the Bank or any agent of the Lead Regulator applicable to the Bank appointed for such purpose by the Lead Regulator applicable to the Bank. If a Rights Conversion Event has occurred, the Bank shall immediately inform the Lead Regulator applicable to the Bank and the Bank shall give notice of the occurrence thereof (a "Rights Conversion Event Notice") to the holders of the Series 2 third dollar preference shares in accordance with the remainder of this paragraph 6 without delay after such occurrence (and, in any event, within such period as the Lead Regulator applicable to the Bank may require). If a Rights Conversion Event occurs: (a) the rights attaching to the Series 2 third dollar preference shares as set out in these Terms and Conditions shall be altered irrevocably and permanently such that they have the same rights attaching to them as the ordinary shares, and accordingly: (i) the Series 2 third dollar preference shares shall rank in all respects pari passu with, and not in priority to, the ordinary shares, including as regards dividends and a return of capital (on a winding up or otherwise)

10062038434-v35 - 10 - 70-40684829 and as such, the Series 2 third dollar preference shares shall cease to confer the rights as to dividend and capital set out in paragraphs 3 and 4 above; and (ii) the holders of Series 2 third dollar preference shares shall be entitled to receive notice of and attend any general meeting of the Bank and to vote on all matters put before the shareholders of the Bank in general meeting in accordance with the Articles and paragraph 8 below; and (iii) the Series 2 third dollar preference shares shall cease to be redeemable at the option of the Bank, (the "Rights Conversion"); and (b) the Rights Conversion shall occur immediately upon the occurrence of the Rights Conversion Event and this fact shall be specified in the Rights Conversion Event Notice; and (c) as each Series 2 third dollar preference share shall have the same rights attaching to it as the ordinary shares, the Series 2 third dollar preference shares shall be re-designated as ordinary shares of US$0.01 each and shall be treated as being of the same class as the ordinary shares in issue. Following the occurrence of a Rights Conversion Event, the right to receive the Series 2 Third Dollar Preference Dividend as set out in paragraph 3 which would otherwise be conferred upon the holders of the Series 2 third dollar preference shares, but for the provisions of this paragraph 6, on or after the date on which the Rights Conversion Event occurs shall, for the avoidance of doubt, cease to be conferred on and from the date of the Rights Conversion Event and any Series 2 Third Dollar Preference Dividend otherwise scheduled for payment on or following the date of the Rights Conversion Event shall, if prior to such date has been resolved upon and determined by the Board of Directors, shall be automatically cancelled and the resolution of the Board of Directors automatically rescinded upon the occurrence of the Rights Conversion Event, or, if not resolved upon and determined by the Board of Directors prior to such date, shall not be resolved upon and determined by the Board of Directors on and from the date of the Rights Conversion Event and no Series 2 Third Dollar Preference Dividend shall be payable or schedule to be paid and the Bank shall have no liability on and from the date of the Rights Conversion Event to any holder of a Series 2 third dollar preference share in respect of any Series 2 Third Dollar Preference Dividend. A Rights Conversion Event Notice shall be delivered to each holder of a Series 2 third dollar preference share personally or by first class post (or its equivalent) or, if posted to an overseas address, airmail, in each case at its address on the Bank's register of members. Article 135(A) of the Articles shall apply in respect of the delivery of the Rights Conversion Event Notice to joint holders of a Series 2 third dollar preference share and Article 135(B) of the Articles shall apply in respect of the delivery of the Rights Conversion Event Notice upon the occurrence of any matter or event contemplated in such Article. A Rights Conversion Event Notice shall be deemed to have been delivered to the holder of a Series 2 third dollar preference share in accordance with Article 134 of the Articles.

10062038434-v35 - 11 - 70-40684829 6. Set-off Claims in respect of the Series 2 third dollar preference shares may not be set-off, or be the subject of a counterclaim, by a holder of a Series 2 third dollar preference share against or in respect of any of its obligations to the Bank or any other person and each holder of a Series 2 third dollar preference share waives, and shall be treated for all purposes as if he had waived, any right that it might otherwise have to set-off, or to raise by way of counterclaim, any claim of his in respect of the Bank, against or in respect of any obligations of his to the Bank or any other person. If, notwithstanding the preceding sentence, a holder of a Series 2 third dollar preference share receives or recovers any sum or the benefit of any sum in respect of the Series 2 third dollar preference shares by virtue of any such set-off or counterclaim, such holder of a Series 2 third dollar preference share shall hold the same on trust for the Bank and shall pay the amount thereof to the Bank or, in the event of the winding-up of the Bank, to the liquidator of the Bank. 7. Voting Rights at general meetings Holders of Series 2 third dollar preference shares shall not be entitled to attend or vote at any general meeting of shareholders of the Bank except as provided below. If a Rights Conversion Event has not occurred, the holders of Series 2 third dollar preference shares shall have the right to attend any general meeting of the Bank, but will only be entitled to vote on the relevant resolution or resolutions, at which any resolution is proposed (i) to vary or abrogate any of the rights attaching to the Series 2 third dollar preference shares or the or (ii) to reduce the paid up capital of the Series 2 third dollar preference shares. Holders of Series 2 third dollar preference shares will also be entitled to receive notice of, attend and vote at any general meeting of the Bank: (i) at which any resolution is proposed (a) for the winding-up of the Bank or (b) for the sale of the whole of the business of the Bank, or (ii) if the Bank shall have failed to pay in full the dividend payable on the Series 2 third dollar preference shares for the most recent dividend period; or (iii) if a Rights Conversion Event has occurred. In the case of sub-clause (i) above, the holders of Series 2 third dollar preference shares will be entitled to vote only on the relevant resolution(s). In the case of sub-clause (ii) and (iii) above, the holders of Series 2 third dollar preference shares will be entitled to vote on all matters put before all general meetings of the Bank but, in the case of sub- clause (ii) only, until such time as dividends on all outstanding Series 2 third dollar preference shares for the most recent dividend period have been or contemporaneously are paid in full, or a sum shall have been set aside for such payment in full, in respect of one dividend period. Whenever entitled to vote at a general meeting of the Bank, pursuant to sub-clauses (i) and (ii) on a show of hands, each holder of Series 2 third dollar preference shares present in person shall have one vote and on a poll each such holder present in person or by proxy shall have three votes per share. Whenever entitled to vote at a general

10062038434-v35 - 12 - 70-40684829 meeting of the Bank pursuant to sub-clause (iii), each holder of Series 2 third dollar preference shares shall have the same rights to vote as holders of ordinary shares as set out in the Articles. The Bank will send to each holder of Series 2 third dollar preference shares all notices of general meetings of the Bank at which such holder is entitled to attend and will be entitled to vote. Each such notice will include a statement specifying (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and (iii) instructions for the delivery of proxies. A holder of Series 2 third dollar preference shares who is not registered with an address in the United Kingdom and who has not supplied to the Bank an address within the United Kingdom for the purpose of the giving of notices is not entitled to receive notices of meetings from the Bank. 8. Further Issues and Variation of Rights The rights attached to the Series 2 third dollar preference shares will not be deemed to be varied by the creation or issue of any shares of any class, or any securities convertible into shares of any class, ranking as regards the right to participate in the profits or assets of the Bank in priority to, pari passu with or after the Series 2 third dollar preference shares. Subject to applicable law, the rights attached to the Series 2 third dollar preference shares may be varied or abrogated only with the written consent of the holders of three- quarters in nominal value of, or with the sanction of an extraordinary resolution passed at a separate general meeting of holders of, the Series 2 third dollar preference shares. The necessary quorum for any such meeting shall be two persons holding or representing by proxy not less than one-third of the Series 2 third dollar preference shares, but at any meeting of such holders adjourned through want of a quorum one holder present in person or by proxy (whatever the number of shares held by him) shall be a quorum. At a class meeting, on a show of hands every holder of such shares present in person is entitled to one vote and, on a poll, every holder of a such shares is entitled to one vote for each such share held by him. The necessary majority for the passing of an extraordinary resolution at a class meeting will be three-quarters of those present in person or by proxy in such class meeting.